UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

Litman Gregory Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory

4 Orinda Way, Suite 200-D

Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
Litman Gregory Masters Value Fund
Litman Gregory Masters Smaller Companies Fund
Litman Gregory Masters Focused Opportunities Fund
Litman Gregory Masters Alternative Strategies Fund

June 30, 2012

www.mastersfunds.com

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The four managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.
•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.
•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.
•	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.
•	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.
•	The Value Fund includes managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.
•	The Focused Opportunities Fund uses multiple managers with diverse investment styles. However, even with this diversification, the fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the fund could become more diversified.
•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii Litman Gregory Funds Trust

Contents

Our Commitment to Shareholders	2
Funds’ Performance	4
Letter to Shareholders	5
Litman Gregory Masters Equity Fund
Equity Fund Review	8
Equity Fund Managers	13
Equity Fund Stock Highlights	14
Equity Fund Schedule of Investments	17
Litman Gregory Masters International Fund
International Fund Review	19
International Fund Managers	24
International Fund Stock Highlights	25
International Fund Schedule of Investments	28
Litman Gregory Masters Value Fund
Value Fund Review	30
Value Fund Managers	35
Value Fund Stock Highlights	36
Value Fund Schedule of Investments	37
Litman Gregory Masters Smaller Companies Fund
Smaller Companies Fund Review	38
Smaller Companies Fund Managers	42
Smaller Companies Fund Stock Highlights	43
Smaller Companies Fund Schedule of Investments	45
Litman Gregory Masters Focused Opportunities Fund
Focused Opportunities Fund Review	46
Focused Opportunities Fund Managers	50
Focused Opportunities Fund Stock Highlights	51
Focused Opportunities Fund Schedule of Investments	52
Litman Gregory Masters Alternative Strategies Fund
Alternative Strategies Fund Review	53
Alternative Strategies Fund Managers	57
Alternative Strategies Fund Highlights	58
Alternative Strategies Fund Schedule of Investments	64
Expense Examples	79
Statements of Assets and Liabilities	81
Statements of Operations	83
Statements of Changes in Net Assets
Equity Fund	84
International Fund	84
Value Fund	85
Smaller Companies Fund	85
Focused Opportunities Fund	86
Alternative Strategies Fund	86
Financial Highlights
Equity Fund	87
International Fund	88
Value Fund	89
Smaller Companies Fund	90
Focused Opportunities Fund	91
Alternative Strategies Fund	92
Equity Investor Class	93
International Investor Class	94
Alternative Strategies Investor Class	95
Notes to Financial Statements	96
Other Information	115
Index Definitions	116
Industry Terms and Definitions	118
Trustee and Officer Information	120
Privacy Notice	125

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents 1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago we implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any of our funds.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2 Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Litman Gregory Masters Focused Opportunities Fund & Litman Gregory Masters Value Fund are non-diversified funds, which means that they may concentrate more assets in fewer individual holdings than diversified funds. Though primarily equity funds, they may invest a portion of their assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated. Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 10, 21, 32, 39, 47 and 55 for each fund’s top contributors. See pages 11, 22, 33, 40, 48 and 55 for each fund’s portfolio composition. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of each Fund’s holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see page 116 for index definitions. You cannot invest directly in an index.

Please see page 118 for industry definitions.

Funds’ Performance 3

Litman Gregory Masters Funds’ Performance

		Average Annual Total Returns
	Year-to-					Since
Institutional Class Performance as of 6/30/2012	Date	1-Year	3-Year	5-Year	10-Year	Inception
Litman Gregory Masters Equity Fund (12/31/96)	4.18%	-7.76%	14.00%	-2.72%	4.23%	6.11%
Russell 3000 Index	9.32%	3.84%	16.73%	0.39%	5.81%	6.10%
Custom Equity Index	8.71%	1.97%	15.74%	-0.21%	5.79%	5.99%
Lipper Multi-Cap Core Funds Index	7.43%	-1.56%	14.71%	-0.57%	5.60%	5.68%
Gross Expense Ratio: 1.28% Net Expense Ratio* as of 4/30/12: 1.26%

Litman Gregory Masters International Fund (12/1/97)	1.51%	-18.28%	5.65%	-4.79%	6.12%	7.35%
S&P Global (ex U.S.) LargeMidCap Index	3.10%	-14.16%	7.51%	-3.83%	7.31%	5.28%
Lipper International Large-Cap Core Funds Index	3.72%	-14.50%	5.84%	-6.21%	4.32%	3.88%
MSCI EAFE Index	3.38%	-13.39%	6.45%	-5.64%	5.62%	4.05%
Gross Expense Ratio: 1.26% Net Expense Ratio* as of 4/30/12: 1.11%

Litman Gregory Masters Value Fund (6/30/2000)	3.42%	-6.28%	12.22%	-4.60%	4.03%	3.79%
Russell 3000 Value Index	8.64%	2.64%	15.93%	-2.10%	5.37%	4.71%
Lipper Large-Cap Value Funds Index	7.61%	-0.17%	13.15%	-2.19%	4.34%	2.35%
Gross Expense Ratio: 1.39% Net Expense Ratio* as of 4/30/12: 1.36%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	7.59%	-3.68%	19.35%	-0.27%	n/a	7.13%
Russell 2000 Index	8.53%	-2.08%	17.80%	0.54%	n/a	8.01%
Lipper Small-Cap Core Funds Index	6.24%	-3.77%	16.87%	0.69%	n/a	8.14%
Gross Expense Ratio: 1.54% Net Expense Ratio* as of 4/30/12: 1.54%

Litman Gregory Masters Focused Opportunities Fund (6/30/2006)	8.43%	4.16%	17.86%	-0.54%	n/a	2.52%
S&P 500 Index	9.49%	5.45%	16.39%	0.21%	n/a	3.35%
Gross Expense Ratio: 1.44% Net Expense Ratio* as of 4/30/12: 1.34%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	3.88%	n/a	n/a	n/a	n/a	7.41%
Barclays Aggregate Bond Index	2.37%	n/a	n/a	n/a	n/a	3.52%
S&P 500 Index	9.49%	n/a	n/a	n/a	n/a	22.42%
40/60 Blend of S&P 500 Index & Barclays Aggregate Bond Index	5.31%	n/a	n/a	n/a	n/a	11.00%
3-Month LIBOR	0.28%	n/a	n/a	n/a	n/a	0.35%
Gross Expense Ratio: 1.98% Net Expense Ratio* as of 4/30/12: 1.75%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See page 116 for the index definitions.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2012. Through April 30, 2013, Litman Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2013, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, and the Focused Opportunities Fund. Through April 30, 2013, Litman Gregory has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2013 (unless otherwise sooner terminated) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement, exclusive of dividend and interest expense, for the Institutional Class will not exceed 1.49%.

4 Litman Gregory Funds Trust

Dear Fellow Shareholders,

After a very strong first quarter, global stock markets lost value in the second quarter with non-U.S. stock indexes suffering particularly sharp declines. This pattern of relatively short periods of very strong returns, followed by periods of very weak returns, has been referred to as “risk on/risk off.” This phenomenon has particular relevance to stock picking.

In past reports we have discussed the high level of correlation among individual stocks we’ve seen in recent years. Because this is such an influential dynamic in today’s stock market, we are discussing it again. Correlations have been above average for most of the past 10 years, and very high beginning around 2008 (see chart below). We believe these high correlations reflect the elevated importance of macro factors such as the eurozone crisis and its potential impact on the global economy. This macro-based focus leads investors to think about stocks as more of a market or asset class, rather than the individual companies that make up the market. It can also lead investors to put less emphasis on longer term fundamental factors. So we end up with a dynamic in which stocks tend to move together more closely because individual company fundamentals matter less to investors than the macro-based risk factors.

This is not an ideal environment for long-term fundamentally oriented active managers and it shows up in the numbers. One way to get a quick sense for how active managers are doing is to look at the peer rankings of the Vanguard 500 Indexi fund, an index fund that tracks the S&P 500 Index. Based on Morningstar data the fund was outperformed by only 11% of Large Cap Blend managers over the past 12 months and only 15% over the past three years. But over 15 years 39% of active managers outperformed the fund. (Because the universe of active managers should collectively make up “the market” we expect them on average to underperform a low-cost index fund over the long term because of their higher level of expenses.) Looking at actual returns, the S&P 500 beat the average return of the Morningstar Large Blend Category by only 0.11 percentage points over 15 years. However, over the past year the difference was a sizable 4.51 percentage points. Over three years the margin was a still-large 2.21 percentage points.

The impact of risk on/risk off on the Litman Gregory Masters equity funds could be one reason why the relative performance was generally strong in the first quarter but weak in the second quarter. Risk on/risk off may also partly explain why our Masters equity funds have seemed to be higher beta in recent years. The higher beta behavior was not the case in the sizable bear market that occurred in the 2000 to 2002 period. Back then the Masters Funds that were in existence at that time (Equity, International, and Value) outperformed during the bear market and also in the beginning of the bull market that followed. Notably, correlations remained low for much of that bear market. More recently our equity funds have tended to underperform in down periods (again this is not true in every down period). There are a number of factors that could help to explain this but we believe a shorter-term market focus on macro risk factors and a resulting reduced emphasis on longer-term company-level fundamentals is one reason. Looking at the post-2008 period (from the beginning of 2009 through June 30, 2012), one which has been very volatile but overall has been strong, all the domestic Masters Funds have outperformed their benchmarks by clear and sometimes sizable margins; though this was not the case in the past 12 months (see the individual fund reports for specific data). International has outperformed one of its benchmarks but lagged the other two in the post-2008 period.

Funds’ Performance 5

With respect to performance in risky markets, the new Litman Gregory Masters Alternative Strategies Fund passed an early test during the first part of the second quarter. During April and May the S&P 500 Index dropped by 6.6%. During the same period the Alternative Strategies Fund lost only 1.1%. Litman Gregory launched this fund to seek somewhat steadier and relatively low risk returns in a world where low bond yields strongly suggest that returns over the next five years are likely to be historically low for that asset class, and where stock returns are likely to be volatile. It has been only nine months since the fund was launched but so far we have been very pleased with the fund’s 7.4% return. ii(See page 53 for the full report on the fund.)

One of the premises of the Litman Gregory Masters Funds is that in the long run individual security fundamentals do drive security prices. In that regard understanding the details of some of the fund’s holdings can be helpful.

Viterra, Inc. is a global agri-business and is an example of a successful Litman Gregory Masters International holding. It also brings to light how Third Avenue’s Amit Wadhwaney approaches stock picking. The stock was purchased in MSILX in May 2007 when it was known as the Saskatchewan Wheat Pool. About that time Third Avenue financed the company’s hostile takeover of its largest competitor in Canada. Later Third Avenue introduced it to an Australian peer (owned by Third Avenue in their own fund), which Viterra subsequently acquired. So over the years that Third Avenue owned the stock, they actively participated in the steps that transformed a small provisional grain handler to a major company with a worldwide footprint. To date the holding has delivered an average annual return of 13% for Masters over a period in which international stock market returns have been negative.

Wadhwaney points out that Viterra is a classic Third Avenue investment in that: 1) it focused on asset values which are less variable than earnings—something that was stable and longer term in nature; 2) they encouraged value creation in the company through “resource conversions” and they nudged it forward towards two acquisitions; 3) they did their own research and their thinking was fairly independent. Wadhwaney points out that through most of the process they were one of only a few institutional investors; 4) along the way Wadhwaney trimmed the stock when its price spiked higher and added to the position on weakness. Finally, this was an investment that was held for years and just recently has spiked to new highs. Obviously that takes patience. But as Wadhwaney points out, investing like an owner with a deep understanding of the business is a source of confidence that allows him to invest for a long period of time while the company is building value even if there is not much market recognition.

Health Net, Inc. is a managed health care company owned by Clyde McGregor in both the Equity and Value funds. The stock was added to both funds early this year. Unfortunately it was one of the worst performers in each fund with a loss of just over 30%. (Despite this poorly performing stock, McGregor has been a very strong performer for both funds since he was added to the Masters lineup in October of 2008). Shortly after McGregor bought Health Net the company announced disappointing quarterly earnings and lowered its earnings guidance for 2012. The problem was that the company had underestimated its 2011 claims because it did not accurately project the impact of a new claims-coding system mandated by the government. This meant that the company probably has underwritten insurance too “aggressively” in 2012 and will likely experience higher than expected claims (as yet un-quantified) that will hurt earnings. The stock plummeted after this announcement and has yet to recover lost ground. McGregor attributes this failure to the company’s lack of IT systems sophistication but does not believe it is indicative of a material, long-term problem with how the company is run. With respect to their underwriting, McGregor believes the company has fixed the problem so the earnings hit is expected to be a onetime event that should not impact future years.

As of mid-May, when we discussed the investment case with McGregor at length, Health Net was among the highest expected-return stocks on Harris Associates’ list of approved buy candidates. (The price was slightly lower at the end of June.) More specifically, McGregor believes the company will earn north of $3 in 2013 and at a stock price around $24, it implies a valuation much below what past comparable transactions in this space would suggest. McGregor believes a “transaction” based P/E of north of 15x is appropriate for a business like Health Net. Helping to confirm this valuation, on July 9 WellPoint announced the acquisition of Medicaid insurer Amerigroup for 18x 2013 EPS. If McGregor is right about the P/E and the 2013 earnings, that suggests a value of $45, which is 87% higher than the stock’s price as of June 30.

Carbon Natural Gas Co. is held in the Smaller Companies fund by Cove Street Capital’s Jeff Bronchick. Though the stock is a small holding, it is interesting partly because it exemplifies one of the advantages of Masters—the small asset level being run by individual managers allows them to consider names they might not otherwise buy for a larger fund or portfolio. In this case Carbon Natural Gas is a thinly traded microcap stock with a market cap of only $35 million. Bronchick was able to buy it in February of this year from a forced seller at a very attractive price. The company is the result of two private acquisitions—gas and oil. Carbon is an “emerging” company with excellent assets, which Bronchick believes to be worth significantly more than the current value of the stock, given the company’s proven and expected gas and oil production. In the long-run Bronchick believes his investment goals are aligned with those of Carbon’s CEO, and also an energy-oriented private equity firm with a long track record of building and selling energy assets (the private equity firm is also a shareholder). Though the stock only makes up about 1% of Bronchick’s portfolio, he believes it could earn multiplies of his cost basis of $0.36 based on the company’s production growth.

Closing Perspective

At some point the market’s obsession with macro risks will pass. That might take some time as debt-related risks are likely to be with the global economy for a while. However, though we don’t count on it, it is possible that policy decisions in the near term could reduce the chances of a major economic downturn in Europe and the U.S. That might be enough to get investors to re-focus on individual company fundamentals. When the macro focus does subside we believe that it is likely that active managers will enjoy a much more favorable stock-picking environment. And we believe that would be a big plus for the Litman Gregory Masters equity funds.

We are disappointed in the performance of our equity funds so far in 2012 and over the last 12 months. This performance has been bad enough so that on a point-to-point basis it impacts longer term trailing performance numbers.

6 Litman Gregory Funds Trust

We expect that our managers will go through periods of significant underperformance over the shorter term—that is a fact of life in the investment management business even for investors with great long-term records. And such periods can last for several years, and if there is a very severe period of underperformance that impacts the medium- longer-term trailing periods. Underperformance can be the result of numerous factors, such as: stock-picking mistakes (i.e., causing permanent lost performance); temporarily lagging stock performance as the market does not yet recognize the intrinsic business value or catalyst for stock price appreciation that the manager sees; an investment style that is broadly out of favor (“not working”) in the current market environment (e.g., value investing during the tech bubble); and plain old bad luck (e.g., an event that could not reasonably be anticipated or analyzed that occurs and negatively impacts a stock holding, e.g., Tokyo earthquake/tsunami).

While the latter factors would not be reasons for us to remove a manager, we are always assessing whether something material has changed with a manager that has led to a diminution or elimination of their previously held edge. There is much judgment in this process. On the one hand we are careful not to be overly influenced by recent performance (either very good or bad). Bad performance in particular is often the reason for investors to cut and run, often leading to whipsaw (investing after a fund or manager has had a strong performance run and selling after weak performance). We have had many experiences over the years with managers who have gone through terrible performance runs, only to more than make up for the relative underperformance. One recent example is Jeff Bronchick of Cove Street Capital who had a terrible first 18 months with the Smaller Companies Fund, hugely underperforming his Russell 2000 Value benchmark. But over the past 3 ½ years the opposite has been true with Bronchick beating the benchmark by an enormous margin of 13.97 percentage points and more than making up for the prior poor period.

So we are careful not to just react to poor performance, but we also don’t want to assume that good long-term performance will always continue or that we could not have made a mistake in our original manager due diligence. So we engage in relentless ongoing due diligence so that we will be aware of material changes at a sub-advisory firm and so we can avoid mistakes on our part. When there has been underperformance we seek to understand why. So we are process driven, focusing on digging into the analysis and reasoning that led to investment in poorly performing stocks, and understanding what went wrong. The bottom line for us is that we must constantly re-assess a manager’s edge so that we can be clear about whether our confidence is justified or should be revised. This is what we did when Jeff Bronchick went through his terrible performance period in 2007 and 2008. We had numerous meetings and phone calls that focused on his stock holdings for Masters and delved deeply into his analysis and reasoning on each. We spent much of that time discussing poorly performing stocks. We came away from these interactions with our confidence reinforced. We are glad we did. On the other hand there have been a number of managers over the years who we removed from various Masters Funds because our confidence was not sustained. So the process has worked both ways.

Looking ahead we continue to focus on reassessing the edge of all of our managers. And as we’ve stated in the past we would like to build in some more manager diversification into our funds. Our manager selection batting average over the years has been strong, but some of the managers who have not worked out have had an outsized negative performance impact. (75% of current managers across all our equity funds have outperformed their benchmarks and 66% of managers who have ever worked for our equity funds, including those who were fired, out-returned their benchmarks.) So subject to meeting our high standards, we believe the diversification provided by a somewhat larger manager lineup is a positive. In this regard we have several managers with whom we are deep into the due diligence process, and that so far have been impressive. This could lead to some manager additions in coming months.

The partners and employees of Litman Gregory and the independent trustees of the Litman Gregory Masters Funds continue to be significant shareholders in the funds. As of June 30, 2012 this investment totaled $16.7 million and is reflective of our long-term confidence in the funds.

As always we thank you for the confidence that you have placed in Litman Gregory Masters Funds.

Sincerely,

Ken Gregory and Jeremy DeGroot

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please click www.mastersfunds.com. Please see page 4 for the most recent performance figures for the Litman Gregory Masters Funds.

i	The Vanguard 500 Index Fund is a passively managed fund that seeks to track the performance of a benchmark that measures the returns of 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. The fund’s annual expense ratio is 0.17%. Portfolio turnover during the fund’s most recently ended fiscal year was 4%. Investors in the fund are subject to Index Sampling Risk, which is the chance that securities selected for the fund in, the aggregate, will not provide investment performance matching that of the Index. The fund is not FDIC insured, and has no bank guarantee. As of 6/30/2012, the fund’s 1-, 3-, 5-, and 10-year average annual total returns were 5.29%, 16.25%, 0.14%, and 5.23%, respectively. The fund’s distributions may be taxable as ordinary income or capital gain. The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so that investors’ shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Performance data current to the most recent month-end may be obtained by calling 800-662-7447 or by www.vanguard.com/performance.
ii	Short-term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made solely on returns.

Funds’ Performance 7

Litman Gregory Masters Equity Fund Review

During the first six months of 2012, Litman Gregory Masters Equity Fund returned 4.2%, significantly trailing the 9.3% return for its Russell 3000 Index benchmark.

Litman Gregory Masters Equity Fund

Performance as of June 30, 2012

		Average Annual Total Returns
	Year-to-	1-	3-	5-	10-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	4.18%	-7.76%	14.00%	-2.72%	4.23%	6.11%
Russell 3000 Index	9.32%	3.84%	16.73%	0.39%	5.81%	6.10%
Custom Equity Index	8.71%	1.97%	15.74%	-0.21%	5.79%	5.99%
Lipper Multi-Cap Core Funds Index	7.43%	-1.56%	14.71%	-0.57%	5.60%	5.68%
Investor Class	3.96%	-8.08%	13.70%	n/a	n/a	14.74%
Russell 3000 Index	9.32%	3.84%	16.73%	n/a	n/a	17.83%
Custom Equity Index	8.71%	1.97%	15.74%	n/a	n/a	17.03%
Lipper Multi-Cap Core Funds Index	7.43%	-1.56%	14.71%	n/a	n/a	16.02%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, the gross and net expense ratios for the Institutional Class were 1.28% and 1.26%, respectively; and for the Investor Class were 1.53% and 1.51%, respectively. Through 04/30/2013, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Equity built a very strong record through its first eight years of existence, out-returning its Russell 3000 benchmark by a sizable average 2.8 percentage points per year. The fund then slumped beginning in 2005 until late 2008, including a very weak performance during the financial crisis. In 2008, Litman Gregory hired three new sub-advisors to replace two managers that had been removed from the fund’s line-up. One of the managers removed from the fund in 2008 had suffered through a particularly long period of severe underperformance and we erred in maintaining our confidence in him. The underperformance during his tenure from early 2000 through late 2008 was material to the fund, costing it one percentage point (98 basis points to be exact) of annual performance. Since the end of 2008, the fund’s performance has been strong with a 16.7% annualized return, 1.2 percentage points better than its benchmark. That performance was driven by strong returns by a number of managers including two of the three new sub-advisors. However, though the overall Equity Fund return has been strong since 2008, the pattern of returns has been choppy with periods of outperformance and underperformance. The last 12 months in particular has been a period of significant under benchmark performance.

Longer-term there are various metrics we consider when evaluating performance. Since inception the fund has nearly matched the return of its primary benchmark and beat two other benchmarks. One metric we’ve always deemed important is long-term rolling returns. We like this measure because there are times when one relatively short but particularly bad or good sub-period can have a big impact on the return for a longer period. For example, Equity’s 10-year return at the end of November 2007 was a healthy 0.90 percentage points ahead of its benchmark. Only a year later its 10-year return was 0.71 percentage points behind the benchmark. That is a large difference driven by a relatively short period of performance. With investors owning the fund over countless difference periods, which 10-year period should be considered most relevant in evaluating the fund? Questions like this are the reason why, as long-term investors, we believe it is relevant to look at all rolling 10-year returns to see how often Equity has outperformed its primary benchmark over 10 years. In that regard there have been 67 10-year periods since Equity’s inception and the fund has out-returned its benchmark in 79% of those periods. We believe this high percentage of times outperforming the benchmark over a meaningfully long period is one important indicator that supports the validity of the Masters concept. (We calculate the rolling time periods by starting with the first 10-year period since the fund’s inception, then adding another 10-year period to the analysis with each subsequent month of performance.) Unfortunately, the last 10-year period has been one of underperformance. We are focused and diligent in doing everything we believe is necessary to position the fund as we seek strong performance in the future again.

Portfolio Commentary

Performance of managers: The first half of the year was a tale of two quarters. In the first quarter, which saw sharply rising stock prices, four of the seven managers either performed in line with, or were ahead of the benchmark. But in the second quarter only one manager was ahead of the benchmark, while another performed in line with his benchmark. For the six-month period, only two of the seven Litman Gregory Masters Equity stock pickers outperformed their respective benchmarks. As we have written in the past, we do not expect short-term outperformance from every manager in every time period. Our goal for all of our investment managers is long-term outperformance relative to their respective benchmarks. In that regard, through June 30, 2012, each of the four sub-advisors who have been on the fund since its inception over 15 years ago achieved that goal. Moreover, two of the three sub-advisors, who were added to the fund at various points in 2008, are also ahead of their respective benchmarks.i

Sector and stock-picking impact: We focus on the performance of individual stocks rather than the effect of sector allocation when discussing the performance of our funds, though at times, sector exposure may provide some insight into the fund’s relative performance. Based on attribution through the first half of 2012, Litman Gregory Masters Equity’s overall sector exposure had only a minor positive impact, though no one sector had a material

8 Litman Gregory Funds Trust

impact. The fund’s health care holdings were collectively the worst performers in the six-month period, losing 8.8 percentage points, compared to a gain of 12.7 percentage points for benchmark’s health care holdings. Consequently, stock selection in this sector cost the fund roughly 1.8 percentage points of relative performance. Within the sector, Health Net, a managed-care provider, owned by Clyde McGregor of Harris Associates, was the single largest detractor in the period (down 35%), and costing the fund 0.9 percentage points of performance. (McGregor remains optimistic about the prospects for this holding and his thinking is discussed later in this report.) Other areas of poor stock selection performance were energy, financials, and information technology, each costing the fund approximately one percentage point or more of relative performance. The only notable positive contributor at the sector level was consumer discretionary. In the period, three of the portfolio’s 10 best-performing stocks—Walt Disney, Amazon.com, and HSN—were consumer discretionary holdings.

Leaders and laggards: The table on page 10 lists the biggest contributors to and detractors from performance for the quarter.

In terms of stock selection, the fund’s 10 largest contributors to performance were spread across a number of industries, but did not include health care or energy names. The single biggest contributor to performance was Apple, which gained 44% in the period, and was the portfolio’s fourth-largest holding at 3.2% of assets. The stock is owned by all three of the fund’s growth managers—Turner Investment Partners, Sands Capital Management, and Friess Associates—and was the single largest holding in each of the manager’s respective portfolios. Despite Apple’s strong run of performance, each of the managers views the company as attractively priced relative to the company’s long-term growth prospects, as it continues to be dominant in multiple large industries, including Smartphones (iPhone), tablets (iPad) and software (iTunes). There is also the expectation that the company will benefit from geographic expansion, specifically into the emerging markets. Another positive is Apple’s remarkably high cash position at over $100 billion. Apple’s strong balance sheet can be used beneficially for shareholders, as evidenced by the company’s recent declaration of a dividend.

Visa, which operates the world’s largest payment network, was up 22% during the period making it a top contributor (and it has been among the top performers in other periods since its public offering in March 2008). It is the portfolio’s fifth-largest holding. The stock was owned by two managers, Sands Capital and Harris Associates. The managers derive their high level of conviction from multiple factors including Visa’s large scale (nearly twice the size of its next largest competitor), strong international brand, powerful network effect that creates value as the number of card holders and merchants expands, highly attractive business model with near 100% incremental margins, and considerable long-term growth potential. Visa’s earnings grew over 20% over the last year, and with only 20% to 30% of worldwide personal consumption taking place using credit and debit transactions, it’s possible that Visa’s international opportunity can lead to earnings growth of 15% to 20% for the next five years or longer.

Another top contributor was HSN, the interactive retailer offering a broad array of consumer products, apparel and accessions through television, websites, and catalogs. McGregor has owned the stock since September of 2010, and has seen a 36% gain. In June of this year, Friess Associates also purchased the stock in their sleeve of the portfolio. See the HSN commentary provided by Friess on page 15 for additional details.

The single largest detractor was Health Net, Inc., which announced disappointing quarterly earnings and lowered full-year guidance for 2012. The company is a California managed-care company that sub-advisor Clyde McGregor perceives to have an unusually strong market position. After a decade of spotty operational results, Health Net hired new actuarial talent from a competitor and has since been gaining market share with innovative tailored products. Management has shed non-core assets and has bought back the company’s stock with the proceeds. The California market is often very difficult for large competitors to break into organically (i.e., without making an in-market acquisition), and McGregor believes this factor adds to Health Net’s long-term appeal. The stock’s poor performance was the result of a sharp price decline after it was learned that the company had likely underestimated its 2011 claims because it did not accurately project the impact of a new claims-coding system mandated by the government. McGregor attributes this failure to the company’s lack of systems sophistication but he believes that the company has fixed the problem so there should be no earnings impact after 2012. In line with that view, McGregor believes the company will earn north of $3 in 2013 and at a stock price of $24, the valuation is far below levels observed in past comparable transactions of similar companies. McGregor believes a “transaction”-based price-to-earnings (P/E) ratio of north of 15x is appropriate for a business like Health Net. Consistent with this opinion, WellPoint recently announced the acquisition of Medicaid insurer Amerigroup for 18x 2013 earnings-per-share (EPS). If McGregor is right about the P/E and the 2013 earnings, that suggests a value of $45 which is 87% higher than the stock’s price as of June 30. As of mid-May, when we discussed the investment case with McGregor at length, Health Net was among the highest expected-return stocks on Harris Associates’ list of approved buy candidates.

Dell was another major detractor in the period. The stock has been in the portfolio since August 2005, and is owned by Mason Hawkins of Southeastern Asset Management. Hawkins says that Dell has transformed its business by offering a combination of servers, services, storage, and software solutions that now dominate and complement the desktop and laptop computing segment. The product mix change has allowed Dell to generate substantially improving margins and earnings. Hawkins believes that Dell is being mistakenly punished, as investors continue to focus on the “dying” PC business, even though it accounts for only a little more than 25% of Southeastern’s appraisal value. Analysts also persist in evaluating the company against the consumer market, which represents only 10% of the company’s revenues. Additionally, most analysts ignore the company’s large net cash position, which equals over a quarter of the share price. Hawkins expects the company to continue using much of the cash to repurchase shares, and build shareholder value even faster. Using expected 2012 estimates, Hawkins says the company’s free-cash-flow yield is over 16%, and after adjusting for cash it is over 20%.

Fund Summary 9

It is important to understand that the fact that a stock has made or lost money for the fund in a quarter tells us nothing about how successful the holding was or will ultimately become. The fund will hold most stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

Litman Gregory Masters Equity Fund Contribution by Holding
For the Six Months Ended June 30, 2012

Top Contributors

Security	Portfolio Contribution
Apple, Inc.	1.02%
American Express Co.	0.67%
Visa, Inc. - Class A	0.66%
Snap-on, Inc.	0.42%
Bank of New York Mellon Corp.	0.37%
Level 3 Communications, Inc.	0.36%
HSN, Inc.	0.35%
Amazon.com, Inc.	0.32%
Cemex S.A.B. de C.V. - ADR	0.31%

Bottom Contributors

Security	Portfolio Contribution
Health Net, Inc.	-0.85%
Canadian Natural Resources Ltd.	-0.58%
Dell, Inc.	-0.37%
Chesapeake Energy Corp.	-0.33%
Atlas Air Worldwide Holdings, Inc.	-0.24%
Omnicare, Inc.	-0.22%
Fairfax Financial Holdings Ltd.	-0.22%
Google, Inc. - Class A	-0.21%
Coldwater Creek, Inc.	-0.20%
Juniper Networks, Inc.	-0.19%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio mix: Over time, sector weights in the fund may vary widely from those of its benchmark, reflecting the managers’ bottom-up stock selection process. At the end of the first half of 2012, the portfolio’s two widest sector deviations remained consumer staples and finance. The consumer staples sector was the largest underweight, comprising only 1.2% of the portfolio, compared to 9.7% for the benchmark. Finance was the largest overweighting at 25.5% of the portfolio, compared to 15.9% for the benchmark. Four of the portfolio’s top-10 holdings are financials—Bank of New York Mellon, American Express, Alleghany, and Berkshire Hathaway—and all are owned by Davis and Feinberg. Consumer discretionary increased from a two percentage point overweight at the start of the year to just over a six percentage point overweight at roughly 18.4% of assets. The fund’s technology weighting has declined modestly from 22.8% to 20.5%, still modestly overweight relative to the benchmark. The majority of technology stocks are owned by Sands Capital and Turner Investment Partners. Half of the names in each manager’s portfolio are from the technology sector.

Reflective of the market-cap flexibility given to each manager, the range of market caps varies widely, from $66 million to $546 billion. Since year end, the fund’s market-cap exposure remained largely unchanged. Large-caps made up 40% of the portfolio, mid-caps stocks were 26% and small-caps were 18% of assets. (The rest of the portfolio is invested in foreign stocks and cash.) The weighted average market-cap of the portfolio is $48.4 billion, and the median market-cap is $8.6 billion.

Differences between the fund and the benchmark are also apparent in the fund’s meaningful exposure to foreign-domiciled companies. During the period, the portfolio’s exposure to non-U.S. companies declined slightly from 14% to 13%. Foreign holdings include Cemex SA (Mexico), a global producer of building materials and cement; Cheung Kong Holdings, Ltd (Hong Kong), a conglomerate and real estate business; Li & Fung (Hong Kong), a multinational consumer goods export and logistics group, and BM & F Bovespa (Brazil), a commodities and futures exchange. The majority of the fund’s foreign holdings are mid-caps.

10 Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund	Fund	Russell 3000
	as of	as of	as of
	6/30/12	12/31/11	6/30/12
Consumer Discretionary	18.4%	13.8%	12.0%
Consumer Staples	1.2%	0.5%	9.7%
Energy	8.3%	11.2%	9.8%
Finance	25.5%	22.1%	15.9%
Health Care & Pharmaceuticals	8.1%	10.1%	12.0%
Industrials	10.3%	9.3%	11.1%
Materials	2.5%	4.2%	3.9%
Technology	20.5%	22.8%	19.0%
Telecom	1.8%	1.3%	2.8%
Utilities	0.0%	0.0%	3.8%
Cash Equivalents & Other	3.4%	4.8%	0.0%
	100.0%	100.0%	100.0%

By Domicile

By Market Capitalization

Market Capitalization:

Micro-Cap < $565 million

Small-Cap $565 million - $2.61 billion

Small/Mid-Cap $2.61 billion - $6.35 billion

Mid-Cap $6.35 billion - $17.4 billion

Large-Cap > $17.4 billion

Totals may not add up to 100% due to rounding

Fund Summary 11

Taxes: The fund’s tax-loss carryforward has been largely used up. As of June 30 the fund has no taxable capital gains to distribute in 2012 and we will be focused on minimizing or eliminating any taxable distribution over the rest of the year.ii

In Closing

Looking forward we recognize that the fund’s recent performance has been disappointing. And that while performance since late 2008 has been strong we still have not made up for ground lost during the financial crisis. As discussed in the Shareholder Letter on page 5, it has been a particularly challenging period for active managers in general as macro risk factors seemingly have mattered more to investors than long-term individual company fundamentals. While we don’t know how long this environment might last, we are confident that eventually investors will again focus more heavily on the individual company attributes that drive earnings and impact company risk over the long run. We believe a return to this type of environment will be a big plus for Masters.

Beyond our long-term belief in a process and research-based approach to stock investing, we also have seen that performance tends to swing in cycles with poor periods tending to be followed by strong periods. No manager or fund seems to be immune to this dynamic. So in that regard we are hopeful that the fund is now due for a period of strong performance. In doing what we can to positively influence future performance, we are conducting due diligence on a number of managers and we are close to finalizing work on one or two that look quite promising. So it is possible that we could be adding new management talent to the team later in 2012, thereby expanding the fund’s manager diversification. This has been a goal of ours. And as always, we are intensively monitoring and assessing each of our sub-advisors.

We continue to be grateful for your confidence in Litman Gregory Masters Equity Fund.

[i]	The managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index; Christopher Davis and Ken Feinberg: S&P 500 Index; Mason Hawkins: Russell 3000 Value Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr, John Freeman and Michael Sramek: Russell 1000 Growth Index; Bob Turner: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

12 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Blend
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes but mostly small-and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global; may have up to 50% in foreign stocks	Value
Clyde McGregor	Harris Associates L.P.	20%	All sizes but mostly large- and mid-sized companies	Value
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	10%	All sizes but mostly large- and mid-size companies	Growth
Robert Turner	Turner Investment	10%	All sizes	Growth
Frank Sustersic	Partners, Inc.
Jason Shrotberger
Richard Weiss	Wells Capital Management, Inc.	10%	All sizes but mostly small-and mid-sized companies	Blend

Fund Summary 13

Litman Gregory Masters Equity Fund Stock Highlights

Alleghany Corp. – Christopher Davis / Kenneth Feinberg

We bought shares of Alleghany Corp. in late 2011 when they were in the process of acquiring Transatlantic Holdings, Inc. Alleghany is a storied if small investment company, known for conservative but very successful investing over its 80 year history. Alleghany boasts core positions in property casualty insurers RSUI and Transatlantic, complemented with industrial and ‘real’ asset investments, the latter designed to diversify and hedge possible inflation. Alleghany aims to grow book value per share faster than the S&P 500, and over the past decade has succeeded – while the S&P 500 compounded 2.8% annually, Alleghany’s book value compounded at 7.8%, growing to $365 at the end of the first quarter.

Alleghany’s investments total $1,035 per share, as insurance ‘float’ is invested alongside book value, and prospects seem favorable. Over the last 8 years, Alleghany’s portfolio has delivered a solid 7.8% annual total return. This includes a 160% cumulative return on equity investments, far ahead of the S&P’s 32% gain. Alleghany’s success is testament to a very conservative approach focused on long term value creation. At the end of the first quarter, Alleghany’s investments were 90% bonds, with nearly half of this in muni’s, 5% cash, and 5% in stocks. While lower bond yields will reduce returns near term, even a 4% investment return could produce overall after tax earnings of around $35, yet the stock trades less than 10x this.

Governance is extremely shareholder friendly, as Alleghany shuns debt and allocates capital very conservatively – aiming for singles and doubles rather than gambling for outsized gains, and stock options are not doled out to management. This reflects the strong oversight provided by the Kirby family, large long time shareholders who have helped manage Alleghany over the past 50 years, as well as intelligent management incentives, which reward multiyear book value growth and require senior executives to own meaningful amounts of stock. We are confident that CEO Weston Hicks and team will remain focused on steady book value growth and loss avoidance.

Finally, we are optimistic about the prospects for Alleghany’s insurance subsidiaries. Specialty insurer RSUI has long sustained industry leading profit margins, and is poised for a growth spurt as property rates have recently begun increasing after an 8 year lull. Reinsurer Transatlantic will also benefit from rising rates, and may be poised to expand in Europe as local reinsurers face balance sheet pressures from the European debt crisis and increasingly restrictive legislation. Both units will benefit from the addition of Joe Brandon, with whom we are familiar via his long tenure as CEO of Berkshire Hathaway’s General Reinsurance unit. We anticipate that Joe’s underwriting discipline and global reinsurance knowledge will help Alleghany expand profitably over the coming decade.

At only 93% of a growing and conservatively stated book value, we find this owner operated insurance and investment company an attractive investment.

HSN, Inc. – Bill D’Alonzo

In April, HSN, Inc. hosted its first ever 24-hour “dress event,” during which customers could shop on television, visit an online digital dress shop and get style advice from fashion experts via Twitter and Facebook. In a testament to its multi-channel retail strategy, the company sold nearly 4,000 dresses that day.

Nasdaq-listed HSN, Inc. is an interactive retailer offering a broad array of consumer products, apparel and accessories though television, websites, catalogs and stores. The company’s HSN television network broadcasts to 96 million U.S. households and includes a website that is among the nation’s top 10 most trafficked e-commerce sites. Its Cornerstone segment, which includes Ballard Designs, Frontgate and Garnet Hill, distributes more than 275 million catalogs annually.

March-quarter earnings grew 22 percent, beating the consensus estimate by 19 percent. Profitability increased as HSN’s programming shifted away from electronics and toward beauty, jewelry, home design and cooking products. At the same time, digital sales increased for both HSN and Cornerstone. Web-based sales accounted for 43 percent of revenues, up from 40 percent last year.

HSN continues to refine its brand-collaboration strategies, helping attract more brands that are willing to offer exclusive products, which in turn helps the company retain and attract new customers. More than 70 percent of the products showcased on the home shopping network are proprietary to HSN, including substantially all of its jewelry and apparel.

The Friess Associates team spoke with Chief Executive Mindy Grossman regarding the company’s continued digital expansion. HSN expects to complete a major website redesign this year to offer consumers a richer and streamlined experience on a broad array of mobile and social platforms.

The Friess Associates team bought HSN at 16 times current 2012 estimates. Analysts predict the company will grow earnings 16 percent this year, followed by 18 percent growth in 2013.

Atlas Air Worldwide Holdings, Inc. – Clyde McGregor

Atlas Air Worldwide Holdings, Inc. is the world’s leading independent air freight company. We believe that after years of investing in new aircraft Atlas is now entering “harvest” mode and could soon be generating $8/share of annualized free cash flow. Despite this attractive potential, Atlas’ stock price has declined more than 1/3 from its 2011 peak as investors retreat from issues with perceived economic cyclicality, and that price decline has created our opportunity.

Most of Atlas’ business is of a type called ACMI (aircraft, crew, maintenance, and insurance) in which Atlas owns and operates their fleet of aircraft for customers. ACMI customers pay a fixed fee per block hour for use of the ACMI service, as well as all fuel costs. Atlas signs customers to long-term contracts (5-20 years) that have minimum volume requirements in order to ensure a floor level of profitability. This “take-or-pay” model was stress-tested in the 2008-09 recession. Despite an enormous drop-off in volumes shipped, no customers attempted to restructure their contracts, showing the long-term value they place on Atlas’ ACMI service.

In our opinion, Atlas already operates the most modern fleet in its industry, and that advantage is growing rapidly. Many years ago Atlas management made the decision to upgrade their fleet with the newly developed Boeing 747-8F. Atlas has reserved ¼ of the first 36 deliveries of this aircraft, while their ACMI competitors have not secured any such deliveries. These new aircraft allow Atlas to charge more for their ACMI service while still saving their customers money overall because the customer benefits directly from the 747-8F’s substantially lower fuel costs.

14 Litman Gregory Funds Trust

It should be noted that Atlas’ corporate history is not altogether glorious. The founder of the company attempted to grow Atlas too rapidly, and he perished suddenly while Atlas was in the process of completing a significant acquisition. The company eventually went into reorganization. Emerging from the bankruptcy process, Atlas hired new management who simplified the business and focused their investment spending on upgrading the fleet. This upgrade plan suffered meaningful delay when Boeing had development problems with the 8F, but now the planes are coming into service. With Atlas’ competitive advantages combined with a cash-rich balance sheet, we believe that the stock has considerable potential.

Salesforce.com, Inc. – Sands Team

Salesforce.com, Inc. (CRM) is the leading provider of Software-as-a-Service (SaaS), focusing on the $13 billion customer relationship management (CRM) segment of the $120 billion enterprise software market. Compared to traditional licensed software, SaaS offers several compelling benefits to customers, including lower total cost of ownership over time, much lower upfront costs, and lower implementation risk. The tremendous value realized by Salesforce’s SaaS offering is demonstrated by a survey showing that 93% of customers would recommend Salesforce to a colleague. This is in stark contrast to the 30% failure rate of traditional, license-based CRM implementations.

Salesforce is rapidly taking share in the CRM software segment from the larger, license-based competitors such as Oracle and SAP. Salesforce presently holds about 15% share of the CRM market but 70% of the SaaS portion of CRM with more than 100 thousand customers and three million users. Salesforce has successfully expanded outside of the traditional CRM market and now offers solutions targeted at customer service, marketing (including integration with social networks such as Facebook and Twitter), and collaboration. Finally, Salesforce offers a SaaS platform whereby customers or third parties can develop their own applications and host them “in the cloud” (i.e. in Salesforce’s highly reliable and secure data centers). We expect 25%+ annual revenue growth over the next five years as Salesforce continues to displace traditional license-based competitors and expand into new markets.

Salesforce appears very expensive using a traditional price to earnings multiple as a measure of valuation. However, we believe GAAP accounting does not capture the strength of Salesforce’s subscription-based, fixed-cost, business model due to the accounting for subscriptions that causes earnings to be structurally lower than cash flow. In addition to subscription billing, Salesforce is heavily investing in distribution capacity through sales and marketing in order to capture as much of the enterprise software market as possible during this migration to SaaS. As such, we believe the long term margin potential for the business is substantially higher than recent results where margins continue to be weighed down by investments in future growth. Adjusted for these factors, the valuation appears reasonable for a company we expect to grow EPS at an annual rate of more than 40% over the next 5 years.

Facebook, Inc. – Turner Team

Facebook, Inc. operates as a social networking company worldwide and is engaged in building products to create value for users, developers, and advertisers. The company builds tools that enable users to connect, share, discover, and communicate with each other while allowing developers to build social applications on Facebook or to integrate their websites with Facebook. The platform also offers products that enable advertisers and marketers to engage with its users. With more than 900 million monthly active users, Facebook offers advertisers a combination of reach, relevance, social context and engagement. The company became a public company in May 2012 after its Initial Public Offering.

Growth Opportunities:

Facebook has over 900 million active monthly users that are currently generating $3.7 billion in revenue, which equates to $4 per active monthly user on a per year trailing basis. This level of monetization is incredibly low compared to other user-based advertisers. We believe Facebook will continue to benefit from the growth in the on-line advertising industry despite the possibility of a slower growth economic environment. While social network advertising is still in its infancy stages, we believe firms such as Facebook will be a primary driver of what we expect to be a rapidly growing area of the on-line advertising market. As reported by research firm eMarketer, social networks are expected to generate $10 billion in revenues in the U.S. next year alone and should continue to see annual double digit growth through 2014 in the U.S.

While our analysis includes a slower growth rate in 2012 due to Facebook’s reluctance to show advertising on mobile devices in the short-term, the company is now working on platform enhancements and analytical tools that should allow the company to capture this untapped opportunity. As more users begin to move away from the traditional desktop/notebook experience of utilizing Facebook, we expect Facebook’s upgraded enhancements and tools will be user and advertiser friendly for the growing mobile and/or smartphone community. We expect these enhancements and tools for advertisers to occur over the balance of 2012 and into 2013, which should lead to increased monetization for Facebook.

Additionally, their incremental margins will be significant due to the high level of investment from the IPO and will likely increase the company’s R&D spending by over 80% from 2011 levels to approximately $700 million in 2012. We believe that Facebook’s operating model will be similar to Google’s, which normally produces EBITDA margins at 60%. While competition will arise from the likes of Google, which recently rolled out its own social network, we believe Facebook is well ahead of the game and should capitalize on this growing area of the market. Over time we expect the company’s superior management team to be able to unlock the value of its unparalleled and loyal audience that many advertisers want and need to tap.

Valuation of Company:

Our current expectation is for revenue growth to reaccelerate in 2013 and for profitability to change course in the second half of 2013. We expect revenue to reach $9.4 billion in 2014 and EBITDA margins to expand to 54.7% but remain below the 60% level. With an estimated $5.15 billion in EBITDA (greater than 40% annualized growth) and an expected net cash position of $12 billion, we have placed a $48 price target over an 18 month time horizon utilizing an enterprise value/EBITDA multiple of 23 times, below many other high-growth comparable peers.

Fund Summary 15

Health Management Associates, Inc. – Dick Weiss

Health Management Associates, Inc. (HMA) operates general acute care hospitals and other health care facilities in non- urban communities in the United States. Its hospitals provide both inpatient and outpatient services, in addition to specialty services in cardiology, neuro-surgery, and oncology to name a few. As of year -end 2011 the company operated 66 hospitals, primarily located in the Southeastern states, with a total of 10,330 licensed beds.

With the advent of a new CEO a few years ago, HMA embarked on a strategy focused upon improving physician recruiting, increasing share of emergency room visits and hospital acquisitions. Physician recruitment has proven successful with HMA using its new surgery specialists to become one of the largest users of MAKO surgical machines in the country. The company’s outpatient revenue and revenue per admission have grown at rates among the best in its peer group and is well positioned for the long-term as many of its hospitals are sole providers. We look for HMA to continue to capitalize on the industry’s consolidation through the acquisition of larger hospitals as many non-profits cannot afford the increased government regulatory burden. A key to the future of HMA is whether the price being paid for their acquisitions is appropriate given the unknown prospects of the U.S. health care industry. To date, the hospitals acquired have improved margins at the expected rate, but it is too early to make a definitive judgment.

In addition to maintaining solid growth prospects across the board, cost controls remain a key focus of management. Cost control initiatives are particularly concentrated on mitigating costs of medical supplies through competitive rate bidding and on streamlining other operating expenses such as medical waste management. Execution of these initiatives will help to drive margin expansion and leverage earnings power, which should result in expansion of the multiple.

Since the new CEO joined, HMA has made solid progress in boosting outpatient revenue and using its broader doctor base to attract more severely ill patients. Nevertheless, the entire healthcare industry is under stress as the federal takeover of the industry proceeds. We expect HMA’s inpatient admissions to remain soft. However, 2Q results, while showing weak inpatient admissions, posted reasonable revenue growth based upon strong outpatient revenue growth.

The investment case is that HMA is a well-managed hospital group in reasonably attractive non-urban markets where they are likely to be the sole or major health care provider. With the influx of uncertainty causing the stock to trade at a P/E of 7x and around 50-55% of our private market value, the price incorporates a lot of risk and, therefore, has an attractive risk/reward profile.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

16 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 96.6%

Consumer Discretionary: 18.4%
21,630	Amazon.com, Inc.*	$4,939,211
600,000	Coldwater Creek, Inc.*	327,600
60,000	Comcast Corp.	1,884,000
38,000	Delphi Automotive Plc*	969,000
136,000	DIRECTV - Class A*	6,639,520
71,500	Express, Inc.*	1,299,155
259,200	HSN, Inc.	10,458,720
170,000	Interpublic Group of Companies, Inc.	1,844,500
48,880	Las Vegas Sands Corp.	2,125,791
136,500	Lear Corp.	5,150,145
55,010	Lennar Corp.	1,700,359
426,000	Li & Fung Ltd.	812,762
64,000	New Oriental Education & Technology Group - ADR*	1,568,000
40,500	Starbucks Corp.	2,159,460
15,300	VF Corp.	2,041,785
155,000	Walt Disney Co. (The)	7,517,500
59,500	Zumiez, Inc.*	2,356,200
		53,793,708
Consumer Staples: 1.2%
17,620	Costco Wholesale Corp.	1,673,900
103,000	Dean Foods Co.*	1,754,090
		3,427,990
Energy: 8.3%
173,900	Canadian Natural Resources Ltd.	4,669,215
143,100	Cenovus Energy, Inc.	4,550,580
323,000	Chesapeake Energy Corp.	6,007,800
23,800	National Oilwell Varco, Inc.	1,533,672
64,000	Newfield Exploration Co.*	1,875,840
81,700	PDC Energy, Inc.*	2,003,284
55,000	Schlumberger Ltd.	3,570,050
		24,210,441
Finance: 25.5%
24,457	Alleghany Corp.*	8,309,266
185,800	American Express Co.	10,815,418
140,000	AON Plc	6,549,200
508,200	Bank of New York Mellon Corp.	11,154,990
35,600	BB&T Corp.	1,098,260
56	Berkshire Hathaway Inc. - Class A*	6,996,920
151,000	Blackstone Group L.P. (The)	1,973,570
338,000	BM&FBovespa S.A.	1,724,275
314,500	CapitalSource, Inc.	2,113,440
141,340	CBRE Group, Inc.*	2,312,323
474,000	Cheung Kong Holdings Ltd. - ADR	5,782,800
16,700	Fairfax Financial Holdings Ltd.	6,541,390
115,350	Loews Corp.	4,718,968
91,900	Ocwen Financial Corp.*	1,725,882
79,250	Wells Fargo & Co.	2,650,120
		74,466,822
Health Care, Pharmaceuticals & Biotechnology: 8.1%
20,500	Alexion Pharmaceuticals, Inc.*	2,035,650
65,900	Ariad Pharmaceuticals, Inc.*	1,134,139
37,500	Gilead Sciences, Inc.*	1,923,000
14,000	Haemonetics Corp.*	1,037,540
255,500	Health Management Associates, Inc.*	2,005,675
222,500	Health Net, Inc.*	5,400,075
30,600	Impax Laboratories, Inc.*	620,262
3,300	Intuitive Surgical, Inc.*	1,827,507
30,600	Merck & Co. Inc.	1,277,550
208,100	Omnicare, Inc.	6,498,963
		23,760,361
Industrials: 10.3%
75,600	ACS Actividades de Construccion y Servicios S.A.	1,617,556
119,300	Atlas Air Worldwide Holdings, Inc.*	5,190,743
59,000	FedEx Corp.	5,404,990
100,000	Hertz Global Holdings, Inc.*	1,280,000
42,000	Hochtief AG	2,029,792
53,300	Iron Mountain, Inc.	1,756,768
115,700	MasTec, Inc.*	1,740,128
73,920	Quad / Graphics Inc.	1,062,970
92,300	Snap-on, Inc.	5,745,675
90,000	Tetra Tech, Inc.*	2,347,200
55,500	United Rentals, Inc.*	1,889,220
		30,065,042
Materials: 2.5%
45,000	Agnico-Eagle Mines Ltd.	1,820,700
590,553	Cemex S.A.B. de C.V. - ADR	3,974,421
29,500	Valspar Corp.	1,548,455
		7,343,576
Technology: 20.5%
16,070	Apple, Inc.	9,384,880
64,290	Broadcom Corp.*	2,173,002
143,700	Cadence Design Systems, Inc.*	1,579,263
150,000	Corning, Inc.	1,939,500
513,000	Dell, Inc.	6,422,760
48,540	Digimarc Corp.	1,245,536
68,227	Facebook, Inc.*	2,123,224
10,850	Google, Inc. - Class A*	6,293,759
109,600	JDA Software Group, Inc.*	3,254,024
185,090	JDS Uniphase Corp.*	2,035,990
123,740	Juniper Networks, Inc.*	2,018,199
22,500	MercadoLibre, Inc.	1,705,500
87,000	Molex, Inc.	1,760,010
33,800	QUALCOMM, Inc.	1,881,984
15,400	Salesforce.com, Inc.*	2,129,204
341,056	Symmetricom, Inc.*	2,042,926
84,070	Ubiquiti Networks, Inc.*	1,197,998
68,750	Visa, Inc. - Class A	8,499,563
134,500	Yahoo!, Inc.*	2,129,135
		59,816,457

Schedule of Investments 17

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares	Value
Telecommunication Services: 1.8%
239,165 Level 3 Communications, Inc.*	$5,297,505

TOTAL COMMON STOCKS
(cost $265,189,986)	282,181,902

TOTAL INVESTMENTS IN SECURITIES
(cost $265,189,986): 96.6%	282,181,902

Other Assets and Liabilities: 3.4%	9,827,083

Net Assets: 100.0%	$292,008,985

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

18 Litman Gregory Funds Trust

Litman Gregory Masters International Fund Review

The very strong first quarter enjoyed by international equity markets was largely offset by benchmark declines of around 7% in the second quarter. This Jekyll and Hyde market behavior is becoming typical and reflects the ebbs and flows of very significant macro level risk factors that long-term investors have had to navigate over the past few years. Litman Gregory Masters International outperformed its primary and secondary benchmarks during the first quarter, but lagged in the second and for the first six months of 2012. On the year through June the fund returned 1.5%, while its benchmark, the S&P Global (ex U.S.) LargeMidCap Index, was up 3.1%. A second benchmark, MSCI EAFE Index, rose 3.4%. Since its inception (12/1/97) the fund has beaten its benchmarks by significant margins as Masters International has returned an annualized 7.4%, beating the S&P Global index return of 5.3% and the EAFE Index return of 4.1%.

Litman Gregory Masters International Fund

Performance as of June 30, 2012

		Average Annual Total Returns
	Year-to-	1-	3-	5-	10-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	1.51%	-18.28%	5.65%	-4.79%	6.12%	7.35%
S&P Global (ex U.S.)
LargeMidCap Index	3.10%	-14.16%	7.51%	-3.83%	7.31%	5.28%
Lipper International
Large-Cap Core
Funds Index	3.72%	-14.50%	5.84%	-6.21%	4.32%	3.88%
MSCI EAFE Index	3.38%	-13.39%	6.45%	-5.64%	5.62%	4.05%
Investor Class	1.36%	-18.52%	5.42%	n/a	n/a	8.67%
S&P Global (ex U.S.)
LargeMidCap Index	3.10%	-14.16%	7.51%	n/a	n/a	11.20%
Lipper International
Large-Cap Core
Funds Index	3.72%	-14.50%	5.84%	n/a	n/a	9.24%
MSCI EAFE Index	3.38%	-13.39%	6.45%	n/a	n/a	9.78%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, the gross and net expense ratios for the Institutional Class were 1.26% and 1.11%, respectively; and for the Investor Class were 1.51% and 1.36%, respectively. Through 04/30/2013, Litman Gregory has contractually agreed to waive a portion of its advisory fees, effectively reducing total advisory fees to approximately 0.95% of the average daily net assets. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through 4/30/2013, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/1/1997; for the Investor Class, 4/30/2009. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

The fund’s underperformance during the first six months continued a trend that started in the middle of last year. Given this recent underperformance, some longer term performance context is provided below with the acknowledgement that past performance does not guarantee future results.

This has happened before: Masters International has a history of under and outperformance cycles compared to its benchmarks. This is not at all surprising given that the bottom-up stock picking approach that is central to the fund is not index oriented so that the fund’s portfolio holdings are typically materially different than those of its benchmarks.

It is very interesting to examine the pattern of historical performance cycles. Comparing the fund to its three benchmarks (S&P Global ex US, MSCI EAFE and Lipper International Large Cap Core) the fund has had 13 full performance cycles made up of a period of underperformance followed by outperformance. (There were four cycles with S&P and Lipper, and five with EAFE—we are not counting the current underperformance period because it has not ended yet and it represents a new under/outperformance cycle.) In 11 of the 13 cycles Masters International followed a period of underperformance by a period of outperformance that more than made up for the underperformance. In one of the periods the underperformance was followed by a period of equal outperformance. And in only one of the 13 periods was the relative underperformance not followed by a larger period of relative outperformance. Some other statistics:

•	Examining all the relative underperformance periods, the average performance deficit versus the benchmark was -8% (the median deficit was also -8%). The smallest deficit was -4% and the largest was -13%. The shortest period of underperformance lasted four months and the longest was 27 months. The average trailing period lasted 16months and the median lasted 13 months. The current period has lasted 14 months with a performance deficit of -4.8% to -5.6% depending on the benchmark.

•	Looking at all the relative outperformance periods, the average performance premium was 31% and the median was 13%. The smallest premium return was 7% and the largest was 88%. The shortest period of outperformance lasted six months and the longest went on for 38 months. The average was 21 months and the median was 16 months.

So Masters International has had periods of underperformance versus its benchmarks in the past. These have almost always been followed by larger periods of outperformance. The current period has lasted marginally longer than the median underperformance period, with a smaller performance deficit than the average or median.

Litman Gregory Masters International has been very consistent over long time periods: We have always stressed long-term performance as a primary goal. As mentioned earlier in this report, the fund has delivered very strong performance relative to its benchmarks since its inception. We also measure the consistency of the fund’s long-term performance. One way we do this is by looking at rolling 10-year periods. This approach allows us to see how the fund has done over many 10-year periods, not just a single 10-year period. Based on this measure the fund has

Fund Summary 19

been very consistent. There have been 56 rolling 10-year periods since the fund was launched in 1997. Masters International has out-returned its MSCI EAFE and Lipper International Large Cap Core benchmarks in each of these 56 periods. The fund has outperformed its S&P Global (ex U.S.) benchmark in 71% of these periods. We believe these are notable achievements. Some other statistics:

•	The average annual 10-year performance premium was 1.5% vs. S&P Global (ex U.S.), 3.1% vs. EAFE and 3.6% vs. Lipper.

•	The largest average annual 10-year premium was 4.8% vs. S&P Global (ex U.S.), 5.8% vs. EAFE and 6.2% vs. Lipper.

•	The worst average annual 10-year performance was -1.2% vs. S&P Global ex US, +0.5% vs. EAFE and +1.8% vs. Lipper. This worst 10-year period happens to be the most recent 10 years in which the fund lagged S&P Global ex US while outperforming the other two benchmarks.

Each member of the manager line-up has performed well over their full tenure on the Masters portfolio: It is worth noting that of the 10 managers who have ever sub-advised the fund, every one outperformed their benchmark with their Masters portfolio over their entire tenure on the fund. This includes each of the managers no longer on the fund (two of which performed well but were removed and are now retired from the business and another who passed away while employed by Masters). We believe this is also a notable accomplishment.

In April, Morningstar wrote about the fund in an update article titled: This fund has all the makings of a superior stand-alone foreign offering.” In the article it summed up the fund saying, “Litman Gregory has proven it has what it takes to oversee its subadvisors lineups well. And this fund is a great option for investors who seek an actively managed foreign vehicle for the long haul and who can handle the rough spells that its distinctive traits cause from time to time.” The entire article can be found at www.mastersfunds.com.

We’re proud of the fund’s overall record but we are not complacent and continue to focus diligently on what we must do for the fund to continue to be successful. We are also focused on our goal of adding to our manager diversification. In that regard we have been conducting intensive due diligence on several promising managers and are close to a decision point on one or more of them.

2012 First Half Portfolio Commentary

Factors that contributed to Masters International’s first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Manager update: In May we removed Mastholm Asset Management from the fund’s manager line-up. Mastholm’s portion of the fund’s assets was divided equally among the remaining five sub-advisors. The fund remains well diversified in terms of number of positions, style, market-cap and geography. It has been our longstanding policy not to provide detailed comments regarding the reason for manager changes at the time they occur. The reason for this policy is that we believe maintaining a positive relationship between Litman Gregory and the fund’s sub-advisors is important. If we were to comment on areas of manager dissatisfaction, sub-advisors could view this as a risk related to the Masters relationship.

Performance of managers: In the first half of the year, three of the fund’s five sub-advisors outperformed their respective benchmarks. Mastholm also was lagging its benchmark at the time it was removed from the fund in May. Net of their management fees, the returns for the five managers ranged from -7.1% to 8.0%. This return range, although wider than normal, should not be a surprise given each of our sub-advisors is running a concentrated portfolio of 8 to 15 stocks. Over the short term we do not expect every manager to outperform his benchmark, though that is our goal over the long term. All five managers in the fund are ahead of their benchmarks since their respective inception dates as sub-advisors on the fund.i

Country, sector and stock-picking impact: Though all the Masters funds are driven by bottom-up stock picking, the country and sector exposures that result from this process can provide some insight into the fund’s performance.

Our attribution analysis shows that Masters International’s sector positioning relative to the S&P Global (ex U.S.) LargeMidCap Index had, in aggregate, a slight positive impact on performance. The fund benefited from being underweighted to energy and overweighted to the consumer discretionary sector. This benefit was offset slightly by the fund’s small underweighting to the financial sector, which outperformed the broader market averages.

Stock selection was the primary driver behind the fund’s underperformance during the first half of the year. In particular, stock selection in the technology and industrial sectors was weak. For example, Rohm, a Japanese electronic parts supplier, was down over 15% in the first half, in part because of falling demand for its products, which sub-advisor David Herro believes is a cyclical issue. Longer term, Herro believes the company has an attractive product portfolio, including energy-saving chips where it has a technological edge over its peers. Moreover, the company has been improving its capital allocation, including buying back its stock, significantly increasing dividends, and making a value-enhancing acquisition. Herro held this stock as of the end of June and based on his analysis he believes its price could double or more if the company continues to allocate capital wisely.

Stock selection in the consumer staples and energy sectors was a positive for the fund’s relative performance. For example, Transocean, an oil and gas driller, was up nearly 20% during the first half, in part due to expectations that the company may be close to settling with the U.S. Department of Justice for civil and criminal charges related to the 2010 Gulf of Mexico oil spill. As we have written in the past, sub-advisors Bill Fries and Vin Walden, based on their analysis, believe that the legal proceedings are likely to be resolved in Transocean’s favor and expect the significant discount of stock price to their estimate of intrinsic value to narrow.

20 Litman Gregory Funds Trust

Country and regional allocations, which are also a residual of stock selection, did not have a material impact on the fund’s relative performance.

Leaders and laggards: See the table below for a list of the largest contributors to and detractors from the Masters International’s performance over the past six months.

Among the leaders was Daiwa Securities, a Japanese financial company, which rose over 30% in the first half. This stock is owned by two sub-advisors—David Herro who bought it in 2007 and Amit Wadhwaney who bought it in the first quarter of 2012. Wadhwaney believes that last year’s correction in the stock price, when capital-market activity almost dried up and significantly impacted the company’s securities business, was overdone. Both believe the decline in this business is cyclical and that the company has a strong balance sheet that can survive adverse market conditions. Wadhwaney points out that Daiwa has a tier-one core-capital ratio of over 20%, which compares to the minimum international standard of about 8%, and up to 15% for very well-capitalized banks elsewhere in the world. So, Daiwa is an extremely well-capitalized financial firm with a lot of staying power. Moreover, Herro recently met the firm’s management in Japan and came away satisfied with their capital-allocation decisions. Wadhwaney says the company was priced at a significant discount to his estimate of intrinsic value when he purchased the stock earlier this year. Herro says the company is trading at about one-third of his estimate of book value and that recent relevant private-market transactions suggest that the stock could trade higher than book value.

Among the laggards, China Unicom, a Chinese telecom operator, was down about 40% for the first half. While a significant short-term disappointment, sub-advisor Jim Gendelman’s underlying thesis remains intact and he continues to hold the stock. In the short term, because of high capital expenditures and handset subsidies, Unicom’s earnings have taken a hit, and so has its stock price. Longer term, Gendelman believes Unicom will benefit from accelerating 3G (wireless) subscriber growth in China. In addition, he believes Unicom is favorably positioned to grab market share from its key competitor (China Mobile) because it has a superior network, which allows for superior handling of large data, such as internet and video, and offers faster data speeds. Gendelman has taken advantage of the share-price weakness by buying more shares and lowering the fund’s average cost basis.

Litman Gregory Masters International Fund Contribution by Holding

For the Six Months Ended June 30, 2012

Top Contributors

Portfolio
Security	Contribution
Daiwa Securities Group, Inc.	0.72%
Viterra, Inc.	0.60%
Galaxy Entertainment Group Ltd.	0.57%
Novo Nordisk AIS	0.55%
Carpetright Plc	0.50%
Mitsui Fudosan Co. Ltd.	0.48%
Anheuser-Busch Inbev N.V.	0.42%
Diageo Plc	0.39%
Taylor Wimpey Plc	0.39%
BNP Paribas S.A.	0.32%

Bottom Contributors

Portfolio
Security	Contribution
China Unicom Hong Kong Ltd.	-0.87%
BRF-Brasil Foods S.A.	-0.52%
Vallourec S.A.	-0.51%
Banco Santander S.A.	-0.45%
Credit Suisse Group AG	-0.41%
NCsoft Corp.	-0.37%
Shire Plc	-0.36%
Start Today Co. Ltd.	-0.29%
ROHM Co., Ltd.	-0.28%
Nexans S.A.	-0.28%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: Please see page 22 for sector, regional, and market-cap allocations as of mid-year. As with all Masters funds, the primary focus of Masters International is to generate superior long-term returns, and in pursuit of that goal, the fund’s managers continue to invest very differently from the fund’s benchmark. We believe one explanation for Masters International’s success over the years is the willingness on the part of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of whether the stocks are in the fund’s benchmark. Noteworthy portfolio facts include:

•	The fund’s sector weightings shifted some over the past six months. Exposure to the financial sector increased by five percentage points. The fund was significantly underweighted to financials entering 2012, and is now only slightly underweighted to this sector versus the benchmark (22.7% versus 24.1%). The fund’s weighting to the health care sector decreased by over four percentage points. The fund’s largest overweighting versus the benchmark is to consumer discretionary (15.3% versus 9.3%) and largest underweighting is to energy (5.4% versus 11.2%).

•	The fund’s regional weightings did not change much over the past six months. Versus its benchmark, the fund is overweighted to Europe (59.4% versus 43.4%) and underweighted to Asia ex Japan (9.4% versus 19.4%), which includes both developed- and emerging-market countries.

•	Exposure to emerging markets did not change significantly from year end and stood at 13.8% as of the end of June. Historically, the fund has held about 13% in emerging markets on average but has exhibited a wide range around the average.

Fund Summary 21

•	The fund’s market-cap breakout did not change much over the past six months. The fund’s allocation to large-caps (greater than $10 billion) was around 54% as of June 30. The fund’s weighting to mid-caps ($2 billion to $10 billion) and small-caps (less than $2 billion market-cap) was 31% and 7%, respectively. Historically, the fund has held about 12% in small-caps on average. The residual weighting of about 8% was in cash.

By Sector

	Sector Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	6/30/12	12/31/11	of 6/30/12
Consumer Discretionary	15.3%	17.1%	9.3%
Consumer Staples	7.7%	9.9%	10.3%
Energy	5.4%	2.8%	11.2%
Finance	22.7%	17.6%	24.1%
Health Care & Pharmaceuticals	7.8%	12.1%	7.3%
Industrials	13.3%	12.4%	10.3%
Materials	7.4%	6.5%	10.7%
Technology	9.8%	12.0%	7.0%
Telecom	2.4%	4.2%	6.0%
Utilities	0.0%	0.0%	3.9%
Cash Equivalents & Other	8.1%	5.4%	0.0%
	100.0%	100.0%	100.0%

By Region

	Regional Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	6/30/12	12/31/11	of 6/30/12
Africa	0.0%	0.0%	2.0%
Australia/New Zealand	0.0%	1.0%	5.8%
Asia (ex Japan)	9.4%	10.6%	19.4%
Japan	11.7%	10.2%	14.9%
Western Europe & UK	59.4%	59.9%	43.4%
Latin America	7.0%	6.2%	5.2%
North America	4.4%	5.4%	8.3%
Middle East	0.0%	1.2%	0.9%
Cash Equivalents & Other	8.1%	5.4%	0.0%
	100.0%	100.0%	100.0%

By Asset Class	By Market Capitalization

Market Capitalization:	Market Capitalization:
Developed Markets Small-Cap < $2.0 billion	Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion	Mid-Cap $2.0 billion - $10 billion
Large-Cap > $10 billion
* Totals may not add up to 100% due to rounding

22 Litman Gregory Funds Trust

Taxes: The fund continues to benefit from a sizable tax-loss carry forward which was equal to 21% of net assets as of June 30. Given the size of the carry forward it is extremely unlikely that the fund will distribute any capital gains in 2012. Moreover, we believe it is likely that capital gains distributions will be avoided for at least one or two more years. We believe this is a significant benefit to current taxable shareholders.ii

Closing Comments

Since Litman Gregory Masters International fund was launched almost 15 years ago it has had to navigate a variety of challenging and extreme market environments. We have also dealt with the death of a manager, various changes at several of the firms and two managers who are no longer in the business (we removed them from the fund well in advance of their retirements). We expect more challenges going forward.

Europe’s sovereign debt and banking crisis, and concerns about a hard landing in China have recently contributed to a very tough period for international investors. Indeed, over the past year most international benchmarks are in the red between 13% and 15%, and both risks remain very much with us. However, Litman Gregory’s own research suggests that some regions are pricing in more of the potential damage. Based on our analysis, overall, both Europe and Emerging Markets now offer superior value to U.S equities, coming on the heels of 12 months of significant underperformance. Our analysis relies on assessing potential earnings growth and valuation five years out based on a number of different scenarios, then quantifying a five year return expectation. While this analysis plays no role in the management of Litman Gregory Masters International, it does influence our private client business and it led us to modestly increase our allocation to foreign stocks in early June. This move is based on our five-year view and is not based on any expectation of what might happen in the short term. In fact we continue to view the macro level risks as significant. However, in our view these risks are now more heavily priced into foreign stock markets (both developed and emerging) and absolute value is now reasonable on a long-term basis.

We thank you again for your confidence in Litman Gregory Masters International and we will continue to work hard to earn it going forward.

i	The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global (ex U.S.) LargeMidCap Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 23

Litman Gregory Masters International Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	20%	All sizes, but mostly large- and mid-sized companies	Growth
David Herro	Harris Associates L.P.	20%	All sizes but mostly large- and mid-sized companies	Value
Amit Wadhwaney	Third Avenue Management, LLC	20%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Ted Wendell	Northern Cross, LLC	20%	Mostly large- and mid- sized companies	Blend

24 Litman Gregory Funds Trust

Litman Gregory Masters International Fund Stock Highlights

China Merchants Holdings International Co. Ltd. – Bill Fries/Vinson Walden

Hong Kong-based China Merchants Holdings International Co. Ltd. (CMHI) is the largest port operator in China with operations ranging across the Pearl River Delta, Yangtze River Delta and the Bohai Rim (near Beijing). The company holds ownership interests in seven of China’s eight largest ports, which account for 70% of the country’s container throughput. CMHI also manufactures containers, which are used for transporting finished and intermediate goods.

CMHI’s fixed asset base is levered to the total amount of goods going in and out of its ports. Consequently, the company’s earnings are sensitive to changes in global trade volumes, with exports to the Western world – historically higher than global GDP growth – accounting for the majority of its throughput today. China’s share of total global trade volumes has grown over time as its own economic growth outpaces the developed world.

Interestingly, China’s importance as a manufacturing export hub has ensured that ships leave the country nearly full, yet container ships still often enter the country mostly empty. However, the greater discretionary incomes of a rising Chinese middle class and the increased integration with regional Asian trading partners have buoyed imports in recent years, resulting in import volume growth into China substantially outpacing the growth in export volumes. This means CMHI is less export-dependent than it was in the past, and that the company can increase profits without necessarily growing its asset base.

Maturing growth in the company’s main Pearl River Delta region has led CMHI to look beyond China’s borders, expanding its portfolio of assets into lower-cost manufacturing countries such as Sri Lanka and Vietnam. Improvements to the domestic business include the introduction of efficiency-enhancing logistics parks and value-added services such as cold storage. Additionally, tariffs for Chinese ports remain well below competing trade hubs in the region such as Japan and Singapore.

The shares of China Merchants Holdings International recently traded at the low end of their historical range (based on profits or asset value multiples), reflecting mounting concerns over global economic growth. The company also pays an above-average cash dividend, and currently elevated capex belies an ability to perhaps pay out higher dividends over time. While CMHI is not without exposure to cyclical forces, it still enjoys a number of secular tailwinds.

Kabel Deutschland Holding AG – James Gendelman

Kabel Deutschland Holding AG (“KD,” or the “Company”) is Germany’s largest cable operator. We believe the cable industry is poised to weather a slower growth economic environment, as customers generally place a high degree of importance or priority on their cable and Internet subscriptions and are likely to identify other means of cutting costs before reducing their cable subscriptions. Further, we believe KD to be attractive from a “bottom up,” or stock-specific basis.

We find the opportunity for cable operators in Germany to be open-ended. There are approximately 40 million households in Germany today, of which 28 million active cable lines have broadband. Of these 28 million lines, the cable operators have approximately 13% market share, with the bulk of market share in the hands of wireline operators like Deutsche Telekom and Vodafone delivering broadband via digital subscriber line (DSL). Cable has a significant competitive advantage versus DSL in terms of delivery speeds (especially live video but also Internet). In addition, delivering Internet services via cable instead of DSL offers a substantial savings in capital expenditure. This cost advantage means the cable operators can bundle triple-play packages (TV, Internet, and phone) for a much cheaper cost than wireline operators can. For example, KD’s triple-play package can run from EU30 per month up to EU40 per month depending on the TV package whereas Deutsch Telekom and Vodafone’s triple-play packages run approximately EU50/month and up. Therefore, as data becomes more important in consumers’ lives, cable operators are at a meaningful competitive advantage versus the incumbent players.

We believe KD is an attractive growth opportunity given its subscriber base increases, higher levels of subscribership of existing customers, and potential to raise its prices. Currently, KD’s eligible coverage area for two-way cable services covers approximately 30% of households in Germany. Of their subscriber base, just over half pay for KD’s services, the remainder use free-to-air services. Therefore, even without extending its coverage area, the Company can still grow organically for a number of years. With regard to average revenue per subscriber growth, currently less than 20% of KD’s services subscribe to are triple-play services. These subscribers generate three-times the average revenue compared to a basic cable television subscriber.

In addition, within pay television, less than 20% of subscribers are premium television subscribers which carry 50% to 100% higher average revenues per user (ARPUs) versus basic cable television. Therefore, between greater triple-play penetration and higher premium TV penetration, we’ll continue to see KD’s average revenue per subscriber rise over the next few years.

The third driver for revenue growth is absolute price increases. The Company is looking at introducing premium channels such as HBO (launched in late-2010) and Disney into its lineup as a way to up-sell premium television and command higher prices. In addition, as the need for broadband speeds and reliability continue to climb with increasing data use, KD is looking at launching tiered pricing in order to charge consumers for better performance.

We find KD to be attractively valued as we believe the Company’s EBITDA will grow in the high teens for the next two years as it converts higher ARPU and price increase into higher incremental margin. The Company’s operating profit and earnings are poised to grow faster as the company leverages its very high fixed cost base. Free cash flow should grow in-line with operating profit growth which we believe will be paid to shareholders as dividends over time.

Kuehne & Nagel International AG – David Herro

Kuehne & Nagel International AG is the world’s second largest freight forwarder. Freight forwarders are travel agents for freight as they arrange for the movement of customers freight using 3rd party assets. Kuehne is headquartered in Switzerland, although it generates more 98% of its revenue outside of Switzerland.

Fund Summary 25

Freight forwarding is a highly attractive business:

Freight forwarding is a high growth, high returning, cash generative business model. Volumes are driven by growth in global trade which has grown at 1.5-2x the rate of global GDP over the past twenty years. Well run freight forwarders such as Kuehne are often able to grow volumes faster than global trade as the forwarding industry is still highly fragmented and large players have gained share at the expense of smaller players (top 10 players control less than 50% of the air and 35% of the ocean market). Freight forwarders utilize 3rd party assets to move their customers’ freight and therefore the business model is capital light. Operating returns in Kuehne’s ocean and air division (accounts for 80% of profitability) are in excess of 60%. Kuehne has converted over 90% of NOPAT (net operating profit after tax) to FCF (free cash flow) the past 5 years. This strong cash flow has enabled Kuehne to return nearly CHF 2 billion to shareholders via dividend payments over the same time period.

Kuehne is uniquely well positioned to continue to gain market share:

There are significant advantages to scale in the forwarding business as line-haul costs (what is paid to the airlines/ steamship lines to move the freight) represent ~70% of total costs. Given Kuehne’s scale it is able to secure more attractive pricing from the airline/steamship lines than its competitors or customers. Kuehne also has a truly global network, which makes it less dependent upon any one region of the world to support its growth. Over the past ten years Kuehne has grown volumes in both the air and ocean business at nearly 2x the rate of the market.

Although volume growth has recently come under pressure given the slowing macro environment Kuehne continues to gain market share. While competitors typically downsize their sales staff during more challenging times, Kuehne sales force today is +50% larger than ’09 levels. In the short-run this is having a small negative impact on profitability, but over the long-term we believe these investments will add significant value via new business wins.

Near-term margin concerns create buying opportunity:

Kuehne’s share price declined 15% during 2Q largely over concerns about falling margins at its ocean division. Margins are currently under pressure given recent increases in freight rates. These increased costs will be passed along to the customer base in the next six months and thus we view the recent margin pressure as a transitory issue having little impact on the long-term value of the business. We’ve been using recent weakness as opportunity to add this the Masters portfolio.

GP Investments Ltd. – Amit Wadhwaney

GP Investments Ltd. (“GP”) is one of the largest Brazilian private equity firms headed by one of the more successful investment teams in Latin America, who have invested in the region since 1993. Between 2006 and 2008, GP conducted an IPO and completed multiple bond offerings, including a perpetual bond, and later a secondary equity issuance. This series of very well-timed capital raisings provided GP with a permanent capital base and the ability to invest considerable amounts of its own capital alongside the investors in the private equity funds that it manages. GP has a relatively liquid balance sheet and is well positioned to invest considerable amounts of capital in the current environment, which is marked by much more reasonable valuations than has been the case for a number of years.

GP’s balance sheet will become even more liquid as a result of its agreement to sell FC Holdings Inc. (Holdings), the holding company for Fogo de Chão Churrascaria, LLC (“Fogo de Chão”) to Thomas H. Lee Partners, L.P., a leading private equity firm headquartered in North America, for an implied Enterprise Value of US$400 million. The sale is expected to close during the third quarter of 2012. Fogo de Chão, which operates a chain of Brazilian steakhouses, opened its first restaurant in 1979, and had nine restaurants in 2006 when GP and co-investors acquired an initial 35% stake (they acquired the remaining 65% in 2011). GP played a key role in Fogo de Chão’s expansion strategy, as the company increased its number of restaurants to 25 during GP’s holding period, including 18 in the United States. GP’s sale of Fogo de Chão is expected to generate a cash-on-cash multiple of over three times and an estimated IRR of 25% over a holding period of less than six years. This sale provides the latest example of a successful exit, and should provide increased liquidity with which GP could potentially take advantage of new Brazilian opportunities, the valuations of which may very well be getting increasingly modest.

GP’s own valuation has also changed considerably since the highs of the Brazilian equity market. As recently as 2008 (at the time of GP’s secondary equity issuance), GP was valued at nearly three times its then net asset value, a remarkable vote of confidence in the prospective growth potential of the business and, implicitly, in the team’s ability to compound the business’s underlying value. That was then. Today, following a few missteps and a decline in the value of its listed holdings, expectations appear much more muted, and GP was purchased at an approximately 24% discount to net asset value, which itself is based on relatively depressed prices of underlying assets and assigns virtually no value to the management company of one of the largest private equity firms in Latin America.

SAP AG – Jean-Francois Ducrest

Walldorf, Germany headquartered SAP AG is the world leader in enterprise applications in terms of software and software-related service revenue. SAP delivers products and services that help accelerate business innovation for its more than 183,000 customers in more than 130 countries. Based on market capitalization, SAP is the world’s third largest independent software manufacturer.

SAP clients comprise 74% of Fortune 500 companies with a strong presence in process, energy, and manufacturing fields. They have dominated the market for enterprise resources planning and have a solid client base as customers are reluctant to go through the expense and hassle of changing systems that manage critical business functions. SAP is trying to gain market share in the database business. SAP’s new product offering is HANA – “in-memory computing” – which provides faster, real time data analytics. SAP hopes to use this product to grow a share of customer’s database spend while increasing the speed and mobility of data analysis.

26 Litman Gregory Funds Trust

SAP fits into the Northern Cross definition of a quality company. They are a market leader in a consolidated industry with few competitors and high barriers to entry. They have strong, reoccurring and predictable cash flow from a large client base. They also fall into a theme that we think will play out for many years to come – automation. Increasing efficiency of production will become even more important as wages rise and global competition increases. SAP is well positioned to help companies of all sizes control their growing need for effectively managing various business functions including operations, finance, human resources, supply side management and customer relationship management.

SAP was on our watch list for a long time before we added it to the portfolio. SAP’s valuation was attractive on both a historical basis and looking out at the potential for growth over the next five to ten years. The stock has the potential for downside protection due to the consistency of the revenues from their embedded systems as well as upside potential with their expansion into databases and cloud-based services.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 27

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 91.9%

Argentina: 1.2%
217,064	MercadoLibre, Inc.	$16,453,451
Belgium: 2.0%
351,666	Anheuser-Busch InBev N.V.	27,367,566
Brazil: 5.8%
1,076,000	BR Malls Participacoes S.A.	12,317,034
1,936,590	BRF - Brasil Foods S.A.	29,291,014
2,722,100	Cyrela Brazil Realty S.A.
	Empreedimentos e Participacoes	20,050,805
2,360,742	GP Investments Ltd. - BDR*	5,510,454
796,400	Grupo BTG Pactual*	11,653,184
		78,822,491
Canada: 3.7%
1,229,250	Kinross Gold Corp.	10,024,108
482,170	Potash Corp. of Saskatchewan, Inc.	21,066,007
347,400	Valeant Pharmaceuticals
	International, Inc.*	15,560,046
250,036	Viterra, Inc.	3,962,594
		50,612,755
China: 1.6%
195,500	Baidu, Inc. - ADR*	22,478,590
Denmark: 1.6%
150,365	Novo Nordisk A/S	21,775,704
France: 6.2%
700,400	BNP Paribas S.A.	27,065,866
374,389	Nexans S.A.	14,549,919
510,000	Publicis Groupe S.A.	23,347,056
350,682	Schneider Electric S.A.	19,559,618
		84,522,459
Germany: 10.0%
178,011	Allianz SE	17,918,258
916,987	Daimler AG	41,282,865
256,249	Kabel Deutschland Holding AG	15,963,460
114,128	Linde AG	17,794,608
178,013	Muenchener Rueckversicherungs AG	25,141,624
327,025	SAP AG	19,331,815
		137,432,630
Greece: 0.5%
384,751	Titan Cement Co. S.A.	6,807,838
Hong Kong: 5.3%
8,445,600	AIA Group Ltd.	29,122,602
1,110,000	Cheung Kong Holdings Ltd.	13,717,834
5,342,000	China Merchants Holdings
	International Co. Ltd.	16,305,676
10,540,000	China Unicom Hong Kong Ltd.	13,215,836
		72,361,948
Ireland: 1.0%
1,150,000	Fly Leasing Ltd. - ADR	14,018,500
Japan: 11.7%
579,000	Canon, Inc.	23,218,163
12,425,000	Daiwa Securities Group, Inc.	46,847,827
135,900	FANUC CORP.	22,360,164
2,175,000	Ichiyoshi Securities Co. Ltd.	12,450,063
1,483,000	Mitsui Fudosan Co. Ltd.	28,809,834
678,000	ROHM Co., Ltd.	26,116,776
		159,802,827
Netherlands: 1.4%
297,737	ING Groep N.V.*	2,010,843
409,366	LyondellBasell Industries N.V.	16,485,169
		18,496,012
Poland: 1.5%
11,398,616	Netia S.A.	20,227,326
Russia: 1.2%
860,938	Yandex N.V.*	16,400,869
South Korea: 1.5%
408,340	LG Corp.	19,830,365
Spain: 1.8%
2,188,000	Ferrovial S.A.	24,695,293
Sweden: 1.4%
410,537	Elekta AB	18,734,945
Switzerland: 11.1%
639,800	Adecco S.A.	28,491,687
1,461,780	Credit Suisse Group AG	26,723,234
207,300	Kuehne & Nagel International AG	21,956,714
308,926	Pargesa Holding S.A.	18,420,628
197,454	Roche Holdings AG	34,109,335
496,340	Transocean Ltd.	22,201,288
		151,902,886
Taiwan: 1.0%
30,523,341	Yuanta Financial Holding Co. Ltd.	14,005,541
United Kingdom: 19.7%
821,619	BG Group Plc	16,842,530
479,512	BHP Billiton Plc	13,714,144
504,926	British American Tobacco Plc	25,739,272
1,257,525	British Sky Broadcasting Group Plc	13,745,745
2,237,062	Carpetright Plc	23,772,802
756,700	Delphi Automotive Plc*	19,295,850
737,500	Diageo Plc	19,001,468
282,400	Ensco Plc	13,264,328
5,455,226	Segro Plc	18,624,271
564,671	Shire Plc	16,253,922
31,311,728	Taylor Wimpey Plc	23,622,138
912,965	Tullow Oil Plc	21,107,418
879,206	Whitbread Plc	28,099,377
1,247,307	Xstrata Plc	15,767,665
		268,850,930
United States: 0.7%
489,200	Hewlett-Packard Co.	9,837,812
TOTAL COMMON STOCKS
(cost $1,319,478,026)		1,255,438,738

 28 Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount		Value
SHORT-TERM INVESTMENTS: 9.7%
REPURCHASE AGREEMENTS: 9.7%
$132,754,000	State Street Bank & Trust Co., 0.010%, 06/29/2012, due 07/02/2012 [collateral: par value $130,280,000, Freddie Mac, 4.750%, due 11/17/2015; Federal Home Loan Bank, 0.370%, due 05/01/2013; value $135,420,375] (proceeds $132,754,000)	$132,754,000

TOTAL REPURCHASE AGREEMENTS
(cost $132,754,000)		132,754,000

TOTAL SHORT-TERM INVESTMENTS
(cost $132,754,000)		132,754,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,452,232,026): 101.6%		1,388,192,738

Liabilities in Excess of Other Assets: (1.6%)		(21,358,833)

Net Assets: 100.0%		$1,366,833,905

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 29

Litman Gregory Masters Value Fund Review

Through June 30, Litman Gregory Masters Value Fund gained 3.4%, after a difficult second quarter during which the fund posted a negative return of -6.6%, compared to a smaller loss of -2.3% for its primary benchmark, the Russell 3000 Value Index. The fund’s year-to-date performance trails the benchmark’s return of 8.6% and is also behind the Lipper Large-Cap Value Index, which gained 7.6% over the same period. Looking more broadly at performance, in the period since the financial crisis, which was difficult for the fund, it has rebounded strongly. This rebound is noteworthy on both an absolute and relative basis. Since the end of 2008 (and through June 30, 2012) the fund has delivered an average annual return of 15.8%. This compares to 12.5% for the Russell 3000 Value Index. On a cumulative basis the fund has outperformed the benchmark over that 3 ½ year time period by 16.2 percentage points.

Litman Gregory Masters Value Fund

Performance as of June 30, 2012

		Average Annual Total Returns
	Year-	1-	3-	5-	10-	Since
	to-Date	Year	Year	Year	Year	Inception
Institutional Class	3.42%	-6.28%	12.22%	-4.60%	4.03%	3.79%
Russell 3000 Value Index	8.64%	2.64%	15.93%	-2.10%	5.37%	4.71%
Lipper Large-Cap Value Funds Index	7.61%	-0.17%	13.15%	-2.19%	4.34%	2.35%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2000. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Value Fund.

Since its inception, the fund still has ground to make up relative to its primary benchmark, which it trails on an average annual basis by 0.9 percentage points. However, it remains ahead of its other benchmark the Lipper Large-Cap Value Index by an even larger annual margin of 1.4 percentage points. The latter index is comprised of other actively managed funds, so the Litman Gregory Masters Value Fund has delivered strong long-term performance relative to its average peer.

One factor that weighed heavily on the fund’s longer term record was the performance of a sub-advisor that was removed from the fund late in 2008. The sub-advisor turned out not to be a good fit for Masters, and we erred in not giving adequate weight to those issues sooner than we did. Unfortunately the impact on this fund’s long-term performance record was material to the fund’s long term record, costing it more than two percentage points in annual performance. We are fully accountable for this mistake and must live with its performance impact; however, we believe we rectified it in late 2008. Not only has Clyde McGregor (the new manager) delivered strong performance relative to his benchmark since joining the fund in late 2008, but as noted above, the overall fund has also had strong performance since the end of 2008 (and since McGregor’s start date, as quantified later in this report).

Portfolio Commentary

Performance of managers: Thus far in 2012, only one sub-advisor has outperformed the Russell 3000 Value Index, although all of them have delivered positive returns. Net of the management fee each sub-advisor charges to the fund, individual performance ranged from 1.3% to 9.8% over the six-month period. Since their respective hire dates, one manager has underperformed the Russell 3000 Value Index by 75 basis points per year while the other three current sub-advisors have beaten the benchmark by at least 2.5% annualized during their tenures. As mentioned above, the addition of Clyde McGregor of Harris Associates was a significant event for the fund. Beginning in November of 2008, the first full month of McGregor’s tenure, the fund has produced an annualized return of 13.5% compared to 10.1% for the Russell 3000 Value Index. While 44 months is a short time period over which to evaluate performance, we are encouraged by these results. This confidence does not preclude us, though, from conducting relentless ongoing due diligence in an effort to avoid a mistake of such magnitude in the future.i

Sector and stock-picking impact: Because each sub-advisor Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2000. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Value Fund. Since its inception, the fund still has ground to make up relative to its primary benchmark, which it trails on an average annual basis by 0.9 percentage points. However, it remains ahead of its other benchmark the Lipper Large-Cap Value Index by an even larger annual margin of 1.4 percentage points. The latter index is comprised of other actively managed funds, so the Litman Gregory Masters Value Fund has delivered strong long-term performance relative to its average peer. One factor that weighed heavily on the fund’s longer term record was the performance of a sub-advisor that was removed from the fund late in 2008. The sub-advisor turned out not to be a good fit for Masters, and we erred in not giving adequate weight to those issues sooner than we did. Unfortunately the impact on this fund’s long-term performance record was material to the fund’s long term record, costing it more than two percentage points in annual performance. We are fully accountable for this mistake and must live with its performance impact; however, we believe we rectified it in late 2008. Not only has Clyde McGregor (the new manager) delivered strong performance relative to his benchmark since joining the fund in late 2008, but as noted is selecting his 8-15 best ideas for the fund, we expect individual stock performance to be the dominant driver of long-term returns for the Litman Gregory Masters Value Fund. However, it is quite possible in the short run for sector exposures to have significant influence on relative performance. This was not the case for the first six months of 2012, as the overall net impact of sector allocations was near zero. Over the period the fund’s underperformance stemmed entirely from stock selection. Sector and selection effects varied across sectors, with the most negative contribution coming from financial stocks, where the fund’s underweight to this strong-performing sector held back relative returns, as did selection within the sector. (Over half of the negative selection effect came from Fairfax Financial.) Poor stock selection in the health care and energy sectors also hurt returns. Offsetting this somewhat were positive contributions from selection among consumer discretionary and consumer staples stocks, supplemented by allocation effects from an overweight to consumer discretionary, the second-best performing sector in the Russell 3000 Value Index, and an underweight to utilities, which collectively gained less than half of the benchmark’s return for the period.

Impact of foreign stocks: One factor impacting the fund’s performance over the past year has been its exposure to foreign stocks, as there has been a significant divergence in the returns of U.S. and overseas stock markets. Over the trailing 12 months, the Russell 3000 Value Index posted a positive return of 2.6% while the MSCI EAFE Index of developed-market foreign stocks experienced a double-digit loss of 13.4%. The fund ended the quarter with 26.6% of its assets invested in companies domiciled outside the United States (although a significant portion of these firms’ revenues and earnings may be derived outside their home markets), and its average weighting in foreign equities was higher than 20% over the past 12 months. This includes several European stocks, such as Spanish

30 Litman Gregory Funds Trust

company ACS Actividades and ThyssenKrupp of Germany, whose prices declined much more sharply than the MSCI EAFE during the period. The fund’s sub-advisors believe the intrinsic values of these companies are well above their current market prices and this value will persist beyond the current regional crisis.

Leaders and laggards: The table on page 32 lists the best and worst contributors to performance for the past six months. Media-related stocks performed quite well during the period, with Walt Disney, DirecTV, Comcast, and Discovery Communications all among the fund’s top 10 positive contributors. CVS Caremark, a strong performer in 2011, continued to benefit from generic drug trends and investor recognition of market share gains in its pharmacy benefit management business. Level 3 and Cemex were also significant year-to-date contributors, returning approximately 30% each over the full 6-month period, although both gave back a portion of their first quarter gains during the second quarter. eBay had the highest individual performance of any portfolio holding, gaining 38.5% in the first half of 2012, including a double-digit return in the second quarter.

The single largest detractor was Health Net, which announced disappointing quarterly earnings and lowered full-year guidance for 2012. The company is a California managed-care company that sub-advisor Clyde McGregor perceives to have an unusually strong market position. After a decade of spotty operational results, Health Net hired new actuarial talent from a competitor and has since been gaining market share with innovative tailored products. Management has shed non-core assets and has bought back the company’s stock with the proceeds. The California market is often very difficult for large competitors to break into organically (i.e., without making an in-market acquisition), and McGregor believes this factor adds to Health Net’s long-term appeal. The stock’s poor performance was the result of a sharp price decline after it was learned that the company had likely underestimated its 2011 claims because it did not accurately project the impact of a new claims-coding system mandated by the government. McGregor attributes this failure to the company’s lack of systems sophistication but he believes that the company has fixed the problem so there should be no earnings impact after 2012. In line with that view, McGregor believes the company will earn north of $3 in 2013 and at a stock price of $24, the valuation is far below levels observed in past comparable transactions of similar companies. McGregor believes a “transaction”-based price-to-earnings (P/E) ratio of north of 15x is appropriate for a business like Health Net. Consistent with this opinion, WellPoint recently announced the acquisition of Medicaid insurer Amerigroup for 18x 2013 earnings-per-share (EPS). If McGregor is right about the P/E and the 2013 earnings, that suggests a value of $45 which is 87% higher than the stock’s price as of June 30. As of mid-May, when we discussed the investment case with McGregor at length, Health Net was among the highest expected-return stocks on Harris Associates’ list of approved buy candidates.

Dell was also a significant detractor from performance. Although Dell was not among the worst price decliners, its large weighting in the portfolio (the stock is owned by Mason Hawkins and Bill Nygren) caused it to be the second-largest detractor from performance during the period. Hawkins says that Dell has transformed its business by offering a combination of servers, services, storage, and software solutions that now dominate and complement the desktop and laptop computing segment. The product mix change has allowed Dell to generate substantially improving margins and earnings. Hawkins believes that Dell is being mistakenly punished, as investors continue to focus on the “dying” PC business, even though it accounts for only a little more than 25% of Southeastern’s appraisal value. Analysts also persist in evaluating the company against the consumer market, which represents only 10% of the company’s revenues. Additionally, most analysts ignore the company’s large net cash position, which equals over a quarter of the share price. Hawkins expects the company to continue using much of the cash to repurchase shares, and build shareholder value even faster. Using expected 2012 estimates, Hawkins says the company’s free-cash-flow yield is over 16%, and after adjusting for cash it is over 20%.

The energy sector was a poor performer during the first half of 2012, so the fund’s exposure to Chesapeake Energy, Marathon Oil, and Newfield Exploration also hurt results.

Finally, the two European stocks mentioned earlier, ACS and ThyssenKrupp, were significant negative contributors, as each stock lost over 25% during the period. ThyssenKrupp was purchased for the fund in April 2011 by sub-advisors Peter Lanagerman and Philippe Brugere-Trelat of Franklin Mutual. The company has been successful in the majority of its restructuring efforts, but continues to be plagued by its Steel America venture. The premise of the venture was to use low cost ore from a Brazilian affiliate to feed production at its new Alabama steel mill. However, higher than expected costs, primarily on the wage front, coupled with operational problems contributed to disappointing results from the effort. Despite the problems with this venture (which Thyssen plans to sell), Langerman and Brugere-Trelat point out that the company has a solid balance sheet, the other business units within the industrial conglomerate are sound, and they retain their confidence in company management. Moreover, the stock is priced at a level that Langerman and Brugere-Trelat believe is very attractive.

Fund Summary 31

Litman Gregory Masters Value Fund Contribution by Holding

For the Six Months Ended June 30, 2012

Top Contributors

Portfolio
Security	Contribution
Walt Disney Co. (The)	0.61%
CVS Caremark Corp.	0.60%
Level 3 Communications, Inc.	0.58%
DIRECTTV - Class A	0.56%
Cemex S.A.B. de C.V. - ADR	0.53%
eBay, Inc.	0.48%
Comcast Corp.	0.44%
Snap-on, Inc.	0.42%
Visa, Inc. - Class A	0.41%
Discovery Communications, Inc.	0.41%

Bottom Contributors

Portfolio
Security	Contribution
Health Net, Inc.	-0.84%
Dell, Inc.	-0.76%
Chesapeake Energy Corp.	-0.45%
ACS Actividades de Construccion y Servicios S.A.	-0.36%
Fairfax Financial Holdings, Inc.	-0.34%
Marathon Oil Corp.	-0.33%
ThyssenKrupp AG	-0.33%
Newfield Exploration Co.	-0.26%
Omnicare, Inc.	-0.22%
Atlas Air Worldwide Holdings, Inc.	-0.18%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: None of the fund’s sub-advisors use top-down analysis to determine sector weightings, so the fund’s sector exposures are merely a by-product of their bottom-up fundamental research. There were no major changes in the fund’s sector weightings during the past six months. As of June 30, 2012, it continues to have large positions relative to the Russell 3000 Value Index in consumer discretionary and technology stocks (overweights of 7.3% and 5.8%, respectively) with much smaller overweights in consumer staples and telecommunications. The fund also has significantly underweighted positions in financial stocks (19.0% compared to the benchmark weighting of 26.9%) and the energy sector (8.2% versus 15.7% for the index). The fund has almost 27% of assets in mid-cap and small-cap stocks, with about 4.5% held in cash as of the end of the second quarter.

32 Litman Gregory Funds Trust

By Sector

	Sector Allocation
			Russell
	Fund	Fund	3000 Value
	as of	as of	Index as of
	6/30/12	12/31/11	6/30/12
Consumer Discretionary	15.3%	14.0%	8.0%
Consumer Staples	9.3%	11.1%	6.8%
Energy	8.2%	9.2%	15.7%
Finance	19.0%	18.3%	26.9%
Health Care & Pharmaceuticals	11.7%	10.9%	11.3%
Industrials	7.8%	5.2%	9.5%
Materials	3.1%	4.6%	4.0%
Technology	13.0%	15.4%	7.2%
Telecom	5.7%	5.3%	3.4%
Utilities	2.4%	2.4%	7.2%
Cash Equivalents & Other	4.5%	3.6%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $565 million

Small-Cap $565 million - $2.61 billion

Small/Mid-Cap $2.61 billion - $6.35 billion

Mid-Cap $6.35 billion - $17.4 billion

Large-Cap > $17.4 billion

Totals may not add up to 100% due to rounding

Fund Summary 33

Taxes: The fund continues to have a very large capital gains tax-loss carryforward of 40% of net asset value as of June 30. The fund will not make a capital gains distribution in 2012 and given the size of the loss, it is likely that the fund will avoid gains distributions for several more years. We believe this is a significant benefit for taxable shareholders.ii

Final Thoughts

For most of the time since the launch of the Litman Gregory Masters Value Fund, the equity environment has been unusually challenging—starting with a tech bubble, then the financial crisis and related to that, the recent sovereign debt and banking crisis in Europe. With sizable macro risks likely to be with us for some time, we believe the environment is likely to remain challenging. Nevertheless, we are at least encouraged by the post-2008 performance of this fund which has been very strong on a relative and absolute basis. We remain focused on providing thoughtful and diligent oversight as we seek to continue to build on the success of the last few years, and reward the confidence that your investment in Litman Gregory Masters Value represents.

i	The performance of each of the managers is measured against the Russell 3000 Value index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.
Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

34 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly large- and mid- sized companies	Value
Bill Nygren	Harris Associates L.P.	20%	Mostly large- and mid- sized companies	Value
Peter Langerman Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	30%	All sizes	Value

Fund Summary 35

Litman Gregory Masters Value Fund Stock Highlights

Atlas Air Worldwide Holdings, Inc. – Clyde McGregor

Atlas Air Worldwide Holdings, Inc. is held in both the Equity Fund and the Value Fund. Please refer to discussion on pages 14-15.

JPMorgan Chase & Co. – Bill Nygren

We believe JPMorgan Chase & Co. (JPM) is one of the best managed and capitalized universal banks. More than 50% of our estimate of mid-cycle earnings comes from traditional retail banking, commercial banking, credit card and auto lending. Roughly 30% of profits are generated from its industry leading investment bank and less than 20% from faster growing and high return fee businesses such as treasury and securities services and asset management. JPM has done a commendable job growing per share value in one of the most difficult periods for the banking industry. We very much look forward to seeing what management can do in a more normal operating environment.

In May, JPM announced a significant and uncharacteristic trading loss in its corporate treasury function (internally referred to as the chief investment office), the details of which have been well publicized by the press. As a result, JPM shares fell below tangible book value while our estimate of earnings power remained intact. We believed this to be an isolated event and that the losses would prove manageable. On July 13, JPM reported net income of $5B despite a $4.4B pretax trading loss and presented a compelling case that its exposure to future losses had been reduced substantially. Just as important, an extensive audit of its client facing businesses did not find the same flawed risk management structures that were prevalent in the company’s chief investment office. Moreover, JPM has made the necessary changes to its internal risk management systems and personnel, including invoking the maximum compensation clawback equivalent to two years of total compensation for the individuals directly responsible for the trading loss, to help prevent similar events in the future.

We believe JPM will generate roughly $4.75 in EPS this year with moderate future CIO trading losses and very modest reserve releases in the third and fourth quarters. At $36, JPM is selling for only 7.6x this year’s earnings which include the large trading loss and significant other legal, credit, and operating expenses related to the housing bust. As those expenses normalize we believe JPM should generate more than $6 in EPS in the current regulatory and interest rate environment. Less than 6x mid-cycle earnings strikes us as a bargain for one of the best operators in this albeit controversial, but ultimately necessary, business.

Marathon Oil Corp. – Peter Langerman / Philippe Brugere -Trelat

Marathon Oil Corp. (MRO) is an international oil and gas exploration and production (E&P) company based in Houston. Over the years, the company has entered into a number of transformational transactions aimed at generating and realizing value for shareholders, from its days as part of the USX conglomerate to last year’s spin-off to shareholders of its downstream operations, Marathon Petroleum Corp (MPC), and subsequent acquisitions to increase the company’s presence in attractive, repeatable, US shale plays. The demonstrated willingness of the management and board to take action to realize shareholder value is one of the key reasons we are attracted to this investment.

We group MRO’s business into two types of assets: legacy “base” assets, and growth assets. The base assets are generally large-scale assets with well-established infrastructure. Over time, we expect these assets to provide a stable core of production, with only modest capital requirements, thereby generating substantial free cash flow available to be invested in developing the growth assets or returned to shareholders. The growth assets consume capital as they’re developed, but have strong returns with relatively predictable operations, and drive production growth for the overall company to a competitive level.

We believe one reason MRO shares trade at a discounted valuation is due to recent operational disappointments, which have largely been confined to the base assets. We believe these problems have been primarily short-term in nature, and have not lessened our belief in the underlying, cash-generative nature of these assets. Rather, we believe the impact of operational issues has been exacerbated in the share price following the spin-off of MPC, as even normal issues have a greater impact on a smaller company. With the growth assets taking on growing importance, future operational issues from complex, large-scale base assets should have lesser impacts.

Marathon’s most important growth assets include positions in the Bakken and Eagle Ford shale plays, where we believe the company has assembled strong acreage positions in the core of each play. We believe these two plays will be the most important driver of the company’s growth, with other big growth contributors including offshore developments, Canadian in-situ assets, and the Anadarko Woodford play. With the increasing contribution to production from these resource plays, the company’s operations should become more predictable. Furthermore, proving up this acreage should help to address another reason for MRO’s discounted valuation – concerns about the company’s relatively short reserve life. Evidence of this shift is already becoming visible, and the results to date have been supportive of our assessment of the quality of their acreage positions.

At recent commodity prices, we believe the free cash from MRO’s base assets should be sufficient to both fund development of their growth assets at their targeted 5-7% annual production growth rate for the next several years and increase returns of capital to shareholders. At the end of June, the shares were trading around book value, at 8 times estimated earnings for this year, and less than 3X EBITDA, which represented a substantial discount to their peers. As they complete their transformation to a pure E&P company with predictable, growing production, we expect the shares to be awarded a more appropriate valuation, and we receive a 2.7% dividend yield while we wait.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

36 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 95.5%

Consumer Discretionary: 15.3%
34,500	Comcast Corp.	$1,083,300
79,600	DIRECTV - Class A*	3,886,072
23,200	Discovery Communications, Inc. *	1,162,088
50,000	HSN, Inc.	2,017,500
63,500	Liberty Interactive Corp. *	1,129,665
42,300	TRW Automotive Holdings Corp. *	1,554,948
39,500	Walt Disney Co. (The)	1,915,750
		12,749,323
Consumer Staples: 9.3%
53,350	CVS Caremark Corp.	2,493,046
70,724	Imperial Tobacco Group Plc	2,723,435
66,004	Kraft Foods, Inc.	2,549,074
		7,765,555
Energy: 8.2%
39,600	Cenovus Energy Inc.	1,259,280
123,000	Chesapeake Energy Corp.	2,287,800
87,380	Marathon Oil Corp.	2,234,307
36,000	Newfield Exploration Co. *	1,055,160
		6,836,547
Financials: 19.0%
43,898	ACE Ltd.	3,254,159
49,000	AON Plc	2,292,220
88,000	Bank of New York Mellon Corp.	1,931,600
21,600	Capital One Financial Corp.	1,180,656
130,000	Cheung Kong Holdings Ltd. - ADR	1,586,000
7,200	Fairfax Financial Holdings Ltd.	2,820,240
31,000	JPMorgan Chase & Co.	1,107,630
19,810	Morgan Stanley	289,028
809,070	RSA Insurance Group Plc	1,371,862
		15,833,395
Health Care, Pharmaceuticals & Biotechnology: 11.7%
28,105	Cigna Corp.	1,236,620
62,100	Health Net, Inc. *	1,507,167
85,215	Medtronic, Inc.	3,300,377
52,610	Merck & Co., Inc.	2,196,467
50,000	Omnicare, Inc.	1,561,500
		9,802,131
Industrials: 7.8%
49,000	ACS Actividades de
	Construccion y Servicios S.A.	1,048,416
32,800	Atlas Air Worldwide Holdings, Inc. *	1,427,128
27,000	FedEx Corp.	2,473,470
25,500	Snap-on, Inc.	1,587,375
		6,536,389
Materials: 3.1%
282,910	Cemex S.A.B. de C.V. - ADR	1,903,984
42,617	ThyssenKrupp AG	692,926
		2,596,910
Technology: 13.0%
75	Comdisco Holding Co., Inc. *	375
306,000	Dell, Inc.	3,831,120
22,900	eBay Inc. *	962,029
41,300	Intel Corp.	1,100,645
38,900	JDA Software Group, Inc. *	1,154,941
35,400	TE Connectivity Ltd.	1,129,614
37,500	Texas Instruments, Inc.	1,075,875
13,000	Visa, Inc. - Class A	1,607,190
		10,861,789
Telecommunication Services: 5.7%
107,266	Level 3 Communications, Inc. *	2,375,942
854,460	Vodafone Group Plc	2,402,423
		4,778,365
Utilities: 2.4%
91,170	E. ON AG	1,963,400

TOTAL COMMON STOCKS
(cost $74,937,095)		79,723,804

TOTAL INVESTMENTS IN SECURITIES
(cost $74,937,095): 95.5%		79,723,804

Other Assets and Liabilities: 4.5%		3,720,262

Net Assets: 100.0%		$83,444,066

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 37

Litman Gregory Masters Smaller Companies Fund Review

In the first half of 2012, small-cap stocks gained 8.5%, as measured by the Russell 2000 Index, versus 7.6% for the Litman Gregory Smaller Companies Fund. Looking more broadly at the period since the financial crisis, performance of Smaller Companies has been very strong on both an absolute and relative basis. Since the end of 2008 (through 6/30/12) the fund has delivered an average annual return of 21.7%. This compares to 15.9% for the Russell 2000 Index. On a cumulative basis the fund has outperformed the benchmark over that 3 ½ year time period by 31.2 percentage points.

Since its inception, the fund still has ground to make up relative to its benchmark, which it trails on an average annual basis by 0.80 percentage points.

Litman Gregory Masters Smaller Companies Fund

Performance as of June 30, 2012

		Average Annual Total Returns
	Year-to-	1-	3-	5-	Since
	Date	Year	Year	Year	Inception
Institutional Class	7.59%	-3.68%	19.35%	-0.27%	7.13%
Russell 2000 Index	8.53%	-2.08%	17.80%	0.54%	8.01%
Lipper Small-Cap Core Funds Index	6.24%	-3.77%	16.87%	0.69%	8.14%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2003. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Performance of managers: This year through June, three of the funds’ five managers posted higher returns than their respective benchmarks. Looking at longer-term performance, three of the five sub-advisors have outperformed since they began managing for Smaller Companies. Of the two who have trailed, one has a longer term record of success with another Masters fund. While we don’t expect all the Masters managers to outperform over shorter time frames, our goal is for all to do so over the long run. As should be expected, the intensity of our ongoing due diligence is high, but is elevated for managers who suffer a prolonged period or significant magnitude of underperformance. This work includes detailed discussion of portfolio holdings and assessments of decisions that led to the underperformance.i

This is also a good time to revisit our decision to retain Jeff Bronchick after he decided to leave his former firm and start his own firm, Cove Street Capital, on July 1 of 2011. This was discussed in the 2011 annual report. We are pleased to report that during the year since Bronchick launched Cove Street, his performance for Masters is substantially ahead of his benchmark. Since he joined the fund five years ago, Bronchick is ahead of his benchmark over the one-, three-, and since-inception periods. (We also discuss Bronchick in the Shareholder Letter in this report on page 5.)

Sector and stock-picking impact: All of the Litman Gregory Masters funds are driven by bottom-up, long-term oriented stock selection, though the resulting sector exposure may provide some insight into the fund’s relative performance. In the first six months of the year, sector exposure had a meaningful negative impact on performance relative to the Russell 2000 benchmark, costing the fund over two percentage points, which was enough to overwhelm the positive contribution from stock selection. The fund had meaningful underweights to the two best-performing sectors, health care and financials, and was significantly overweight to energy, the worst-performing sector. Though the level of exposure to each of these sectors hurt relative performance, in all three sectors, Smaller Companies’ holdings outperformed the benchmark’s sector performance. For example, the portfolio’s health care holdings gained 25.8% in the period, compared to 20.9% for the benchmark. Here, one of the best-performing holdings was Zoll Medical, a maker of defibrillator devices. Zoll surged almost 47%, making it the third best-performing stock in the six-month period. The stock was owned by Copper Rock Capital, who previously owned Zoll successfully and sold the position due to valuation concerns. But when shares subsequently declined more than 50% due to what Copper Rock felt were temporary missteps, they repurchased the stock in December 2011. Three months later, Zoll announced it was being acquired, and Copper Rock sold the position at a 50% gain.

The fund’s energy holdings were down 6.7%, compared to a 9.5% loss for the benchmark sector. Here strong performers such as Magnum Hunter Resources, owned by Friess Associates, which was sold early in the period, helped to offset losses from energy peers such as Helmerich & Payne and Approach Resources, both of which remain the portfolio. At the end of June, Helmerich & Payne was owned by two managers (Weiss and First Pacific Advisors), while Approach Resources is owned by Jeff Bronchick.

Stock picking had a positive impact on performance in the six-month period, with some of the strongest contributors to performance coming from the consumer-related and financials sectors. Examples include the portfolio’s two largest holdings, Central Garden & Pet (3.8% of assets), a provider of garden and pet supplies, and Heartland Payment Systems (3.1% of assets), which provides bankcard payment processing services in the United States and Canada. Heartland is owned by two managers (Friess Associates and Copper Rock). Other contributors include Coinstar, a provider of retail solutions such as self-service DVD rentals and coin-counting, and Global Cash Access, which provides cash access solutions, primarily to the gaming industry.

The largest detractors to performance at the stock-picking level were in the industrial and information technology sectors. Synchronoss Technology, a provider of on-demand transaction management solutions, was the biggest loser in the period, falling nearly 40%, while United Rentals, an equipment rental company, and Ancestry.com, an online provider of genealogy research tools, were both down more than 20% in the period.

Leaders and laggards: The table on page 39 lists the biggest contributors to and detractors from performance for the year. As of June 30, five of the top 10 contributors in the period remain in the portfolio, and four of the largest detractors remain in the

38 Litman Gregory Funds Trust

portfolio. For the first half of 2012, four of the five sub-advisors contributed names that appeared on the list of top contributors, while all of the managers held names that were among the top detractors. Among the winners in the period was Shutterfly, owned by Dick Weiss. The company has a growing leadership position in the online marketplace to share, print, and preserve digital photos, and also offers users the ability to customize prints, design greeting cards, photo books, and similar products. Almost half of the company’s business generally occurs near year-end due to the holiday season, and earlier this year the company reported strong first quarter 2012 results. In addition, the company announced the acquisition of Kodak Gallery, an online photo services business. The stock was up 34.8% in the period, and Weiss sold the stock in June.

Another familiar stock on the list of winners was White Mountains Insurance, owned by Jeff Bronchick of Cove Street Capital. The holding has been in the portfolio for over three years, and Bronchick has owned the stock at different weightings as the price fluctuated over that time. At the end of June, White Mountains was the portfolio’s fourth-largest position at nearly 2.3% of assets. The stock gained over 15% in the period. Since Bronchick initiated a position in February of 2009, White Mountains Insurance is up nearly 240%. Bronchick continues to believe that the stock is trading at a meaningful discount to book value and the company has meaningful capital to be able to make investments tactically in distressed financial assets.

Among the biggest performance detractors was Helmerich & Payne. Despite being owned by two managers, the company is not among the 10 largest positions. The oil and gas contract well-drilling company does business in the U.S. and internationally, offshore and on land. First Pacific Advisors currently likes the oil service offshore industry more than the exploration and onshore drilling sectors. They also believe that the collapse in natural gas prices has been excessive (this can impact the demand for their rigs). They continue to believe the company will do well longer term, but expect stock-price volatility alongside volatile commodity prices. Over the last 10 years, Helmerich & Payne has achieved revenue growth of nearly 17% annually and earnings before interest, taxes, depreciation, and amortization (EBIDTA) growth of over 21% annually. Its price-to-earnings (P/E) ratio fell to its lowest level in a year in the first quarter. At that time, Weiss added to his position, but First Pacific did not.

Another large detractor was Caribou Coffee. The company was in the portfolio for less than a month, but was among the biggest losers in the period. Friess Associates purchased the stock in early May, believing that upcoming quarterly earnings would be strong. Although reported earnings for the most recent quarter were in line with expectations, the stock sold off sharply after company management issued weak forward earnings guidance related to future sales. Fries sold into the negative news, and the stock was down 30% from their initial purchase price.

It is important to understand that the fact that a stock has made or lost money for Litman Gregory Masters Smaller Companies in a given period tells us nothing about how successful the holding has been or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information may be of limited value in assessing the ultimate success of these stock holdings.

Litman Gregory Masters Smaller Companies Fund Contribution by Holding
For the Six Months Ended June 30, 2012

Top Contributors
Portfolio
Security	Contribution
Central Garden and Pet Co.	0.87%
Coinstar, Inc.	0.74%
MWI Veterinary Supply, Inc.	0.63%
Heartland Payment Systems, Inc.	0.59%
Magnum Hunter Resources Corp.	0.59%
Ultimate Software Group, Inc.	0.59%
Global Cash Access Holdings, Inc.	0.57%
Zoll Medical Corp.	0.55%
White Mountains Insurance Group Ltd.	0.51%
Shutterfly, Inc.	0.45%

Bottom Contributors
Portfolio
Security	Contribution
Synchronoss Technologies, Inc.	-0.56%
Helmerich & Payne, Inc.	-0.39%
Approach Resources, Inc.	-0.33%
United Rentals, Inc.	-0.32%
Dycom Industries, Inc.	-0.30%
CEVA, Inc.	-0.30%
Ancestry.com, Inc.	-0.30%
Carrizo Oil & Gas, Inc.	-0.26%
Caribou Coffee Co., Inc.	-0.26%
IPG Photonics Corp.	-0.24%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 39

Portfolio mix: As is often the case, the Litman Gregory Masters Smaller Companies portfolio looks quite different than its benchmark. The fund remains significantly overweight in the energy and technology sectors. During the first half of the year, technology exposure increased from a 5.6% to a 7.5% overweight. The increase in technology is mostly the result of new additions to the portfolio including ACI Worldwide, Electronics For Imaging, PMC-Sierra, and Tessera Technologies. (It is interesting to note that some of the technology holdings were added by Jeff Bronchick, who traditionally has not owned many technology stocks. But with new analysts who have experience covering the sector, Bronchick has become more active in this area.) The most significant shift occurred in the consumer discretionary sector, where exposure decreased from an 8.3% overweight to a 1% underweight relative to the benchmark’s 13.8% sector weight. These overweighted sectors were offset by a significant underweight to the financial sector, at 12.4% of assets, compared to the benchmark’s 21.3% weight. The portfolio’s allocation to the health care sector remained underweight by roughly 6%. Cash as a percentage of assets increased slightly during the first half of the year from just over 8% to approximately 9% of assets.

The fund’s weighted-average market capitalization as of mid year was $2.7 billion, and the median market cap was $1.9 billion.

By Sector

	Sector Allocation
			Russell
	Fund	Fund	2000
	as of	as of	Index as of
	6/30/12	12/31/11	6/30/12
Consumer Discretionary	12.7%	21.4%	13.8%
Consumer Staples	4.8%	1.9%	3.7%
Energy	13.4%	13.3%	6.0%
Finance	12.4%	9.1%	21.3%
Health Care & Pharmaceuticals	7.4%	6.9%	13.5%
Industrials	12.3%	13.9%	15.1%
Materials	2.8%	2.5%	4.7%
Technology	25.1%	22.7%	17.6%
Telecom	0.0%	0.0%	0.7%
Utilities	0.0%	0.0%	3.6%
Cash Equivalents & Other	9.0%	8.3%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $565 million

Small-Cap $565 million - $2.61 billion

Small/Mid-Cap $2.61 billion - $6.35 billion

Mid-Cap $6.35 billion - $17.4 billion

Large-Cap > $17.4 billion

Totals may not add up to 100% due to rounding

40 Litman Gregory Funds Trust

Taxes: Smaller Companies continues to benefit from a very large capital gains tax-loss carryforward. As of June 30, 2012 the carryforward, net of 2012 taxable transactions, equaled 70% of the value of the fund’s net assets. Given the magnitude of the loss, we are confident in saying that there will be no capital gains distribution in 2012 and probably no distribution for several more years. We view this as a significant benefit to taxable shareholders.ii

In Closing

For most of the time since the launch of the Litman Gregory Masters Smaller Companies Fund, the equity environment has been unusually challenging. With sizable macro risks likely to be with us for some time, we believe the environment is likely to remain challenging. Nevertheless, we are encouraged by the post-2008 performance of this fund which has been very strong on a relative and absolute basis.

We remain focused on providing thoughtful and diligent oversight as we seek to continue to build on the success of the last few years.

i	The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Bill D’Alonzo: Russell 2000 Growth Index; Dennis Bryan and Rikard Ekstrand: Russell 2000 Value Index Tucker Walsh: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 41

Litman Gregory Masters Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small- and mid-sized companies	Growth
Jeff Bronchick	Cove Street Capital, LLC	20%	Small- and mid-sized companies	Value
Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small- and mid-sized companies	Growth
Dennis Bryan Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small- and mid-sized companies	Value
Richard Weiss	Wells Capital Management, Inc.	20%	Small- and mid-sized companies	Blend

42 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Stock Highlights

HSN, Inc. – Bill D’Alonzo

HSN, Inc. is held in both the Equity Fund and the Smaller Companies Fund. Please refer to discussion on page 14.

NeuStar, Inc. – Jeff Bronchick

NeuStar, Inc. (NSR) is a technology services company whose legacy business provides directory and Internet Protocol (IP) services to the telecommunications industry. The valuation opportunity in the stock arises from the fact that this exclusive contract expires in 2015 and investors are worried about the implications of the expiry in addition to questions surrounding potential growth. We believe that the market is overestimating the likelihood of losing the contract as well as underestimating the growth potential for the non-directory businesses. Our intrinsic value for the stock is currently in the mid-40’s.

This contract, referred to as the NPAC contract, is a 5 year exclusive lock that brings NSR 86% margins and helps the company attain overall consolidated EBITDA margins of 42%. Given the outrageous operating metrics for this business, Telcordia, now a division of Ericsson, has made it known that they will be bidding along with NSR when the NPAC RFP is released at the end of the year. Unfortunately for Telcordia, and fortunately for NSR, to recreate the database with similar scale and fault tolerance is a technologically daunting task. Additionally, the carriers, who in the end get to help make the final decision, have had little to complain about in the 15 years that NSR has run the database. Regardless, a competitive bidding process is a reality for NSR and will most likely translate into lower revenue and moderately lower margin. For example, the last NPAC rollover, done in 2009, wasn’t competitively bid but still translated into a switch over to fixed pricing versus variable that dropped per transaction revenue down 13%. We currently expect something similar to occur in 2015, which is well within our valuation parameters.

To avoid the stigma of being a “one-trick pony”, NSR moved this past October to buy a lead generation scorer and caller ID provider called TARGUSinfo. Even more interesting than the fact that TARGUS controls 75% of the caller-ID market is that after the acquisition NSR has access to over 300 unique databases that help track and identify customers or potential customers for any sales or marketing organization. This helps position NSR as a player within the “Big Data” movement and adds much prized access to unique data sources. The TARGUS business ran at a historically, some would say private equity inflated, 59% margin prior to the acquisition but we expect a more sustainable level in the mid 40’s going forward. NSR’s CEO, Lisa Hook, promoted from COO in 2010, has focused the firm on high margin projects, cut underperforming business ventures and oriented the company for sustainable growth into the future. We have been impressed by her actions during her brief tenure which include successful integration of the Targus acquisition, and a dutch tender for 10% of shares outstanding, which suggests a balanced approach toward capital allocation.

Pool Corp. – Tucker Walsh

Pool Corp. (POOL) is a wholesale distributor of swimming pool supplies, equipment and related leisure products. POOL also distributes irrigation and landscape products in the US. It sells its products to pool builders, retail stores, service companies, landscape contractors and golf courses. 86% of POOL’s sales are done through its 224 sales centers throughout North America. POOL’s 212 US based sales centers make it by far the market share leader, as the company has as many centers as their top 48 competitors combined.

Copper Rock believes POOL is an attractive long term investment candidate for a number of reasons. First, POOL can reliably and consistently grow its sales in the high single digit range for a number of years. Despite the perception that the pool industry is highly cyclical, POOL sees over 70% of its revenue as non-discretionary sales from annual maintenance, upkeep and general use. Since 2006, POOL has seen no change to these sales patterns as anyone with a pool continues to use and maintain it. Further, this piece of the business will consistently grow with the installed base of pools (+1% annually today), inflation (1-2% annually) and continued market share gains through new center openings, acquisitions and general business success versus peers. On top of this growth, new pool construction has begun to recover (+1% annually currently) and POOL has also seen pool owners begin to do remodels and refurbishments that have been put off in past years. All of this should net out to continued sales growth in the high single digit range.

This consistent sales growth should generate strong incremental operating margins throughout the company. While POOL is able to generate modest gross margin improvements over time due to scale and efficiency, its greatest margin leverage will come from operating costs. POOL has proven to be a disciplined manager of costs, with operating costs only increasing at roughly ½ the rate of the sales increase. This has led operating margins to increase over 100 bps between FY ’09 and FY ’11. With continued strong sales and cost discipline, Copper Rock believes POOL can drive its operating margins up another 100+bps in FY ’12 and FY ’13.

Copper Rock believes Pool Corp. possesses a strong growth profile, while remaining slightly defensive. However, it is not without risk. The biggest risk is a collapse in the overall recovery of the pool construction and remodel market. At its peak, new pool construction was 215,000 in 2005. This number had fallen to just 45,000 in 2009. Since ’09 we have seen a small recovery in new pool construction (55,000 in 2011), which helps boost POOL’s sales and drives increases in the installed base. If this small recovery were to lose its footing, we would lose some of the sales in our estimates and likely some margin leverage. Additional risks include general management execution or headwinds from POOL’s smaller operating groups in Europe or Landscape.

Rowan Companies, Inc. – Dennis Bryan / Rikard Ekstrand

We have a large position in Rowan Companies, Inc.. Rowan is focused on offshore drilling and owns a large fleet of drilling rigs. It operates 10 domestic jack-up rigs, 21 international jack-up rigs, and 3 deepwater drillships on order. A jack-up rig is an offshore oil and gas rig that can drill in water depths of up to 450 to 500 feet. They can cost up to $500 million to build, but the normal range is $200 million for a new rig. A deepwater drillship operates in up to 12,000 feet of water and cost $600-700 million to build.

Fund Summary 43

Another way of breaking down Rowan’s fleet is by capability. On this metric Rowan has 19 high-spec jack-ups, 9 premium jack-ups, 3 commodity jack-ups and 3 ultra-deepwater drillships being constructed. Rowan dominates the high-spec jack-up market with its 19 high-spec rigs. This is important because high-spec jack-ups are in much higher demand than lower spec rigs. This is because wells offshore are becoming harder and more demanding to drill, driving increased demand for rigs able to deal with high-temperature, high-pressure wells. One can see the result of this demand in the 25% difference in capacity utilization between high-spec rigs and low-spec rigs.

Rowan’s fleet of jack-up rigs is also young at 15 years. This should be compared with 70% of the industry’s fleet being older than 25 years. The young fleet along with the high-spec capability, has led to Rowan having much higher fleet utilization than its peers and it earning a 20-30% day rate premium versus its peers.

The management team led by Matt Ralls that began restructuring Rowan several years ago has improved the economics at Rowan materially. Over the last few years, Rowan has lowered its cost structure at headquarters and in the field, sold its manufacturing business for $1.1 billion, sold its land rig business for $510 million, completed its jack-up newbuild program, instituted a share repurchase program for $150 million and lowered its tax rate substantially.

Despite these improvements and fleet advantages, Rowan is selling at below its tangible book value and materially below its net replacement value of the fleet. The earning power of the company is substantial and will be greatly enhanced once they take delivery of the three new drillships in 2014. Using a day rate of $550,000, which is below what similar ships are currently getting in the market place, the earning power of these three ships would be $2.40/share. Thus, Rowan is selling for single digit earnings multiple based on our estimated normal earnings, and below its tangible book value and net replacement value. As we get closer to delivery of the new drillships and Rowan secures contracts on them, the stock should move closer to its fair value.

Shutterfly, Inc. – Dick Weiss

Shutterfly, Inc. (SFLY) is an internet-based personal publishing and production creation service company that enables customers to make personalized photo books, photo calendars, greeting cards and other stationary via an online platform. The company’s business model is to leverage its consumer e-commerce site, where its photo-based products are purchased and created in production facilities. Shutterfly is a market leader in the group through its high quality software applications and user friendly interface.

Riding a secular tailwind of internet photo proliferation, Shutterfly is positioned for top line growth and market share gains over its competitors. Currently, Shutterfly serves over 4 million customers per annum with market penetration potential in the tens of millions. Additionally, while primarily focused on maximizing its domestic business, many international markets remain untapped and could provide an additional runway for growth. As a result of customer additions and share gains, economies of scale should drive higher margins, adding additional upside potential to the valuation in the name.

Within the past 18 months Shutterfly has made two acquisitions, the first being Tiny Prints, a leading provider of greetings cards and stationery products. The deal closed for approximately $134 million in cash and 3.9 million shares of Shutterfly stock. This acquisition added 90M to revenue and also allowed SFLY to further leverage its in-house printing operation. In addition to the Tiny Prints acquisition, Shutterfly acquired Eastman Kodak’s online image storage platform, for $23.8 million in cash. With the closing of the deal, Shutterfly will transfer ~1 million Eastman Kodak customers to their website providing further revenue synergies. While the acquisition will initially be diluted to eps by ~$0.05, the deal could add $0.15-$0.20 in EPS next year, due to leveraging the new customer base on Shutterfly’s platform. We consider both acquisitions to be a net positive overall for the business and feel confident management will successfully maximize the underlying revenue and cost synergies.

The stock has been quite volatile in the last year as industry participants jockey for market share. The industry is relatively easy to enter, but requires huge scale to earn an adequate return. While competition has cannibalized SFLY margins, it has been able to remain profitable and maintain its share. In reviewing the resources of most of its competitors, we believe we are closer to the end game than the beginning of this competitive struggle.

As to the stock, given the early stage of its life cycle, we value it on metrics such as price to sales, price to EBITDA and DCF modeling. With a private market value in the high 30s or low 40s, the stock offers good opportunity. If the competitive situation stabilizes as we suspect may happen, the PV should move higher and the stock’s discount to the PV should narrow. For this reason, we believe the stock remains reasonably attractive.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

44 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 91.0%
Consumer Discretionary: 12.7%
276,000	dELiA*s Inc.*	$427,800
9,800	Foot Locker Inc.	299,684
15,500	Hibbett Sports, Inc.*	894,505
48,300	HSN, Inc.	1,948,905
24,591	Pool Corp.	994,952
22,000	Shutterfly, Inc.*	675,180
13,000	Signet Jewelers Ltd.	572,130
11,700	Time Warner Cable, Inc.	960,570
18,041	Vitamin Shoppe, Inc.*	990,992
27,300	Zumiez, Inc.*	1,081,080
		8,845,798
Consumer Staples: 4.8%
240,000	Central Garden and Pet Co.*	2,613,600
71,200	Roundy’s, Inc.	726,952
		3,340,552
Energy: 13.4%
55,000	Approach Resources, Inc.*	1,404,700
9,600	Atwood Oceanics, Inc.*	363,264
10,379	Baker Hughes, Inc.	426,577
450,000	Carbon Natural Gas Co.*	139,500
59,700	Denbury Resources Inc.*	902,067
95,100	Endeavour International Corp.*	798,840
6,800	Ensco Plc	319,396
25,223	Helmerich & Payne, Inc.	1,096,696
9,125	OYO Geospace Corp.*	821,159
14,300	Patterson-UTI Energy, Inc.	208,208
37,300	PDC Energy, Inc.*	914,596
18,400	Rosetta Resources, Inc.* (a)	674,176
38,800	Rowan Companies, Inc*	1,254,404
		9,323,583
Financials: 12.4%
7,968	Affiliated Managers Group, Inc.*	872,097
104,500	CNO Financial Group, Inc.	815,100
65,000	CoreLogic, Inc.*	1,190,150
61,000	Duff & Phelps Corp.	884,500
61,200	Fifth Third Bancorp	820,080
28,975	MarketAxess Holdings, Inc.	771,894
43,100	Ocwen Financial Corp.*	809,418
70,000	Symetra Financial Corp.	883,400
3,000	White Mountains Insurance Group Ltd.	1,565,250
		8,611,889
Health Care: 7.4%
13,816	Air Methods Corp.*	1,357,422
42,000	Greatbatch, Inc.*	953,820
12,100	Impax Laboratories, Inc.*	245,267
11,821	MWI Veterinary Supply, Inc.*	1,214,844
8,309	PAREXEL International Corp.*	234,563
45,000	PerkinElmer, Inc.	1,161,000
		5,166,916
Industrials: 12.3%
18,500	Alaska Air Group, Inc.*	664,150
19,575	BE Aerospace, Inc.*	854,644
19,634	Clean Harbors, Inc.*	1,107,751
55,600	Delta Air Lines, Inc.*	608,820
52,800	MasTec, Inc.*	794,112
45,145	Mistras Group, Inc.*	1,186,411
70,241	Steelcase, Inc.	634,276
191,000	Taser International, Inc.*	1,000,840
34,300	Trinity Industries, Inc.	856,814
25,200	United Rentals, Inc.*	857,808
		8,565,626
Information Technology: 25.1%
10,796	ACI Worldwide, Inc.*	477,291
31,100	Arrow Electronics, Inc.*	1,020,391
20,400	Avago Technologies Ltd.	732,360
39,300	Avnet, Inc.*	1,212,798
92,000	Blucora, Inc.*	1,133,440
44,500	Booz Allen Hamilton Holding Corp.	679,960
177,000	Brocade Communications Systems, Inc.*	872,610
66,300	Cadence Design Systems Inc.*	728,637
55,000	Electronics for Imaging, Inc.*	893,750
50,000	Global Cash Access Holdings, Inc.*	360,500
72,602	Heartland Payment Systems, Inc.	2,183,868
20,800	InterDigital, Inc.	613,808
17,055	IPG Photonics Corp.*	743,428
17,500	NetApp, Inc.*	556,850
30,000	NeuStar, Inc.*	1,002,000
150,000	PMC-Sierra, Inc.*	921,000
65,000	Tessera Technologies, Inc.	999,050
11,860	Ultimate Software Group, Inc.*	1,056,963
41,500	Western Digital Corp.*	1,264,920
		17,453,624
Materials: 2.9%
18,300	Carpenter Technology Corp.	875,472
10,000	Eagle Materials Inc.	373,400
140,000	Spartech Corp.*	723,800
		1,972,672

TOTAL COMMON STOCKS
(cost $53,797,171)		63,280,660

TOTAL INVESTMENTS IN SECURITIES
(cost $53,797,171): 91.0%		63,280,660

Other Assets and Liabilities: 9.0%		6,265,769

Net Assets: 100.0%		$69,546,429

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security

(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.

The security has been deemed liquid by the Trust’s Board of Trustees.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 45

Litman Gregory Masters Focused Opportunities Fund Review

The Litman Gregory Masters Focused Opportunities Fund returned 8.4% in the first half of 2012. The fund’s benchmark, the S&P 500 Index, returned 9.5%.

Over the longer term, the fund leads the benchmark over the past three years and trails for five years. Over its full six-year life it trails by 0.8 percentage points, all as of June 30, 2012. Almost all of the underperformance is due to a very poor 2008. In fact, the fund has outperformed its benchmark in every full calendar year since its inception, except for 2008. While the returns as of June 30 may be disappointing at first glance, we are pleased with the fund’s very strong performance since 2008, after the worst of the financial crisis. Since that time, Focused Opportunities has delivered an average annual return of 20.7% compared to 14.9% for the S&P 500. On a cumulative basis this amounts to a return premium over the index in excess of 30 percentage points.

Litman Gregory Masters Focused Opportunities Fund Institutional Class Performance as of June 30, 2012

		Average Annual Total Returns
	Year-to-	1-	3-	5-	Since
	Date	Year	Year	Year	Inception
Institutional Class	8.43%	4.16%	17.86%	-0.54%	2.52%
S&P 500 Index	9.49%	5.45%	16.39%	0.21%	3.35%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2006. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Focused Opportunities Fund.

Portfolio Commentary:

Performance of managers: One of the fund’s three investment managers delivered returns that bested their benchmark by significant margins in the first half of 2012, and for all longer time periods as well (one year, three year and since inception). The other two managers lag their benchmarks year to date and over one-, three-, and five-year time periods and since inception. Our expectation when we hire managers for any Litman Gregory Masters fund is that they will outperform a relevant benchmark over longer time periods, so this performance history from two of our managers is disappointing. i We have always been open to adding sub-advisors to the fund if our manager research leads us to candidates who meet our high standards and who we believe will add diversification value to the overall fund portfolio. This is a specific long-term goal for this fund and one that we hope to make progress on over the next year.

Sector and stock-picking impact: Sector allocations in the Focused Opportunities portfolio are typically driven by individual stock selection and do not reflect a top-down view on a particular sector or industry. Often, because of the highly concentrated nature of the fund’s portfolio, one or two stocks may account for all of the fund’s exposure to a sector. For these reasons we focus on the performance of the stocks rather than the impact of the sector allocations. However, the effects of both stock selection and sector weightings can be helpful in understanding the fund’s performance over short time periods. As it turned out, in aggregate, sector exposures had a slightly negative impact on performance in the first half of 2012 that was largely offset by the overall positive effects of individual stock selection, although there were both positive and negative contributors on both the sector and individual stock level.

A few noteworthy sector comments underscore the influence of stock picking during the period. While maintaining an index-like weighting to the information technology sector, the fund’s holdings within the sector significantly outperformed those in the benchmark (24.6% versus 13.3%) to generate the largest contribution to fund performance for the period. Apple, Visa and SalesForce.com were the primary drivers for the fund from this sector. The fund continued to have an overweight to the financial sector in 2012, and the overweight to this strongly performing sector boosted performance. American Express and Alleghany were the largest contributors from the sector to fund performance (Ken Feinberg discusses Alleghany on page 14). Also helpful to the fund was the strong performance in consumer discretionary sector, where the stock price of Amazon, the fund’s lone holding in the sector was up 32%. On the negative side, the fund’s overweighting to the poorly performing energy sector was exacerbated by the even-poorer performance of the stocks it held within the sector. Canadian Natural Resources (-28%) was the biggest detractor from performance from this sector. Poor stock performance also led to negative contributions from the materials sector where Thyssen Krupp was down 28%, and from the telecommunication sector, where Vodafone’s 5% gain underperformed the sector average and the benchmark.

Also material to the fund’s performance was its significant weighting to foreign holdings. Foreign stock indexes significantly underperformed U.S. stock benchmarks over the past six month and one-year periods so it is not surprising that Focused Opportunities’ almost 20% weighting in foreign holdings detracted from the fund’s overall performance over the same time periods. Vodafone and E.ON contributed positive performance, although their gains were less than that of the S&P 500 benchmark, while the other three foreign holdings (Canadian Natural Resources, Thyssen Krupp and BM&F Bovespa) each suffered declines in their respective stock prices. Franklin Mutual’s Peter Langerman and Philippe Brugere-Trelat, who own two of the three European stocks in the fund, have commented that given the current uncertainty in Europe, investors must be selective, diversified in terms of where a company’s earnings are generated, and patient. Patience is particularly important in Europe given the euro zone debt crisis that dominates the headlines, and which may be causing investors to place less emphasis on analysis of individual company fundamentals—even for companies that may generate their revenues globally. Based on their long-term potential, all of these stocks are still held in the fund’s portfolio as of June 30.

46 Litman Gregory Funds Trust

Leaders and laggards: The table below illustrates the largest contributors and detractors from performance for the first half of 2012 Apple (+44%), held in the fund by the Sands Capital team, claimed the top spot on the leader board as it continued to fend off challenges to its dominance of the smart-phone and tablet markets. CVS Caremark (+15%), a leader in both retail pharmacy and pharmacy benefit management, joins Apple on the list of leaders and is held by both the Davis/Feinberg and Langerman/Brugere-Trelat team in the fund. Following a period of acquisitions, the company’s focus on generating free cash flow has been evidenced by an aggressive share repurchase program and a doubling of its dividend. Canadian Natural Resources heads the list of laggards for the six months, reflecting the weakness in the energy sector during the period. Thyssen Krupp also struggled during the first six months of 2012. The company, which Peter Lanagerman and Philippe Brugere-Trelat purchased for the fund in April 2011, has been successful in the majority of its restructuring efforts, but continues to be plagued by its Steel America venture. The premise of the venture was to use low cost ore from a Brazilian affiliate to feed production at its new Alabama steel mill. However, higher than expected costs, primarily on the wage front, coupled with operational problems contributed to disappointing results from the effort. Despite the problems with this venture (which Thyssen plans to sell), Langerman and Brugere-Trelat point out that the company has a solid balance sheet, the other business units within the industrial conglomerate are sound, and they retain their confidence in company management. Moreover, the stock is priced at a level that Langerman and Brugere-Trelat believe is very attractive.

As context to considering the shorter-term performance impact of winners and losers, it is important to understand that the fact that a stock has made or lost money for Masters’ Select in a short-term period, such as six months or a year, may tell us nothing about how successful the holding was or will ultimately become. The fund will typically hold stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

Litman Gregory Masters Focused Opportunities Fund Contribution by Holding
For the Six Months Ended June 30, 2012

Top Contributors
Portfolio
Security	Contribution
Apple, Inc.	2.30%
CVS Caremark Corp.	1.51%
American Express Co.	1.25%
Amazon.com, Inc.	1.15%
Visa, Inc. - Class A	1.09%
Alleghany Corp.	0.83%
Salesforce.com, Inc.	0.82%
Merck & Co., Inc.	0.62%
Wells Fargo & Co.	0.49%
Bank of New York, Mellon Corp.	0.47%

Bottom Contributors
Portfolio
Security	Contribution
Canadian Natural Resources Ltd.	-1.42%
ThyssenKrupp AG	-0.68%
Marathon Oil Corp.	-0.61%
Schlumberger Ltd.	-0.12%
Intuitive Surgical, Inc.	-0.02%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 47

Portfolio mix: As expected, the fund’s sector allocation varies significantly from that of its S&P 500 Index benchmark, which reflects the lack of an index mentality on the part of the fund’s stock pickers, and also the concentrated nature of the fund. The fund is significantly underweight relative to the benchmark in the consumer discretionary, health care and industrials sectors, with corresponding over weights to the financial and consumer staples sectors. The most significant change in the fund’s sector exposure was in health care, which went from an overweighting at year end to the current significant underweighting. The sale of long term holding Intuitive Surgical is the primary reason for this sector shift. The increase in the weighting to financials is not due to new holdings. Rather it reflects the relatively strong performance of the fund’s stocks within the sector during the first half of the year. The decrease in the energy sector weighting similarly reflects the poor performance of the stocks in that sector. The fund increased its exposure to the technology sector with the purchase of Salesforce.com early in the year. The sector over- and underweightings are not the result of the managers making tactical “bets” on sectors; rather they are a byproduct of the managers’ selection of their highest-confidence names in the portfolio. And, because of the limited number of stocks that each manager can own in this fund, simply replacing one holding with another may significantly alter the sector mix. In other words, sector exposures are far more variable, and in our view far less relevant to longer-term performance than stock selection, which is what the Masters funds are designed to foster.

	Sector Allocation
	Fund	Fund	S&P500
	as of	as of	Index as of
	6/30/12	12/31/11	6/30/12
Consumer Discretionary	4.6%	5.2%	11.0%
Consumer Staples	15.7%	13.8%	11.3%
Energy	12.6%	16.6%	10.8%
Finance	26.2%	18.2%	14.4%
Health Care & Pharmaceuticals	4.9%	13.5%	12.0%
Industrials	0.0%	0.0%	10.5%
Materials	1.8%	0.0%	3.4%
Technology	19.6%	14.2%	19.8%
Telecom	5.8%	6.3%	3.2%
Utilities	3.6%	8.6%	3.7%
Cash	5.1%	3.5%	0.0%
	100.0%	100.0%	100.0%

Market Cap Dispersion	By Domicile

Totals may not add up to 100% due to rounding

48 Litman Gregory Funds Trust

Taxes: The fund continues to benefit from a very large capital gains tax loss carryforward. The carryforward is currently 37% of the fund’s net assets. We do not expect the fund to make a capital gains distribution in 2012 and probably not for several years unless returns are very high and/or the fund receives large inflows of new investor capital that dilutes the amount of the tax loss compared to the fund’s assets.ii

In Closing

Focused Opportunities has performed extremely well on an absolute and relative basis since 2008. However, for longer term shareholders, the fund still has not made up for its very poor relative and absolute performance in 2008. Looking ahead, over the next year we are seeking to add to the fund’s manager line-up to provide more portfolio level diversification. Because we’ve had a high “batting average” historically – meaning that the majority of stock pickers we’ve selected for Masters have beaten their benchmarks (66% of all managers in our equity funds over the past 15+ years and 75% of current managers) – in our view adding managers of equally high conviction (assuming we can find them) increases the likelihood that the fund will outperform and potentially could smooth out the relative performance. Therefore doing so is in all of our interests as shareholders.

In addition to regularly and closely monitoring and assessing each of the Masters sub-advisors’ investment process and execution, we also look for and expect a high level of enthusiasm and commitment towards their involvement with Litman Gregory Masters. In that regard we share a comment from a recent discussion we had with Chris Davis and Ken Feinberg, sub-advisors to this fund. In discussing their Focused Opportunities portfolio, Davis commented that “if that seven-stock portfolio were all of my net worth…I’d be feeling great about it.” Now we in no way would suggest anyone consider any seven-stock portfolio as appropriate for their entire portfolio, but it is encouraging to hear this level of confidence expressed from a Masters sub-advisor with respect to the long-term potential of the stocks they own this fund.

We are grateful of the continued confidence your investment in Focused Opportunities represents.

i	The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman and Philippe Brugere-Trelat: Russell 3000 Value Index; Frank Sands Jr. and Michael Sramek: Russell 1000 Growth Index.
ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.
Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 49

Litman Gregory Masters Focused Opportunities Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Peter Langerman Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	33.33%	All sizes, but mostly large- and mid-sized companies	Growth

50 Litman Gregory Funds Trust

Litman Gregory Masters Focused Opportunities Fund Stock Highlights

Alleghany Corp. – Christopher Davis / Kenneth Feinberg

Alleghany Corp. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to discussion on page 14.

Marathon Oil Corp. – Peter Langerman / Philippe Brugere-Trelat

Marathon Oil Corp. is held in both the Value Fund and the Focused Opportunities Fund. Please refer to discussion on page 36.

Salesforce.com, Inc. – Sands Teams

Salesforce.com, Inc. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion on page 15.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 51

Litman Gregory Masters Focused Opportunities Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 94.9%

Consumer Discretionary: 4.6%
11,500	Amazon.com, Inc. *	$2,626,025

Consumer Staples: 16.0%
133,340	CVS Caremark Corp.	6,230,978
75,656	Kraft Foods, Inc.	2,921,835
		9,152,813
Energy: 12.6%
80,580	Canadian Natural Resources Ltd.	2,163,573
113,998	Marathon Oil Corp.	2,914,929
33,000	Schlumberger Ltd.	2,142,030
		7,220,532
Financials: 26.2%
8,740	Alleghany Corp. *	2,969,415
62,480	American Express Co.	3,636,961
113,899	Bank of New York Mellon Corp.	2,500,083
406,000	BM&FBovespa S.A.	2,071,171
64,900	Loews Corp.	2,655,059
35,260	Wells Fargo & Co.	1,179,094
		15,011,783
Health Care: 4.9%
67,800	Merck & Co. Inc.	2,830,650

Materials: 1.8%
64,280	ThyssenKrupp AG	1,045,152

Technology: 19.5%
6,100	Apple, Inc.	3,562,400
37,800	QUALCOMM, Inc.	2,104,704
19,700	Salesforce.com, Inc. *	2,723,722
22,700	Visa, Inc. - Class A	2,806,401
		11,197,227

Telecommunication Services: 5.8%
1,186,870	Vodafone Group Plc	3,337,037

Utilities: 3.5%
94,010	E.ON AG	2,024,561

TOTAL COMMON STOCKS
(cost $48,211,949)		54,445,780

TOTAL INVESTMENTS IN SECURITIES
(cost $48,211,949): 94.9%		54,445,780

Other Assets and Liabilities: 5.1%		2,916,799

Net Assets: 100.0%		$57,362,579

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

52 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund gained 3.9% for the first six months of 2012. During the same period the Barclay’s Aggregate Bond Index returned 2.4%, the S&P 500 gained 9.5%, 3-Month LIBOR returned 0.3% and the Morningstar Multialternative peer group category gained 1.2%.

Litman Gregory Masters Alternative Strategies Fund Performance as of June 30, 2012

		Average Annual Total Returns
	Year-to-	1-	3-	5-	10-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	3.88%	n/a	n/a	n/a	n/a	7.41%
Investor Class	3.67%	n/a	n/a	n/a	n/a	7.18%
Barclays Aggregate Bond Index	2.37%	n/a	n/a	n/a	n/a	3.52%
S&P500	9.49%	n/a	n/a	n/a	n/a	22.42%
40/60 Blend of S&P 500 & Barclays Agg Bond Index	5.31%	n/a	n/a	n/a	n/a	11.00%
3-Month LIBOR	0.28%	n/a	n/a	n/a	n/a	0.35%
Morningstar Multialternative Category	1.23%	n/a	n/a	n/a	n/a	2.62%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, expense ratios for the Institutional Class were 1.98% gross and 1.75% net, and for the Investor Class, 2.23% gross and 2.00% net. Through April 30, 2013, Litman Gregory has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2013 (unless otherwise sooner terminated) to ensure that the total annual fund operating expenses after fee waiver and/ or expense reimbursement, exclusive of dividend and interest expense, for the Institutional Class and the Investor Class will not exceed 1.49% and 1.74%, respectively. The inception date for both the Institutional Class and the Investor Class is 9/30/2011. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Alternative Strategies Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Unlike the first quarter when the S&P 500 gained nearly 13%, stocks had a sharp sell-off in April and May, dropping nearly 7%. This was the first sustained market downturn (“risk-off” period) since the launch of the Alternative Strategies fund last fall, and we believe the fund’s strong risk management focus was reflected in a loss of only 1.1% during that two month period. (On a more granular basis, the S&P dropped 9.9% from its intra-quarter high on April 2 to its low on June 1, while our fund was down 1.6% over the same period.) For the second quarter overall, the fund was down 0.2% versus a 2.8% loss for the S&P 500, a 2.1% gain for the Aggregate Bond Index and a 1.7% loss for the Morningstar Multialternative peer group. Since the fund’s inception on September 30, 2011 it has gained 7.4%, with an annualized standard deviation of around 4% and a beta of around 0.26. While we don’t put much weight on such short-term results, the fund’s performance from both a risk and return perspective is consistent with our expectations and the fund’s objectives of generating competitive long-term returns with much lower risk than equities and relatively low correlation to traditional stock and bond market indexes. We are pleased with the fund’s performance so far and very enthusiastic about its long-term prospects.

Portfolio Commentary

The Alternative Strategies fund differs from the Litman Gregory Masters equity funds in that each sub-advisor for this fund is running a very different strategy from the others. As such, the types of securities each manager is using to execute their strategy may differ widely across their sub-portfolios (or sleeves). This creates a challenge in presenting useful summary information for the overall fund portfolio. Consequently, in this report, unlike for our other Litman Gregory Masters funds, we will devote more space to information and analysis of each individual strategy.

Performance of managers: For the year to date through June, the four sub-advisor strategies generated the following returns (net of the management fee each sub-advisor charges to the fund): the Arbitrage strategy was up 0.1%, the Contrarian Opportunity strategy gained 2.1%, the Absolute-Return Fixed-Income strategy gained 4.4% and the Opportunistic Income strategy gained 9.5%. The since-inception returns for the four strategies range from 1.4% to 13.8%.

Key performance drivers by strategy:

•	The DoubleLine Opportunistic Income strategy benefited from strong performance (price appreciation and cash flows) from its Agency mortgage-backed securities and non-Agency MBS exposure. For additional details, please read the DoubleLine portfolio commentary on pages 59-60.

•	FPA Contrarian Opportunity: FPA’s large cash position during the first half of the year (averaging 57% of their assets) was the primary drag on its performance relative to the broad equity market (Russell 3000) index, costing nearly six percentage points of relative performance. Underperforming stock picks detracted another percentage point or so versus the index during the period. The biggest individual performance detractor was energy producer Canadian Natural Resources, which dropped 28%. The biggest positive stock contributors were Covidien (up 20%), Microsoft (up 19%), Wal-Mart (up 18%) and AIG (up 38%). The FPA portfolio managers discuss their current positioning and outlook in their commentary on pages 60-61.

Fund Summary 53

•	Investment-grade and high-yield corporate bonds had the greatest contribution to Loomis Sayles’ performance during the period, accounting for roughly three quarters of the total return. The portfolio’s position in asset-backed securities (e.g., residential and commercial mortgage backed securities) and currency exposures were also meaningful positive return drivers. On the downside, convertible bond positions were a slight drag on performance during the risk-off second quarter after having helped during the first quarter rally. Conversely, the managers’ risk management strategy detracted from returns in the first quarter, was a slight positive contributor during the volatile second quarter, but was a net negative performer for the entire six month period. Loomis provides more detailed portfolio commentary on pages 61-62.

•	The Water Island arbitrage strategy slightly trailed the hedge fund arbitrage indexes that we follow, such as the HFRI Merger Arbitrage index. This relative performance was due to a combination of the managers’ relatively conservative overall positioning, regulatory delays that impacted some of the larger merger deals in their portfolio and some one-off deal-specific issues that restrained returns. For more details, please read Water Island’s commentary on pages 62-63.

Tactical strategy allocations: As a reminder, our starting point or “neutral” allocation is to equally weight each of the four strategies in the fund. Based on our qualitative work as well as our analysis of each manager’s historical track record, we believe that an equal weighting will accomplish our risk, return and diversification objectives for the fund. Therefore, it is likely that much of the time the managers will be equally weighted.

However, we give ourselves the flexibility to tactically overweight or underweight a manager/strategy by plus or minus 10 percentage points – meaning the allocations to a manager can range from 15% to 35% of the fund’s assets. We will only overweight a manager if we have a strong conviction that their investment universe is significantly more attractive than the others, taking into account potential risks and returns. Litman Gregory has a long history of investing this way in our private client accounts where our core competency is valuation-based tactical asset allocation. It is a long-term (multi-year time horizon) value-driven approach.

When we launched the Alternative Strategies fund we over weighted the DoubleLine Opportunistic Income strategy by five percentage points (to 30% of the fund) because we believed their risk-integrated mortgage-focused portfolio was compelling relative to other investment opportunities. The other three strategies were equal weighed at 23.3%. As of June 30, 2012, we maintained these tactical target allocations.

So far, our five percentage point tactical overweight to the Opportunistic Income strategy has benefited the fund, as it has gained 13.8% since inception compared to a weighted average return of 5.8% for the other three strategies.

Overall fund asset allocations: As shown in the table below, at the overall fund level long equity positions accounted for 36% of fund assets, short equity exposure was 3.6%, long fixed income exposure was 48%, short fixed income was 1.8%, and cash represented 21% of the portfolio. The fund also had roughly 10.5% long and short exposure to credit default swaps (CDS).

Litman Gregory Masters Alternative Strategies Fund

Portfolio Allocations as of 6/30/12

	Strategy Totals
			Loomis	Water	Fund	Fund
	FPA	DoubleLine	Sayles	Island	Level	Total
Cash and Equivalents	9.98%	1.45%	4.75%	1.71%	0.49%	18.39%
Equity	12.38%	0.00%	1.30%	19.68%		33.36%
Fixed Income	1.32%	28.46%	17.27%	1.13%		48.18%
Options	0.00%	0.00%	0.01%	0.03%		0.05%
Futures	0.00%	0.00%	0.00%	0.00%		0.00%
Credit Default Swaps	0.00%	0.00%	0.02%	0.00%		0.02%
Total	23.70%	29.91%	23.36%	22.55%	0.49%	100.00%

54 Litman Gregory Funds Trust

Individual strategy portfolio allocations: Following are summary portfolio exposures for each individual strategy.

DoubleLine Opportunistic Income Strategy
6/30/12

Sector Breakdown
Cash	4.9%
Agency Inverse Floaters	3.9%
Agency IO/Inverse IO	10.9%
Agency CMO	12.1%
Agency PO	1.2%
Non-Agency Residential MBS	67.0%
Total	100.0%

Non-Agency Residential MBS Breakdown
(% of Non-Agency RMBS)
Prime	29.5%
Alt-A	60.7%
Subprime	9.8%
Total	100.0%

Credit Quality Breakdown*
Cash	4.9%
Agency	28.1%
Investment Grade	2.2%
Below Investment Grade	59.0%
Not Rated	5.8%
Total	100.0%

* Credit distribution is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization.

FPA Opportunistic Value Strategy
6/30/12

Asset Allocation
U.S. Stocks	39.2%
Foreign Stocks	15.2%
Fixed Income	2.8%
Other Asset Backed	2.8%
Short Sales	-2.1%
Cash	42.1%
Total	100.0%

Totals may not add up to 100% due to rounding.

Loomis Sayles Absolute-Return Fixed-Income Strategy

6/30/12

	Net	Long	Short
Strategy Exposures	Exposure	Total	Total
High Yield Corporate	20.2%	27.5%	-7.3%
Inv-Grade Corporate	10.9	27.4	-16.5
Asset-Backed Securities	7.3	7.3	0.0
Bank Loans	7.3	7.3	0.0
Risk Management	-2.8	0.0	-2.8
Currency	-2.2	8.0	-10.1
Dividend	2.0	3.6	-1.6
Convertibles	1.1	2.6	-1.4
Pair Trade	0.0	6.8	-6.8
Subtotal	43.8	90.4	-46.5
Base Currency Obligation	9.7	9.7	0.0
Cash & Equivalents	21.9	21.9	0.0
Duration Management	-5.8	0.0	-5.8
Overall Net	69.6	122.0	-52.4

	Net	Long	Short
Top 10 Country Exposure	Exposure	Total	Total
United States	49.1	77.7	-29.7
Brazil	9.7	9.7	0
Canada	5.2	5.2	0
Mexico	4.2	4.2	0
Turkey	-3.0	0.0	-3.0
Germany	-2.0	0.1	-2.1
United Kingdom	2.0	3.0	-1.0
South Africa	-1.9	0.0	-1.9
Belgium	-1.6	0.3	-1.9
Eurozone	-1.6	0.3	-1.9
Top 10 Subtotal	60.1	100.5	-41.5

	Net	Long	Short
Currency Exposure	Exposure	Total	Total
US Dollar	96.6	96.6	0.0
Mexican Peso	4.2	4.2	0.0
Euro	-3.7	3.6	-7.3
Canadian Dollar	3.0	3.0	0.0
Columbian Peso	-2.0	0.3	-2.3
Brazilian Real	2.0	1.7	0.2
British Pound Sterling	0.0	0.4	-0.4
Swiss Franc	0.0	0.2	-0.2
Total	100.0	109.9	-9.9

Water Island Arbitrage Strategy
6/30/12

Sub-strategy Exposure
Merger Arb – Equity	74.5%
Merger Arb – Debt	3.7%
Special Situations - Equity	8.6%
Special Situations - Debt	9.1%
Cash	4.2%
Total	100.0%

Geographic Exposure
U.S.	78.7%
Non-U.S.	21.3%
Total	100.0%

Fund Summary 55

In Closing

As the fund is still relatively new, we’d like to briefly recap its goals and objectives. As with all of the Litman Gregory Masters funds, it is important that investors in the Alternative Strategies Fund have a clear understanding of the objectives and realistic expectations about the fund’s potential performance, both shorter-term and long-term and over a range of macroeconomic and financial market scenarios that might play out. Over time, we hope these reports and our other shareholder communications will provide you with the information you need to be a well-informed long-term shareholder. We expect the portfolio information we provide in these reports to evolve over time and as the fund builds a longer track record to analyze. As always please let us know if there is additional information you would find useful (you can email us at info@mastersfunds.com).

The fund’s broad objective is to generate competitive long-term returns with lower risk and lower volatility than the stock market and with relatively low correlation to stock and bond market indexes. More specifically, over full market cycles the fund seeks to generate a meaningfully higher return than 3-month LIBOR and a higher return than a 40/60 stock/bond blended benchmark, with lower risk than the blended benchmark (e.g., lower volatility, better down-market performance, fewer negative 12-month loss periods). In absolute terms, we expect the fund’s annualized volatility to be in the 4% to 8% range. Of course, there are no guarantees the fund will meet these risk and return goals.

While we believe there is a relatively low risk of loss over holding periods of at least one year, our sub-advisors do take risk (to varying degrees) in order to try to generate returns, so losses are certainly possible, particularly over shorter-term periods.

You should not invest in this fund if you can’t handle a negative return over a 12-month or longer period. That said, in a bear market for stocks we believe that the fund’s losses would be materially lower than the stock market’s losses.

As we look forward, the macro environment remains challenging and our expectation is that returns to traditional stock and bond market indexes are likely to be sub-par compared to their long-term historical averages. We would also not be surprised to see ongoing elevated volatility in financial markets. In such an environment, we believe that alternative strategies that offer relatively low risk, relatively low correlation to stock and bond indexes and the potential for alpha generation that can lead to above average risk-adjusted returns are appealing as part of a traditionally diversified portfolio.

We believe our four sub-advisors – DoubleLine, FPA, Loomis Sayles and Water Island Capital — have the skill, experience, investment discipline, opportunistic orientation and risk-management mindset to successfully execute their strategies and achieve their respective risk and return objectives. The fund’s performance so far only strengthens our conviction. Given the quality of our sub-advisors and the flexibility they are afforded by our fund’s structure and via their individual investment mandates, we believe the Litman Gregory Masters Alternative Strategies Fund offers the potential to add value over the long-term and we are excited to be investors alongside you.

Nearer term, the relatively conservative current positioning of all four strategies is consistent with our recent discussions with the managers, who remain concerned about the potential for a resurgence of macro risks and downside market volatility, and, broadly speaking, don’t find valuations to be compelling. As more than one of them has said to us, “We are hoping for the best but prepared for the worst.”

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Diversification does not assure a profit or protect against a loss in a declining market.

56 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

TARGET
INVESTMENT		MANAGER
MANAGER	FIRM	ALLOCATION	STRATEGY
Jeffrey Gundlach	DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	15%-35%	Absolute Return Fixed Income
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	15%-35%	Arbitrage

Fund Summary 57

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Capital January-June 2012 Commentary

Prepared exclusively for Litman-Gregory as of June 30, 2012

During the first half of 2012, much of the focus in both the Agency and non-Agency mortgage-backed securities market was on Washington D.C. and other state and local governments.

Senator Diane Feinstein of California introduced legislation in the U.S. Senate to allow those homeowners with loans in private label securities and bank owned portfolios, where there is a history of current payments and no late payments over the last 12 months, to refinance into a FHA loan with a current loan-to-value (LTV) of anywhere from 95% to 140%. This would reduce their interest rates and at the same time incent good payment performance from borrowers. There is still discussions on the upper limit, but the best estimates are currently somewhere between 120-140% LTV.

There was also an unprecedented 49 state Attorneys General suit settlement that amounted to over $25 billion in fines. It appears that some of the potential concerns about this settlement voiced by investors came to fruition, including the use of investor funds to pay the fines levied against the banks. The banks will only be paying out $5 billion of the $25 billion settlement in cash while doing modifications for the bulk of the $20 billion remainder. To investors – who played no part in the legal conversation or had any responsibility for the robo-signing fiasco that the settlement cures – this credit is akin to paying with actual investor funds.

And just when it seemed the Federal government may stop interfering with the private mortgage market, San Bernardino County in California joined the fray. They have put together a Joint Power Authority to examine ways to help their local economy through some sort of refinancing or home building activity. Due to a large budget gap and 150,000 homes underwater, San Bernardino County is considering a plan for using eminent domain, in part because a company called MRP suggested that the county use eminent domain to remove performing mortgages in private label securities, at a deep discount, collect a fee, and then MRP would refinance these loans. The real surprise is that this program is directed only for private label securities, not Fannie Mae or Freddie Mac securities, or performing bank portfolio loans. The county would potentially receive a 5% fee for each loan. Obviously, the performing loan is worth at least what the current value of the property is worth. Unless there is a significant discount placed on the loan being bought out of the security, this program will not likely work.

Agency Mortgage-Backed Securities

The Barclays Capital U.S. MBS Index returned 1.66% for the first half of 2012. During this time period, 10-year U.S. Treasury rates were relatively volatile rising 33 bps in the first quarter and then falling 56 bps to close out the first half of the year. Given this drop in rates, it is no surprise that the MBS market turned in a positive six months, while also underperforming the other sectors of the Index such as Treasuries and Corporate bonds. Lower coupon mortgages were up as much as 2 points for the first half of the year. These coupons are close to their all-time high dollar price. Higher coupon mortgages were actually down in price for this time period. These higher coupon mortgage prices were hurt by concerns of faster prepayments due to HARP 2.0, which has caused these higher coupons to prepay faster. The most affected coupons have seen their prepayments increase by 10-15 Conditional Prepayment Rate (CPR) over the past few months. The June prepayment speeds actually showed a slowdown in prepayment speeds for some of these coupons, so maybe these mortgages will experience the concept of “burnout”.

Even though the Mortgage Bankers Association (MBA) Refinance Index decreased at the end of June, it is much higher than it has been over the past couple of years. This should come as no surprise as 10-year U.S. Treasury rates have fallen by almost 200 bps over the past two years. Aggregate prepayment speeds have increased by about 5 CPR over this period. This is a very small increase for a 200 bps drop in rates and reflects our current economic times. The biggest reason for these increases over the past few months is HARP 2.0. Although speeds have picked up the past few months, they are nowhere near where they were in the past during “refinancing windows”. The fact remains that while most borrowers have economic incentive to refinance, many of these borrowers would have to come up with cash in order to refinance.

This is due to tightening of underwriting standards in conjunction with real estate valuations being down by more than 30% over the past 4 years. This situation will not change unless nationwide incomes or real estate valuations rise. We do not believe either of these events will occur to a meaningful extent any time in the near future. We do not expect this situation to change overnight and future changes in prepayments are just as likely to come from further government intervention as it is from borrowers being able to take advantage of lower rates on their own.

Agency mortgage-backed securities in the Litman Gregory Alternative Strategies Fund performed well over the first six months of the year. The longer duration Agency CMOs rose in price on the back of the fall in interest rates. The Fund’s holdings in interest-only securities continued to generate high cash flows as prepayments continued to be below historical levels. The strategy remains unchanged, focusing on opportunistic investing into longer duration securities when appropriate.

58 Litman Gregory Funds Trust

Non-Agency Mortgage-Backed Securities

The big stories in the non-Agency mortgage market during the first half of the year revolved around the sale of assets from the Maiden Lane 3 portfolio. Throughout the first quarter, the sale from this portfolio was over $18 billion of non-Agency MBS. These auctions were tremendous successes. These sales continued through the second quarter with over $14 billion trading in June alone. Maiden Lane’s distribution was primarily Collateralized Debt Obligations (CDO) liquidations, which came in both the sale of underlying assets and in a restructuring of the original deals. Bidders lined up for the deluge and by the end of June, most if not all of the supply had been placed.

Over the six month time period, the non-Agency mortgage market indices improved dramatically as the ABX 2006-2 AAA Index went from 43.47 to 50.80 while the ABX 2007-1 AAA Index moved up from 37.48 to 40.04.

ABX Index Closing Prices
	6/29/2012	5/31/2012	MoM	3/31/2012	QoQ
ABX 06-2 AAA	50.80	46.94	3.86	49.54	1.26
ABX 07-1 AAA	40.04	36.64	3.40	38.84	1.20

Similar movements occurred in the PrimeX Index where the FRM1 Index rose from 102.79 to 106.45 as the FRM2 rose from 90.62 to 97.84.

PrimeX Closing Prices
	6/29/2012	5/31/2012	MoM	3/31/2012	QoQ
PrimeX FRM 1	106.45	105.23	1.22	106.13	0.32
PrimeX FRM 2	97.84	95.78	2.06	97.38	0.46

The non-Agency mortgage-backed securities in the Litman Gregory Alternative Strategies Fund performed well over the first half of the year. All sectors were up in price benefitting from the rising demand for the entire market. The lower credit quality collateral was up the most in price with the Prime sector the lowest performer. All sectors continue to benefit from the high cashflow given the lower dollar prices.

First Pacific Advisors, LLC

Overview

We continue to maintain our conservative posture given our cautious outlook on what lies ahead.

The top individual contributors and detractors from our year-to-date performance are as follows:

2012 Winners & Losers

Winners	Losers
2012YTD*	2012YTD*
Covidien plc	Canadian Natural Resources
Microsoft	Tesco plc
Wal-Mart Stores	Renault SA
* As of June 30, 2012

The gains from our top winners offset the losses of our top losers. The three companies in the winner circle have been contributing to performance for some time. The losers are a bit different. Canadian Natural Resources (CNQ) continues to perform poorly. While in Q1, it was operating issues that plagued CNQ, it was more general weakness in energy stocks that placed CNQ in the top three losers for two quarters running. However, we believe that CNQ will prove a profitable investment over time. Tesco is still in the midst of improving its UK operations. It is currently trading at 9X earnings with a 5% dividend and we are confident the valuation remains cheap. Renault continues to suffer from the macro environment in its core European market but is having some success in non-European markets, such as Brazil and Russia. Given that Renault owns significant stakes in publicly traded companies, including Nissan and Volvo, we can hedge out (i.e., short) Renault’s ownership interest in these entities and effectively be paid to own Renault’s core auto manufacturing operations since the pre-tax value of Renault’s public stakes is worth approximately 130% of its own share price. Though Renault faces a tough operating environment in Europe, we believe its auto business is worth something.

We confess to a lack of conviction over the short term, but that’s nothing new. We have a lot of fear about the economy longer-term and, as a result, continue to maintain liquidity and the expectation that we will be able to commit that capital in the future. As of quarter-end, your portfolio has 57.9% exposure to risk assets, with the following composition:

Risk Asset	Exposure
Common stock, long	54.4%
Common stock, short	2.1%
Corporate debt, long	2.8%
Mortgages (whole loans)	2.8%

Fund Summary 59

We argue (or is it “beg”) for more value before committing additional capital. We carry with us our fears of inflation and wonder where we will be in three years and continue to preach caution. We do not find stocks particularly cheap, nor for that matter do we see them as unusually expensive, so we sit in purgatory – waiting.

Investments

CareFusion Corp.

We recently made an investment in CareFusion Corp. (CFN), a leading medical technology company serving hospitals in the U.S. and abroad. In the U.S. it has dominant market positions in a majority of its businesses. CFN’s products and services are particularly attractive because they help lower hospitals’ operating costs. With new, highly motivated and experienced management at the helm, we believe CFN has the ability to garner better R&D productivity and grow international sales at a faster rate. This should translate into better long-term EPS growth. Management’s actions to date should result in the company’s margin improving to a level that is more commensurate with its strong share position and in line with similarly positioned medical device companies. Trading at ~10x cash earnings coupled with minimal net debt leverage, we find CFN to be an attractive investment.

InterDigital, Inc.

InterDigital, Inc. (IDCC) develops technology/applications for the digital wireless telecommunications industry, collecting royalties for patents that are integral to the today’s 2G, 3G, and 4G platforms. They invest significant sums in R&D, file patents, and then demand licensing revenues. Thanks to IDCC, you’re able to use your iPhone to call your friend’s Blackberry while he’s travelling in China. The company has thousands of patents in its portfolio, and it’s constantly adding to it. Only a small percentage of its patents are deemed “essential,” i.e., critical enough to the wireless digital highway to command a toll for their use. At first, we were stymied in our attempted to analyze IDCC’s future cash flow, and that kept us from owning the equity. But we believe there is more than enough value in those patents to justify an investment in their convertible debt. With less than four years remaining and a 3.4% yield-to-maturity (ytm) at our cost, we believe owning the bonds give us a chance at much higher returns if IDCC’s patent portfolio has greater success in the future or, better yet, others recognize that value and acquire the company. In our high case, these bonds could double. In our low case, these bonds should deliver a 3.4% ytm. With that kind of upside/downside, your portfolio’s cash yielding practically nothing, and IDCC’s cash that stands at 3x its debt, we like the risk/reward of this investment.

High Yield / Distressed

We have been building an investment in a senior note issued by a domestic energy company that is currently under financial duress. The investment is a classic yield-to-workout story, where there is uncertainty surrounding the issuer’s liquidity, but given the asset coverage of our claims, there appears to be low risk and reasonable upside in a restructuring. A reorganization would be welcome, as the company would improve its asset value, since cash flow that is currently being used to fund interest payments could then be invested to develop the asset base. The fund will either earn a yield-to-improved-credit upon the company solving some of its current liquidity challenges, or hold the position through a restructuring. In both cases, we believe the risk-reward and the presence of a contractual timetable make this an attractive investment.

Closing

As you would suspect given our fears, we remain conservatively postured, with less than 60% in risk assets, and the balance in cash. If one had a strong view of inflation he would construct his portfolio quite differently than the person who expects deflation. We have positioned our portfolio to be relatively robust in either scenario In a world of deflation, not much besides our cash will do well. In a world of inflation, which is where we believe the Central Bankers and their respective administrations are leading us in the long term, we believe our stocks should at least perform nominally well. We continue to let price be our guide. If a business or asset is good and cheap – absolutely, not relatively – we’ll buy it.

People don’t change because they see the light. They change because they feel the heat. We expect some more heat, and then some change. Meanwhile, we prefer to prepare for the worst and hope for the best.

During the second quarter, we added two individuals to the team. Brandon Stranzl joins us after a number of years managing his own fund, and working at ESL and Third Avenue. Since Brian Selmo and Brandon have been good friends since their days at Third Avenue, we understood the high quality of his work and knew he would be a good fit philosophically. Greg Crouch recently joined us after spending 16 years in Europe as a journalist. Greg’s success has been recognized internationally and includes a Pulitzer Prize nomination. The skills of an investigative journalist are integral to our investment process, and Greg takes our capabilities to a whole new level. The majority of our team was known to us prior to joining FPA. Greg is no exception, since he lived a few doors down from Steven in our freshman dorm at Northwestern. Both Brandon and Greg have already been impactful, particularly in the aforementioned distressed energy note.

Loomis Sayles & Company, LP

Portfolio Review

•	During the period, investors focused on negative news out of Europe, including Greece’s bailout issues and the need to support Spain’s banking sector.

•	Domestic economic data were mixed, as earnings were generally strong, but job numbers were disappointing. Volatility remained high and liquidity remained an issue. Ultimately, Treasury yields fell to record lows during the quarter.

•	Negative economic data in China placed additional downward pressure on global growth expectations.

•	In this environment, the Fund’s non-US-dollar positions, investment grade corporate credits and emerging market positions proved beneficial to overall performance. We neutralized risk using various derivatives, which insulated the Fund from the effects of investor risk aversion.

60 Litman Gregory Funds Trust

•	We used US Treasury futures to manage interest rate risk, credit default swaps (CDS) and indices to manage credit risk, and forward foreign currency contracts to gain exposure to foreign currencies.

Winners

•	Investment grade corporate bonds contributed towards absolute return, despite liquidity tightening and persistent volatility during the second quarter. Positioning remains focused on industrial holdings with the greatest contributions coming from consumer non-cyclical, finance companies, energy and basic industry sectors.

•	Our non-US-dollar investments made significant contributions towards performance, specifically short positions in the Indian rupee and the euro.

•	The use of futures to manage the Fund’s yield curve position aided performance during the quarter. In particular, the Fund’s negative exposure to 10- and 30-year US Treasurys aided performance during the month of June as Treasury yields shifted higher.

•	Emerging markets declined significantly during the quarter as the European recession broadened. The Fund’s CDS on emerging market indices (emerging market CDX) helped protect against this decline and made a positive contribution to absolute return. Furthermore, our sovereign CDS positions, specifically in Spain and Turkey, also aided performance as budget shortfalls, debt levels, default and austerity measures caused concerns among investors.

•	Allocations to high yield corporate bonds aided positive performance during the second quarter. Despite modest spread widening, exposure to high yield issues aided performance as consumer cyclical, banking and finance company holdings outperformed.

Laggards

•	The Fund’s convertible bonds detracted from returns during the quarter. Select holdings from the automotive, technology and basic industry sectors underperformed while pharmaceutical and banking names outperformed. We employed short equity futures to hedge against losses generated by convertible positions.

•	Despite rebounding in June, equity holdings could not make up the losses sustained in April and May, finishing the quarter as a slight detractor from performance. The Fund also held equity futures to hedge positions in convertible bonds and dividend-paying equities, which contributed to positive returns during risk-off months. Persistent volatility plagued the equity markets during the quarter as headlines out of Europe tended to drive investors out of risk assets into the relative safety of US Treasurys.

Outlook

•	The developed world is struggling with strong deflationary headwinds caused by significant slack in the economy and deleveraging in the private sector. Governments’ policy tools are somewhat limited by burdensome debt levels and large fiscal deficits.

•	Riskier assets generally have performed well when central banks announce and implement strong monetary policies. Risk aversion reemerges as the monetary boost wanes and the underlying deflationary conditions persist. This cycle is likely to continue until economic activity improves.

•	In this environment, we believe the global economy will grow slowly with support from monetary authorities and lower commodity prices. Nevertheless, market volatility will persist.

•	We plan to position the Fund defensively unless we see strong, sustained monetary policy actions to re-flate the economy. Recently, we have tended to increase portfolio risk on global central bank balance sheet expansion and reduce risk when the effect of policy action fades.

•	We plan to closely monitor credit risk and continue to focus on corporate credits in the BBB to B ratings categories.

•	Derivatives will remain a key part of our strategy to insulate the Fund from extreme movement in global markets.

Water Island Capital, LLP

Environment

During the first quarter of 2012, market participants enjoyed a brief three-month respite from the volatility and uncertainty investors have become accustomed to in the post-2008 era, as many long-only investors swooped in to buy a wide swath of securities in response to favorable developments in the ongoing European sovereign debt crisis. In our opinion, this reaction was nothing more than a “relief rally” reflecting the belief that the worst-case scenario in Europe was at least temporarily taken off the table. As we suspected could be the case, within weeks, the dominant themes of volatility and uncertainty quickly resumed as these same long-only investors generally sold a broad swath of securities and commodities when negative news headlines emerged in the second quarter. In short, the first six months of the fiscal year have provided a textbook illustration of what we would describe as “risk on, risk off” investing.

Regarding mergers and acquisitions (M&A) activity, from which a majority of our investment ideas are sourced, through the first six months of 2012, the total dollar value of global M&A volume was $530.6 billion for 733 deals – a decrease from $655.4 billion and 805 deals for the same period a year ago, according to Dealogic. Healthcare companies accounted for the largest number of transactions, followed by energy, finance, and information technology. Deals in the Americas accounted for 40% of the volume, with Europe, the Middle East, and Africa (EMEA) at 38% and Asia Pacific at 22%.

Fund Summary 61

Small- and mid-sized transactions have dominated recent merger activity, and many companies are venturing beyond their own borders to expand. Economic uncertainty reduced many buyers’ willingness to commit to large, game-changing transactions, and dampened valuations reduced many companies’ willingness to sell. A global increase in regulatory scrutiny also increased the perceived risks of major transactions. Nonetheless, corporate fundamentals appear strong and cash flow remains high with margins at pre-crisis levels. Balance sheets are stronger than in recent years, often significantly so, and supply chains are much leaner. In the U.S., corporations held $1.74 trillion of cash on their balance sheets at year-end 2011, according to a recent quarterly Federal Reserve flow of funds report.

Metrics

The issues discussed above placed pressure on the returns of some arbitrageurs and event-driven managers who found themselves with either too much leverage or risk in their portfolios at various times. Specifically to us, our recent returns have been muted due to our skeptical viewpoint, regulatory delays impacting certain deals held in the portfolio, and our conservative philosophy. Returns have also been hampered by a few idiosyncratic (vs. systemic) deal-specific issues, which we discuss below. For the six months ending June 30, 2012, Water Island Capital’s Arbitrage and Event-Driven strategies allocations returned positive 0.05% net of fees, while over the same time period, the HFRI Merger Arbitrage Index returned 1.10% while the HFRI Event-Driven Index returned 2.40%.

Over the first six months of the 2012, our U.S. exposure ranged from 65-80%, while the balance was located in Canada, Asia, Australia, Hong Kong, Japan, and – to a lesser extent – select countries in Europe. In terms of market capitalizations, small-cap companies under $2 billion typically comprised about 50% of the portfolio, with about 30% invested in mid-cap companies between $2-5 billion and the remaining 20% to large-cap companies over $5 billion. We allocated, on average, 10-15% of the portfolio to credit opportunities and 85-90% to equity situations. We do utilize leverage in our sleeve of the Fund, and will continue to do so in the future, though we will focus on keeping such exposure to modest levels.

Equity Situations

One of our most profitable deals was our investment in Google’s purchase of Motorola Mobility Holdings, Inc. (MMI). Motorola Mobility Holdings manufactures smartphones and computer tablets, and owns approximately 17,000 issued patents and 6,800 applications, including standard essential patents (SEPs). In general, SEPs are important for implementing certain telecommunication standards such as 3G or 4G/LTE, and WiFi and WiMax in smartphones. The deal closed in late May with Google acquiring MMI for $40.00 per share in an all-cash $12.5 billion transaction. Google purchased the company for its mobile handset business, and, more importantly, for a suite of patents to help bolster protection for its Android mobile phone operating system in the extremely litigious global mobile device market; however, regulatory hurdles delayed the deal’s closure for four months. The U.S. Department of Justice and the European Commission cleared Google’s acquisition without any conditions in February. However, the Ministry of Commerce of the People’s Republic of China (MOFCOM) did not approve the acquisition until May. The long regulatory delay added to the deal’s volatility, as many arbitrageurs feared that the deal would be scuttled and, in turn, caused it to be a detractor in the first quarter. However, our confidence that the strategic rationale for the purchase was not anti-competitive was validated, and the deal’s successful closure led to a significant return.

In contrast, an unprofitable deal for the Fund was the ill-fated acquisition by The Gores Group (Gores) of auto parts retailer The Pep Boys–Manny, Moe & Jack (Pep Boys), which was announced in late January and originally scheduled to close in the first few months of calendar year 2012. Total enterprise value of the transaction would have been approximately $1.0 billion, or $15.00 per share in an all-cash deal. Following completion of the transaction, Pep Boys would have become a privately held company. However, in May, Gores reversed its course of action bound by the merger agreement and decided not to purchase Pep Boys after it reported a weak quarterly earnings report due to a mild winter that drastically reduced sales of auto parts. Since that announcement, however, we have been opportunistically selling our position in Pep Boys into strength. Events that have allowed us to gradually reduce our Pep Boys’ holdings on positive news have included analysts’ upgrades and optimistic management commentary.

Credit Situations

A key area of focus for the credit team is analyzing the bonds of target companies involved in merger and acquisition transactions. We look for investments in this area because bonds typically offer compelling risk/reward profiles when compared to investing in the target company’s equity. This is due to bonds offering the potential for significantly less downside in the event of a deal break while offering yields that may be commensurate with returns found in the target company’s equity securities. In addition, not all companies involved in merger transactions have publicly listed equity, but they may have outstanding bonds in which the fund can invest. This assists the manager with broadening the universe of investible situations. In the first half of 2012, Water Island Capital successfully invested in the bonds of WCA Waste Corp (acquired by Macquarie Group Ltd), RSC Holdings (acquired by United Rentals), and Solutia Inc. (acquired by Eastman Chemical).

62 Litman Gregory Funds Trust

Outlook

As we look forward, low interest rates continue to pressure M&A spreads, but we believe that the long-term specter of rising short-term rates may eventually become a tailwind for merger arbitrage. Additionally, record levels of corporate cash and historically low interest rates could prove to boost the level of M&A activity in the remainder of 2012, according to a recent survey of executives conducted by KPMG LLP, the audit, tax, and advisory firm, and Knowledge@Wharton, the research and analysis arm of the Wharton School of the University of Pennsylvania.1 Of 825 executives surveyed, almost seven of ten respondents expected their companies to make at least one acquisition in 2012, compared with 57% in 2011. About 30% of the executives surveyed said the need to expand geographic reach was the primary M&A motivator for corporations, while the need for entering new lines of business and expanding their customer bases were the next two most popular rationales, cited by 18% and 17% of respondents, respectively. Financial services, telecommunications technology, healthcare, pharmaceuticals, and energy were the top industries for M&A activity mentioned by the executives who responded to the survey.2

Finally, we would like to take this opportunity to thank Litman Gregory for including Water Island Capital’s low volatility, non- correlated Arbitrage and Event-Driven strategies in the Masters Fund family. Like our colleagues at Litman Gregory, we too have a significant portion of our own capital invested in our own strategies and products, and we have recently added the Litman Gregory Masters Alternative Strategies Fund to our firm’s 401(k) menu so the members of our organization may invest directly alongside Litman Gregory Masters shareholders.

[1]	Knowledge@Wharton/KPMG LLP Survey: Executives Show Guarded Optimism about M&A in the Year Ahead, February 2012. http://www.kpmg. com/US/en/IssuesAndInsights/ArticlesPublications/Documents/executives-optimistic-about-ma-in-the-year-ahead.pdf

[2]	Ibid.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 33.5%

Consumer Discretionary: 3.7%
48,205	Astral Media, Inc.	$2,310,321
5,960	Benihana, Inc.	96,016
117,943	Billabong International Ltd.	129,800
105,092	Collective Brands, Inc. *	2,251,071
87,876	Echo Entertainment Group Ltd.	385,042
232,410	Golfsmith International Holdings, Inc. *	1,408,405
12,000	Interpublic Group of Companies, Inc. (The)	130,200
8,911	JAKKS Pacific, Inc.	142,665
36,292	Knology, Inc. *	713,864
12,400	Lowe’s Companies, Inc.	352,656
40,260	Pep Boys - Manny, Moe & Jack (The)	398,574
26,586	PF Chang’s China Bistro, Inc.	1,368,381
15,160	Renault S.A.	603,795
76,500	WPP Plc	927,555
		11,218,345
Consumer Staples: 2.5%
3,000	Altria Group, Inc.	103,650
3,100	Anheuser-Busch InBev N.V. - ADR	246,915
14,700	Avon Products, Inc.	238,287
20,500	CVS Caremark Corp.	957,965
316,150	Goodman Fielder Ltd.	178,012
3,800	Henkel AG & Co. KGaA	210,750
789	Philip Morris International, Inc.	68,848
240,800	Tesco Plc	1,171,081
8,100	Unilever N.V. - ADR	270,738
145,733	Viterra, Inc.	2,309,590
17,000	Walgreen Co.	502,860
21,500	Wal-Mart Stores, Inc.	1,498,980
		7,757,676
Energy: 3.5%
6,500	Apache Corp.	571,285
42,700	Canadian Natural Resources Ltd.	1,146,495
55,925	CE Franklin Ltd. *	697,519
1,642	Chevron Corp.	173,231
123,511	Cove Energy Plc *	518,237
48,695	CREDO Petroleum Corp. *	704,617
100	Energy Transfer Equity L.P.	4,102
16,600	Ensco Plc - ADR	779,702
2,511	Exxon Mobil Corp.	214,866
83,676	Gloucester Coal Ltd.	322,522
143,272	Ithaca Energy, Inc.*	223,544
10,400	Kinder Morgan, Inc.	335,088
14,600	Occidental Petroleum Corp.	1,252,242
38,801	Progress Energy Resources Corp.	764,178
9,800	Rowan Companies, Inc.*	316,834
3,167	Royal Dutch Shell Plc - ADR	213,551
12,609	Sunoco, Inc.	598,928
59,093	Superior Energy Services, Inc. *	1,195,451
4,834	Total S .A. - ADR	217,288
29,210	White haven Coal Ltd.	124,100
29,640	WPX Energy, Inc. *	479,575
		10,853,355
Financials: 4.3%
3,434	Alleghany Corp. *	1,166,701
29,300	American International Group, Inc. *	940,237
53,100	AON Plc	2,484,018
29,300	Bank of America Corp.	239,674
36,000	Bank of New York Mellon Corp.	790,200
38,073	Beacon Federal Bancorp, Inc.	754,987
20,200	CIT Group, Inc. *	719,928
13,600	Citigroup, Inc.	372,776
54,687	Encore Bancshares, Inc. *	1,128,193
12,000	Groupe Bruxelles Lambert S.A.	813,285
3,550	JPMorgan Chase & Co.	126,842
397	Osaka Securities Exchange Co. Ltd.	2,238,161
15,445	Pacific Capital Bancorp N.A. *	706,300
21,700	Schroders Plc	365,904
98,576	Thakral Holdings Group	76,697
6,700	Travelers Companies, Inc. (The)	427,728
		13,351,631
Health Care: 4.8%
9,377	Allos Therapeutics, Inc. *	16,785
2,123	Bristol Myers Squibb Co.	76,322
28,600	CareFusion Corp. *	734,448
17,449	Catalyst Health Solutions, Inc. *	1,630,434
27,100	Covidien Plc	1,449,850
168,881	eResearch Technology, Inc. *	1,349,359
1,207	Express Scripts Holding Co. *	67,387
18,267	Gen-Probe, Inc. *	1,501,547
1,409	GlaxoSmithKline Plc - ADR	64,208
4,100	Health Net, Inc. *	99,507
7,504	Illumina, Inc. *	303,087
14,700	Johnson & Johnson	993,132
26,485	Medtox Scientific, Inc. *	714,036
46,200	Omnicare, Inc.	1,442,826
70,678	Oridion Systems Ltd. *	1,626,708
6,350	Rhoen Klinikum AG	145,811
25,600	Thermo Fisher Scientific, Inc.	1,328,896
17,800	WellPoint, Inc.	1,135,462
		14,679,805
Industrials: 3.1%
7,300	AGCO Corp. *	333,829
67,361	Alesco Corp. Ltd.	134,129
34,900	Clarkson Plc	708,914
22,567	Cooper Industries Plc	1,538,618
17,734	Goodrich Corp.	2,250,445
148,100	Orkla ASA	1,070,671
23,800	Thales S.A.	784,498
219,221	TNT Express N.V.	2,565,754
		9,386,858

64 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS (CONTINUED)

Information Technology: 5.9%
22,300	Analog Devices, Inc.	$840,041
50,347	Ariba, Inc. *	2,253,532
18,300	Arris Group, Inc. *	254,553
86,100	Cisco Systems, Inc.	1,478,337
208,333	Comverse Technology, Inc. *	1,212,498
579,363	Customers Ltd.	753,266
149,955	EasyLink Services International Corp. *	1,085,674
37,190	Elster Group SE - ADR *	754,957
2,101	Google, Inc. - Class A *	1,218,727
21,700	Hewlett-Packard Co.	436,387
3,289	Lam Research Corp. *	124,127
16,858	LeCroy Corp. *	240,395
112,416	Logica Plc	186,910
66,400	Microsoft Corp.	2,031,176
74,824	Miranda Technologies, Inc. *	1,243,824
35,900	Oracle Corp.	1,066,230
73,916	PLX Technology, Inc. *	469,367
8,744	Quest Software, Inc. *	243,520
19,147	Standard Microsystems Corp. *	706,333
24,900	Western Digital Corp. *	758,952
90,500	Xerox Corp.	712,235
		18,071,041
Materials: 2.4%
1,617	Barrick Gold Corp.	60,751
5,147	Dow Chemical Co. (The)	162,130
213,388	Extorre Gold Mines Ltd. *	881,569
1,918,102	Flinders Mines Ltd. *	255,275
1,216	Goldcorp, Inc.	45,697
2,126	International Paper Co.	61,463
958	Newmont Mining Corp.	46,473
45,307	Owens-Illinois, Inc. *	868,535
4,900	Pan American Silver Corp.	82,761
84,638	Solutia, Inc.	2,374,096
781,326	Sumitomo Metal Industries Ltd.	1,272,518
2,319,203	Sundance Resources Ltd. *	783,514
35,344	Wausau Paper Corp.	343,897
223	Yancoal Australia Ltd. *	287
		7,238,966
Telecommunication Services: 1.8%
20,010	AboveNet, Inc. *	1,680,840
7,876	AT&T, Inc.	280,858
6,900	Deutsche Telekom AG - ADR	75,431
117,627	HUGHES Telematics, Inc. *	1,405,643
43,915	SureWest Communications	925,289
14,969	Telefonica S.A. - ADR	196,094
3,973	TELUS Corp.	232,247
4,310	Verizon Communications, Inc.	191,536
18,592	Vodafone Group Plc - ADR	523,923
		5,511,861
Utilities: 1.5%
568,507	Challenger Infrastructure Fund	762,432
360,597	China Gas Holdings Ltd.	179,433
61,993	Progress Energy, Inc.	3,730,119
		4,671,984

TOTAL COMMON STOCKS
(cost $102,155,377)		102,741,522

PREFERRED STOCKS: 0.9%

Consumer Discretionary: 0.1%
	General Motors Co.
9,395	4.750%	311,914

Energy: 0.1%
	Apache Corp.
5,380	6.000%	270,291

Financials: 0.7%
	Ally Financial, Inc. (a)
240	7.000%	213,833
	BBC Capital Trust II
26,843	8.500%	881,524
	Lucent Technologies Capital Trust I
400	8.500%	270,000
	Strategic Hotels & Resorts, Inc.
9,685	8.250%	230,600
3,102	8.500%	75,844
	Wells Fargo & Co.
320	7.500%	360,000
		2,031,801
TOTAL PREFERRED STOCKS
(cost $2,723,165)		2,614,006

Principal
Amount
ASSET BACKED SECURITIES: 3.0%
	CSAB Mortgage Backed Trust
$1,857,684	Series 2006-2-A6B,
	5.700%, 09/25/2036	511,433
	Diamond Resorts Owner Trust
73,880	Series 2009-1-A,
	9.310%, 03/20/2026 (a)	78,273
	GSAA Home Equity Trust
1,062,466	Series 2006-10-AF5,
	6.448%, 06/25/2036	571,259
61,791	Series 2006-20-1A1,
	0.315%, 12/25/2046	22,975
	JP Morgan Mortgage
	Acquisition Corp.
1,000,000	Series 2007-CH1-AF5,
	5.637%, 11/25/2036	755,013
	Long Beach Mortgage Loan Trust
500,000	Series 2005-WL2-M1,
	0.715%, 08/25/2035	463,076
	Residential Asset Mortgage
	Products, Inc.
686,529	Series 2006-RS5-A3,
	0.415%, 09/25/2036	521,235
163,692	Series 2006-RZ4-A2,
	0.425%, 10/25/2036	132,050
	Residential Asset Securities Corp.
1,075,232	Series 2006-EMX2-A2,
	0.445%, 02/25/2036	910,047
2,885,343	Series 2006-EMX6-A3,
	0.395%, 07/25/2036	1,901,852
1,500,000	Series 2007-KS4-A2,
	0.425%, 05/25/2037	1,261,512

Schedule of Investments 65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount		Value
ASSET BACKED SECURITIES (CONTINUED)
	Sierra Receivables Funding Co. LLC
$151,910	Series 2012-1A-A,
	2.840%, 11/20/2028 (a)	$152,955
	Stanwich Mortgage Loan Trust
608,759	Series 2011-5-A,
	7.423%, 09/15/2037 (a) #	266,088
3,014,682	Series 2012-2-A,
	0.024%, 03/15/2047 (a) #	1,160,770
1,027,426	Series 2012-5-A,
	0.570%, 03/15/2051 (a) #	598,236

TOTAL ASSET BACKED SECURITIES
(cost $8,920,042)		9,306,774

BANK LOANS: 1.7%
	AES Corp.
22,571	4.250%, 06/01/2018 (2)	22,546
200,000	Affinion Group, Inc. (1)	181,899
	AmWINS Group, Inc.
60,000	9.250%, 12/06/2019 (2)	58,875
	Applied Systems, Inc.
74,812	5.500%, 12/08/2016 (2)	74,158
	Arch Coal, Inc.
345,000	5.750%, 05/17/2018 (2)	338,386
	Ascena Retail Group, Inc.
105,000	4.750%, 06/22/2018 (2)	104,869
	Ascend Performance Materials LLC
119,700	6.750%, 04/10/2018 (2)	116,208
	Bausch & Lomb, Inc.
115,000	5.250%, 05/17/2019 (2)	114,253
	Blackboard, Inc.
179,424	7.500%, 10/04/2018 (2)	173,593
	Cequel Communications LLC
119,700	4.000%, 02/14/2019 (2)	117,097
	Chesapeake Energy Corp.
34,000	8.500%, 12/02/2017 (2)	33,699
	CPG International, Inc.
99,244	6.000%, 02/18/2017 (2)	95,026
	DS Waters of America, Inc.
34,912	10.500%, 08/29/2017 (2)	35,000
	Eagle Parent, Inc.
144,271	5.000%, 05/16/2018 (2)	142,143
	Edwards Cayman Islands II Ltd.
86,850	5.500%, 05/31/2016 (2)	86,198
	Energy Transfer Equity L.P.
175,000	3.750%, 03/23/2017 (2)	171,532
	Fairmount Minerals Ltd.
90,000	5.250%, 03/15/2017 (2)	89,405
	Generac Power Systems, Inc.
149,000	6.250%, 05/30/2018 (2)	148,255
	Grifols, Inc.
114,256	4.500%, 06/01/2017 (2)	113,012
	Harbor Freight Tools USA, Inc.
165,000	5.500%, 11/14/2017 (2)	164,175
	Kindred Healthcare, Inc.
44,887	5.250%, 06/01/2018 (2)	42,530
	Kronos, Inc.
29,850	6.250%, 12/28/2017 (2)	29,819
	Kronos Worldwide, Inc.
175,000	5.750%, 06/11/2018 (2)	174,563
110,000	Level 3 Financing, Inc. (1)	109,897
	MetroPCS Wireless, Inc.
94,521	4.000%, 03/16/2018 (2)	92,202
	MultiPlan, Inc.
42,303	4.750%, 08/26/2017 (2)	41,682
	NBTY, Inc.
95,000	4.250%, 10/01/2017 (2)	94,783
	NGPL PipeCo LLC
180,000	6.750%, 09/15/2017 (2)	176,251
	NXP B.V.
49,875	5.250%, 03/19/2019 (2)	49,563
	ON Assignment, Inc.
104,738	5.000%, 05/15/2019 (2)	103,690
39,000	P.F. Chang’s China Bistro, Inc. (1)	39,025
	PL Propylene LLC
179,550	7.000%, 03/27/2017 (2)	180,897
	Quinteles Transnational Corp.
94,473	5.000%, 06/08/2018 (2)	93,291
	Sheridan Holdings, Inc.
60,000	5.989%, 06/15/2015 (2)	59,850
	SS&C Technologies, Inc.
280,938	5.000%, 06/07/2019 (2)	279,650
29,062	5.000%, 06/07/2019 (2)	28,929
	Taminco Global Chemical Corp.
179,550	5.250%, 02/15/2019 (2)	178,652
	TASC, Inc.
149,622	4.500%, 12/18/2015 (2)	146,380
	TricorBraun, Inc.
80,000	5.500%, 05/03/2018 (2)	79,500
	TriZetto Group, Inc.
89,548	4.750%, 05/02/2018 (2)	87,354
	Univar, Inc.
44,773	5.000%, 06/30/2017 (2)	43,882
	Valeant Pharmaceuticals
	International, Inc.
155,000	4.750%, 02/13/2019 (2)	152,773
	Visant Holding Corp.
214,900	5.250%, 12/22/2016 (2)	207,915
	William Lyon Homes, Inc.
167,900	10.250%, 01/31/2015 (2)	167,900
	Wolverine Healthcare
125,000	6.750%, 06/06/2019 (2)	124,688
150,000	Zayo Bandwidth LLC (1)	150,348

TOTAL BANK LOANS
(cost $5,299,603)		5,316,343

66 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount^		Value
CONVERTIBLE BONDS: 1.2%

Consumer Discretionary: 0.1%
	Ford Motor Co.
$215,000	4.250%, 11/15/2016	$299,925

Energy: 0.3%
	Chesapeake Energy Corp.
45,000	2.750%, 11/15/2035	41,344
216,000	2.500%, 05/15/2037	186,029
	Peabody Energy Corp.
330,000	4.750%, 12/15/2066	269,363
	PetroBakken Energy Ltd.
500,000	3.125%, 02/08/2016	495,000
		991,736
Health Care: 0.1%
	Omnicare, Inc.
75,000	3.750%, 12/15/2025	98,906
	Vertex Pharmaceuticals, Inc.
115,000	3.350%, 10/01/2015	150,794
		249,700
Information Technology: 0.7%
75,000	Ciena Corp.
	3.750%, 10/15/2018 (a)	83,812
	EMC Corp.
75,000	1.750%, 12/01/2013	122,437
	Intel Corp.
35,000	3.250%, 08/01/2039	47,294
	InterDigital, Inc.
1,319,000	2.500%, 03/15/2016	1,287,674
	Micron Technology, Inc.
50,000	1.875%, 08/01/2031 (a)	44,938
85,000	2.375%, 05/01/2032 (a)	78,731
	Nortel Networks Corp.
372,000	2.125%, 04/15/2014	370,140
	SanDisk Corp.
120,000	1.500%, 08/15/2017	124,050
		2,159,076

TOTAL CONVERTIBLE BONDS
(cost $3,664,236)		3,700,437

CORPORATE BONDS: 14.4%

Consumer Discretionary: 1.4%
	Cenveo Corp.
1,203,000	7.875%, 12/01/2013	1,206,007
	Clear Channel Worldwide
	Holdings, Inc.
255,000	7.625%, 03/15/2020 (a)	250,537
25,000	7.625%, 03/15/2020 (a)	24,062
	Lear Corp.
300,000	8.125%, 03/15/2020	337,500
	Mandalay Resort Group
180,000	7.625%, 07/15/2013	185,400
	MGM Resorts International
105,000	6.625%, 07/15/2015	108,675
30,000	7.500%, 06/01/2016	31,200
65,000	7.625%, 01/15/2017	67,437
35,000	8.625%, 02/01/2019 (a)	37,625
	Peninsula Gaming LLC
525,000	10.750%, 08/15/2017	601,125
	PVH Corp.
180,000	7.375%, 05/15/2020	200,250
	Reader’s Digest
	Association, Inc. (The)
605,000	9.500%, 02/15/2017	474,925
	UR Merger Sub Corp.
250,000	5.750%, 07/15/2018 (a)	260,625
	Visant Corp.
240,000	10.000%, 10/01/2017	239,400
	Wyndham Worldwide Corp.
300,000	5.625%, 03/01/2021	327,212
		4,351,980
Consumer Staples: 0.6%
	BRF - Brasil Foods S.A.
700,000	5.875%, 06/06/2022 (a)	722,750
	Coca-Cola Co. (The)
550,000	0.418%, 03/14/2014	551,130
	Procter & Gamble Co. (The)
450,000	0.386%, 02/06/2014	450,573
	Reynolds Group Issuer, Inc.
200,000	9.875%, 08/15/2019 (a)	207,750
		1,932,203
Energy: 2.8%
	ATP Oil & Gas Corp.
482,000	11.875%, 05/01/2015	226,540
	Calumet Specialty Products
	Partners L.P.
305,000	9.625%, 08/01/2020 (a)	311,100
	Connacher Oil and Gas Ltd.
345,000	8.500%, 08/01/2019 (a)	294,975
	CPM Holdings, Inc.
700,000	10.625%, 09/01/2014	745,500
	Energy Future Intermediate
	Holding Co. LLC
655,000	11.750%, 03/01/2022 (a)	673,013
	Energy Transfer Partners L.P.
600,000	6.500%, 02/01/2042	645,160
	Global Geophysical Services, Inc.
380,000	10.500%, 05/01/2017	363,850
	Halcon Resources Corp.
300,000	9.750%, 07/15/2020 (a)	295,938
	Nabors Industries, Inc.
225,000	9.250%, 01/15/2019	292,498
150,000	4.625%, 09/15/2021	156,149
	Newfield Exploration Co.
700,000	5.625%, 07/01/2024	716,625
	Odebrecht Drilling Norbe VIII/IX Ltd.
98,000	6.350%, 06/30/2021 (a)	103,145
	OGX Austria GmBH
1,000,000	8.500%, 06/01/2018 (a)	895,000
600,000	8.375%, 04/01/2022 (a)	519,000
	Petrobras International Finance Co.
590,000	5.375%, 01/27/2021	638,835
	Petrohawk Energy Corp.
400,000	7.250%, 08/15/2018	450,392

Schedule of Investments 67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS(CONTINUED)

Energy (continued)
	Petroleos Mexicanos
$4,100,000 (MXN)	7.650%, 11/24/2021 (a)	$328,056
	SandRidge Energy, Inc.
165,000	8.125%, 10/15/2022 (a)	166,856
	Sinopec Group Overseas
	Development 2012 Ltd.
460,000	3.900%, 05/17/2022 (a)	480,670
	Talisman Energy, Inc.
400,000	5.500%, 05/15/2042	412,392
		8,715,694
Financials: 3.4%
	BioMed Realty L.P.
515,000	4.250%, 07/15/2022	515,610
	Capital One Capital VI
680,000	8.875%, 05/15/2040	694,450
	Capmark Financial Group, Inc.
261,519	9.000%, 09/30/2015	262,990
	CIT Group, Inc.
1,000,000	7.000%, 05/02/2016 (a)	1,003,750
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA
430,000	3.375%, 01/19/2017	443,015
	Eksportfinans ASA
215,000	2.000%, 09/15/2015	192,559
100,000	2.375%, 05/25/2016	88,968
140,000 (CHF)	2.250%, 02/11/2021	115,129
	General Electric Capital Corp.
700,000	7.125%, 12/31/2049	742,263
	GMAC International Finance B.V.
175,000 (EUR)	7.500%, 04/21/2015	232,220
	Hutchinson Whampoa
	International Ltd.
417,000	4.625%, 01/13/2022 (a)	439,214
	John Deere Capital Corp.
700,000	0.705%, 04/25/2014	701,009
	Lloyds TSB Bank Plc
665,000 (EUR)	6.500%, 03/24/2020	737,642
	Merrill Lynch & Co., Inc.
450,000	6.875%, 11/15/2018	504,661
100,000	6.110%, 01/29/2037	94,516
	Metlife Capital Trust IV
450,000	7.875%, 12/15/2037 (a)	501,750
	ProLogis L.P.
100,000	6.625%, 05/15/2018	115,485
	Royal Bank of Scotland Plc
200,000 (EUR)	4.350%, 01/23/2017	219,447
400,000 (EUR)	6.934%, 04/09/2018	469,671
	Schahin II Finance Co. SPV Ltd.
500,000	5.875%, 09/25/2022 (a)	502,500
	SLM Corp.
330,000	7.250%, 01/25/2022	350,625
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	229,600
	Textron Financial Corp.
725,000	6.000%, 02/15/2067 (a)	576,375
	Votorantim Cimentos S.A.
600,000	7.250%, 04/05/2041 (a)	606,000
		10,339,449
Health Care: 0.5%
	Amgen, Inc.
665,000	5.375%, 05/15/2043	722,150
	HCA, Inc.
545,000	7.250%, 09/15/2020	602,225
	PerkinElmer, Inc.
45,000	5.000%, 11/15/2021	48,390
		1,372,765
Industrials: 1.6%
	Air Lease Corp.
280,000	5.625%, 04/01/2017 (a)	277,200
	American Airlines, Inc.
815,251	13.000%, 08/01/2016	868,242
	Continental Airlines 1999-1 Class B
	Pass Through Trust
102,153	6.795%, 08/02/2018	101,131
	Doric Nimrod Air France Alpha Ltd.
	2012-1 Class A Pass Through Trust
800,000	5.125%, 11/30/2024 (a)	812,500
	Embraer S.A.
425,000	5.150%, 06/15/2022	437,325
	International Lease Finance Corp.
285,000	4.875%, 04/01/2015	286,592
225,000	6.750%, 09/01/2016 (a)	243,000
	Meccanica Holdings (USA), Inc.
100,000	6.250%, 07/15/2019 (a)	88,816
200,000	7.375%, 07/15/2039 (a)	162,566
200,000	6.250%, 01/15/2040 (a)	151,562
	Odebrecht Finance Ltd.
400,000	7.125%, 06/26/2042 (a)	400,000
	Steelcase, Inc.
230,000	6.375%, 02/15/2021	244,213
	United Technologies Corp.
685,000	0.967%, 06/01/2015	692,910
	US Airways 2012-1 Class A
	Pass Through Trust
220,000	5.900%, 10/01/2024	225,225
		4,991,282
Information Technology: 0.5%
	Alcatel-Lucent, S.A.
200,000 (EUR)	8.500%, 01/15/2016	248,293
	Alcatel-Lucent USA, Inc.
90,000	6.500%, 01/15/2028	61,200
	BMC Software, Inc.
250,000	4.250%, 02/15/2022	250,676
	International Business
	Machines Corp.
470,000	0.550%, 02/06/2015	467,250
	Nortel Networks Ltd.
372,000	10.750%, 07/15/2016	415,710
		1,443,129
Materials: 1.4%
	ArcelorMittal
150,000	5.500%, 03/01/2021	142,217
125,000	7.000%, 10/15/2039	121,693
450,000	6.750%, 03/01/2041	421,300
	Ashland, Inc.
140,000	6.500%, 06/30/2029	114,800
	BHP Billiton Finance USA Ltd.
500,000	0.737%, 02/18/2014	501,966

68 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Materials (continued)
	Celulosa Arauco y Constitucion S.A.
$190,000	4.750%, 01/11/2022 (a)	$195,184
	INEOS Group Holdings S.A.
140,000 (EUR)	7.875%, 02/15/2016 (a)	154,740
	Mcron Finance Sub LLC
385,000	8.375%, 05/15/2019 (a)	383,075
	Quadra FNX Mining Ltd.
583,000	7.750%, 06/15/2019 (a)	612,150
	Rock-Tenn Co.
250,000	4.450%, 03/01/2019 (a)	257,166
	Solutia, Inc.
1,267,000	8.750%, 11/01/2017	1,426,959
		4,331,250
Telecommunication Services: 1.5%
	CenturyLink, Inc.
360,000	7.600%, 09/15/2039	348,631
200,000	7.650%, 03/15/2042	194,669
	Clearwire Communications LLC /
	Clearwire Finance, Inc.
780,000	12.000%, 12/01/2015 (a)	713,700
	eAccess Ltd.
100,000 (EUR)	8.375%, 04/01/2018 (a)	110,687
	Intelsat Jackson Holdings S.A.
170,000	7.250%, 10/15/2020 (a)	179,350
	Level 3 Financing, Inc.
200,000	8.750%, 02/15/2017	209,000
110,000	8.625%, 07/15/2020	116,050
	Oi S.A.
1,205,000 (BRL)	9.750%, 09/15/2016 (a)	631,212
	Telecom Italia Capital S.A.
205,000	6.000%, 09/30/2034	158,362
90,000	7.200%, 07/18/2036	76,725
160,000	7.721%, 06/04/2038	140,800
	Telefonica Emisiones SAU
200,000 (GBP)	5.597%, 03/12/2020	271,750
100,000	5.462%, 02/16/2021	87,223
300,000	7.045%, 06/20/2036	262,988
	Telemar Norte Leste S.A.
550,000	5.500%, 10/23/2020 (a)	563,750
	Virgin Media Finance Plc
260,000	5.250%, 02/15/2022	267,150
	Virgin Media Secured Finance Plc
150,000	6.500%, 01/15/2018	163,875
	Zayo Group LLC
110,000	8.125%, 01/01/2020 (a)	115,500
		4,611,422
Utilities: 0.7%
	Centrais Eletricas Brasileiras S.A.
200,000	5.750%, 10/27/2021 (a)	219,600
	China Resources Gas Group Ltd.
200,000	4.500%, 04/05/2022 (a)	205,104
	Cia de Eletricidade do Estado
	da Bahia
500,000 (BRL)	11.750%, 04/27/2016 (a)	270,001
	EDP Finance B.V.
100,000	6.000%, 02/02/2018 (a)	87,091
125,000	4.900%, 10/01/2019 (a)	100,815
	Empresas Publicas de Medellin ESP
360,000,000	8.375%, 02/01/2021 (a)	218,683
	Enel Finance International N.V.
300,000	6.000%, 10/07/2039 (a)	236,205
	Ipalco Enterprises, Inc.
680,000	5.000%, 05/01/2018	691,900
	Southern California Edison Co.
215,000	6.250%, 12/31/2049	225,525
		2,254,924

TOTAL CORPORATE BONDS
(cost $43,983,398)		44,344,098

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.3%
	Brazilian Government
	International Bond
550,000 (BRL)	8.500%, 01/05/2024	299,739
	Canadian Government Bond
775,000 (CAD)	1.750%, 03/01/2013	764,421
125,000 (CAD)	1.000%, 02/01/2015	122,430
200,000 (CAD)	3.000%, 12/01/2015	208,249
		1,095,100
	Mexican Bonos
2,000,000 (MXN)	8.000%, 12/19/2013	156,430
10,000,000 (MXN)	6.000%, 06/18/2015	773,286
6,850,000 (MXN)	7.250%, 12/15/2016	560,061
11,500,000 (MXN)	7.750%, 12/14/2017	973,835
1,800,000 (MXN)	8.500%, 12/13/2018	159,607
		2,623,219

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE
(cost $3,890,997)		4,018,058

MORTGAGE BACKED SECURITIES: 27.5%
	Adjustable Rate Mortgage Trust
3,000,000	Series 2005-2-6M2,
	1.225%, 06/25/2035	1,303,856
1,032,335	Series 2006-1-2A1,
	3.304%, 03/25/2036	609,411
	American Home Mortgage
	Investment Trust
7,159	Series 2005-2-4A1,
	2.237%, 09/25/2045	5,769
	Banc of America Alternative
	Loan Trust
1,477,517	Series 2006-7-A4,
	5.998%, 10/25/2036	971,203
	Banc of America Funding Corp.
124,927	Series 2004-C-4A1,
	0.574%, 12/20/2034	86,958
1,895,026	Series 2010-R9-3A3,
	5.500%, 12/26/2035 (a)	841,689
1,534,506	Series 2006-A-4A1,
	5.376%, 02/20/2036	1,091,350
1,982,687	Series 2006-B-7A1,
	5.631%, 03/20/2036	1,539,698
999,949	Series 2006-6-1A2,
	6.250%, 08/25/2036	946,149

Schedule of Investments 69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Banc of America Mortgage
	Securities, Inc.
$113,442	Series 2004-A-2A2,
	2.966%, 02/25/2034	$105,460
	BCAP LLC Trust
4,934,147	Series 2011-R11-2A4,
	5.500%, 12/26/2035 (a)	1,837,970
999,431	Series 2010-RR6-6A2,
	6.139%, 07/26/2037 (a)	715,205
	Bear Stearns Adjustable Rate
	Mortgage Trust
9,681	Series 2004-10-11A1,
	2.909%, 01/25/2035	8,080
266,460	Series 2005-12-11A1,
	2.788%, 02/25/2036	159,698
	Bear Stearns Asset Backed
	Securities Trust
1,121,587	Series 2006-AC1-1A1,
	5.750%, 02/25/2036	839,533
	Bear Stearns Commercial
	Mortgage Securities
110,000	Series 2003-PWR2-E,
	5.983%, 05/11/2039 (a)	110,470
	Citicorp Mortgage Securities, Inc.
113,550	Series 2005-6-1A8,
	0.595%, 09/25/2035	109,424
	Citigroup Mortgage Loan Trust, Inc.
1,600,000	Series 2009-6-8A2,
	6.000%, 08/25/2022 (a)	1,234,133
712,150	Series 2005-5-2A2,
	5.750%, 08/25/2035	500,043
81,352	Series 2005-11-A2A,
	2.580%, 10/25/2035	71,569
	Citimortgage Alternative Loan Trust
103,583	Series 2006-A3-1A7,
	6.000%, 07/25/2036	75,995
983,355	Series 2006-A5-1A13,
	0.695%, 10/25/2036	521,601
978,753	Series 2006-A5-1A2,
	6.305%, 10/25/2036	206,240
864,319	Series 2007-A4-1A6,
	5.750%, 04/25/2037	623,291
1,687,289	Series 2007-A4-1A13,
	5.750%, 04/25/2037	1,202,069
240,249	Series 2007-A6-1A3,
	6.000%, 06/25/2037	174,205
	Countrywide Alternative Loan Trust
2,500,000	Series 2004-13CB-A4,
	0.010%, 07/25/2034	1,573,479
121,965	Series 2005-14-2A1,
	0.455%, 05/25/2035	70,720
635,617	Series 2006-J1-2A1,
	7.000%, 02/25/2036	257,499
162,227	Series 2006-J4-1A3,
	6.250%, 07/25/2036	101,712
1,272,978	Series 2006-31CB-A7,
	6.000%, 11/25/2036	834,095
634,870	Series 2007-16CB-2A1,
	0.695%, 08/25/2037	267,900
1,681,056	Series 2008-2R-2A1,
	6.000%, 08/25/2037	1,205,916
1,282,321	Series 2007-19-1A34,
	6.000%, 08/25/2037	904,719
183,843	Series 2007-16CB-2A2,
	52.540%, 08/25/2037	404,676
972,918	Series 2007-22-2A16,
	6.500%, 09/25/2037	667,620
	Countrywide Home Loan Mortgage
	Pass Through Trust
45,124	Series 2004-HYB4-2A1,
	2.656%, 09/20/2034	37,979
212,249	Series 2004-HYB8-4A1,
	3.730%, 01/20/2035	158,512
204,614	Series 2005-11-4A1,
	0.515%, 04/25/2035	126,098
1,774,426	Series 2005-HYB8-4A1,
	4.891%, 12/20/2035	1,261,031
789,268	Series 2007-10-A5,
	6.000%, 07/25/2037	592,991
	Credit Suisse Mortgage
	Capital Certificates
155,742	Series 2006-8-4A1,
	6.500%, 10/25/2021	120,058
448,045	Series 2007-2-2A5,
	5.000%, 03/25/2037	421,309
1,466,767	Series 2010-7R-4A17,
	8.045%, 04/26/2037 (a)	950,753
	CW Capital Cobalt Ltd.
300,000	Series 2006-C1-AM,
	5.254%, 08/15/2048	295,948
	Deutsche Mortgage Securities, Inc.
666,831	Series 2006-PR1-3A1,
	11.786%, 04/15/2036 (a)	711,677
	Federal Home Loan
	Mortgage Corporation
9,633,374	Series 3630-AI,
	1.931%, 03/15/2017	303,681
2,701,091	Series 3646-AI,
	4.500%, 06/15/2024	175,284
2,448,880	Series 3384-SG,
	6.068%, 08/15/2036	301,194
1,268,067	Series 3560-KS,
	6.158%, 11/15/2036	211,090
2,987,167	Series 3303-SE,
	5.838%, 04/15/2037	375,781
2,377,149	Series 3301-MS,
	5.858%, 04/15/2037	313,919
1,941,658	Series 3303-SG,
	5.858%, 04/15/2037	244,415
2,662,287	Series 3382-SB,
	5.758%, 11/15/2037	268,164
2,897,103	Series 3382-SW,
	6.058%, 11/15/2037	387,364
2,140,351	Series 3384-S,
	6.148%, 11/15/2037	296,344
2,294,511	Series 3417-SX,
	5.938%, 02/15/2038	282,708
18,390,528	Series 3423-TG,
	0.350%, 03/15/2038	161,526
1,868,522	Series 3423-GS,
	5.408%, 03/15/2038	174,226
2,203,961	Series 3445-ES,
	5.758%, 05/15/2038	267,860

70 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$3,172,354	Series 3523-SM,
	5.758%, 04/15/2039	$426,360
2,877,642	Series 3598-SA,
	6.108%, 11/15/2039	314,504
650,000	Series 3641-TB,
	4.500%, 03/15/2040	703,218
2,383,507	Series 3758-S,
	5.788%, 11/15/2040	290,628
257,608	Series 3768-MS,
	9.522%, 12/15/2040	260,999
456,104	Series 3796-SK,
	9.416%, 01/15/2041	467,766
2,582,557	Series 3815-ST,
	5.608%, 02/15/2041	307,958
2,945,069	Series 3872-SL,
	5.708%, 06/15/2041	368,165
2,170,817	Series 3900-SB,
	5.728%, 07/15/2041	269,019
561,124	Series 3946-SM,
	13.975%, 10/15/2041	609,018
1,530,894	Series 3957-DZ,
	3.500%, 11/15/2041	1,523,607
1,526,442	Series 3972-AZ,
	3.500%, 12/15/2041	1,582,818
	Federal National Home
	Mortgage Association
500,437	Series 2011-11-SA,
	6.307%, 03/25/2031	508,070
653,738	Series 2003-84-PZ,
	5.000%, 09/25/2033	765,392
1,261,100	Series 2005-104-CL-SI,
	6.455%, 12/25/2033	141,944
2,503,067	Series 2009-86-CI,
	5.555%, 09/25/2036	367,652
1,508,487	Series 2007-57-SX,
	6.375%, 10/25/2036	214,096
1,973,560	Series 2009-90-IB,
	5.475%, 04/25/2037	254,117
1,951,821	Series 2007-68-SA,
	6.405%, 07/25/2037	283,096
1,225,433	Series 2008-1-CI,
	6.055%, 02/25/2038	183,541
1,693,993	Series 2008-56-SB,
	5.815%, 07/25/2038	216,117
1,040,742	Series 2011-63-ZE,
	4.000%, 08/25/2038	1,113,951
1,186,031	Series 2010-115-SD,
	6.355%, 11/25/2039	147,737
1,722,361	Series 2009-111-SE,
	6.005%, 01/25/2040	219,531
2,511,400	Series 2010-9-GS,
	4.505%, 02/25/2040	221,633
2,762,469	Series 2010-11-SC,
	4.555%, 02/25/2040	262,500
2,391,907	Series 2010-15-SL,
	4.705%, 03/25/2040	216,759
2,608,116	Series 2011-5-PS,
	6.155%, 11/25/2040	359,492
1,026,980	Series 2011-111-VZ,
	4.000%, 11/25/2041	1,101,652
241,077	Series 2011-110-LS,
	9.623%, 11/25/2041	246,863
1,443,620	Series 2011-127-PM,
	4.000%, 12/25/2041	1,436,738
1,530,251	Series 2011-141-PZ,
	4.000%, 01/25/2042	1,593,654
1,469,074	Series 2012-55-SC,
	6.587%, 05/25/2042	1,474,328
2,318,716	Series 2009-87-SA,
	5.755%, 11/25/2049	314,001
	First Horizon Alternative
	Mortgage Securities
949,635	Series 2007-FA4-1A7,
	6.000%, 08/25/2037	595,807
	First Horizon Asset Securities, Inc.
1,049,647	Series 2006-1-1A10,
	6.000%, 05/25/2036	956,906
	GMAC Mortgage Corporation
	Loan Trust
185,391	Series 2005-AR4-3A1,
	3.208%, 07/19/2035	160,823
	Government National
	Mortgage Association
1,567,766	Series 2008-69-SB,
	7.386%, 08/20/2038	271,505
1,550,754	Series 2010-98-IA,
	5.951%, 03/20/2039	171,860
2,014,268	Series 2009-104-SD,
	6.107%, 11/16/2039	314,429
1,057,751	Series 2011-45-GZ,
	4.500%, 03/20/2041	1,213,973
1,206,837	Series 2011-69-OC,
	0.010%, 05/20/2041	1,105,544
	GS Mortgage Securities Corp.
200,000	Series 2007-GG10-AM,
	5.979%, 08/10/2045	179,716
	GSR Mortgage Loan Trust
1,177,031	Series 2005-AR4-6A1,
	5.250%, 07/25/2035	1,153,807
1,164,395	Series 2006-7F-3A4,
	6.250%, 08/25/2036	956,097
	Indymac INDA Mortgage Loan Trust
1,016,820	Series 2006-AR3-1A1,
	2.780%, 12/25/2036	658,251
	JP Morgan Alternative Loan Trust
47,459	Series 2006-A1-5A1,
	5.258%, 03/25/2036	33,085
	JP Morgan Chase Commercial
	Mortgage Securities Corp.
150,000	Series 2007-LDPX-AM,
	5.464%, 01/15/2049	146,673
	JP Morgan Mortgage Trust
1,392,636	Series 2007-S1-1A2,
	5.500%, 03/25/2022	1,312,164
2,602,516	Series 2008-R2-2A,
	5.500%, 12/27/2035 (a)	2,293,337
	Lehman Mortgage Trust
66,206	Series 2006-1-3A5,
	5.500%, 02/25/2036	61,221
	Mastr Adjustable Rate
	Mortgages Trust
407,768	Series 2006-2-1A1,
	2.842%, 04/25/2036	309,660

Schedule of Investments 71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Merrill Lynch / Countrywide
	Commercial Mortgage Trust
$525,000	Series 2007-9-AM,
	5.856%, 09/12/2049	$483,423
	MLCC Mortgage Investors, Inc.
87,514	Series 2006-2-2A,
	2.351%, 05/25/2036	79,540
140,115	Series 2007-1-3A,
	5.472%, 01/25/2037	121,715
	Morgan Stanley Mortgage
	Loan Trust
1,271,339	Series 2006-7-3A,
	5.656%, 06/25/2036	868,286
215,316	Series 2006-11-3A2,
	6.000%, 08/25/2036	164,120
674,597	Series 2007-13-6A1,
	6.000%, 10/25/2037	438,548
	Morgan Stanley Reremic Trust
1,389,149	Series 2010-R9-3C,
	8.304%, 11/26/2036 (a)	979,350
150,000	Series 2009-GG10-A4B,
	5.979%, 08/12/2045 (a)	156,335
250,000	Series 2010-GG10-A4B,
	5.979%, 08/15/2045 (a)	260,558
	Residential Accredit Loans, Inc.
1,672,601	Series 2006-QS2-1A4,
	5.500%, 02/25/2036	1,087,942
2,028,981	Series 2006-QS7-A3,
	6.000%, 06/25/2036	1,339,554
746,718	Series 2006-QS10-A9,
	6.500%, 08/25/2036	512,341
2,090,570	Series 2006-QS14-A18,
	6.250%, 11/25/2036	1,387,446
1,786,221	Series 2006-QS17-A5,
	6.000%, 12/25/2036	1,154,077
2,057,287	Series 2007-QS1-2A10,
	6.000%, 01/25/2037	1,418,701
2,911,181	Series 2007-QS3-A1,
	6.500%, 02/25/2037	1,909,965
1,596,279	Series 2007-QS8-A8,
	6.000%, 06/25/2037	1,026,164
	Residential Asset
	Securitization Trust
919,102	Series 2006-A8-1A1,
	6.000%, 08/25/2036	676,184
2,676,052	Series 2007-A2-1A2,
	6.000%, 04/25/2037	2,039,746
1,702,651	Series 2007-A5-2A5,
	6.000%, 05/25/2037	1,312,081
233,774	Series 2006-A2-A11,
	6.000%, 01/25/2046	166,726
	Residential Funding
	Mortgage Securities I
48,672	Series 2006-S1-1A3,
	5.750%, 01/25/2036	45,372
	Structured Adjustable Rate
	Mortgage Loan Trust
1,043,478	Series 2005-15-1A1,
	2.692%, 07/25/2035	692,732
	Washington Mutual Alternative
	Mortgage Pass-Through Certificates
1,629,660	Series 2005-1-5A1,
	6.000%, 03/25/2035	1,508,707
284,938	Series 2006-2-1A9,
	6.000%, 03/25/2036	200,610
873,235	Series 2006-8-A6,
	5.768%, 10/25/2036	542,530
	Wells Fargo Alternative Loan Trust
912,380	Series 2007-PA2-3A1,
	0.595%, 06/25/2037	403,748
1,344,078	Series 2007-PA2-3A2,
	6.405%, 06/25/2037	241,574
	Wells Fargo Mortgage Backed
	Securities Trust
135,346	Series 2005-AR16-2A1,
	2.651%, 02/25/2034	127,532
102,392	Series 2005-11-2A3,
	5.500%, 11/25/2035	103,822
980,309	Series 2005-12-1A5,
	5.500%, 11/25/2035	945,889
166,624	Series 2005-17-1A1,
	5.500%, 01/25/2036	165,098
802,195	Series 2006-AR19-A1,
	5.413%, 12/25/2036	754,879

TOTAL MORTGAGE BACKED SECURITIES
(cost $80,091,021)		84,596,394

EXCHANGE TRADED FUNDS: 0.1%
1,300	SPDR S&P 500 ETF Trust	177,151

TOTAL EXCHANGE TRADED FUNDS
(cost $168,230)		177,151

Contracts
PURCHASED OPTIONS: 0.1%
	El Paso Corp. Put Option
18	Exercise Price $26.00,
	Expiration Date: July 2012	90
	Express Scripts, Inc. Call Option
13	Exercise Price $55.00,
	Expiration Date: August 2012	3,068
	Industrial Select Sect SPDR
	Put Option
650	Exercise Price $33.00,
	Expiration Date: September 2012	44,850
	Pan American Silver Corp. Put Option
44	Exercise Price $18.00,
	Expiration Date: July 2012	6,160
	SPDR S&P 500 EFT Trust Put Option
196	Exercise Price $130.00,
	Expiration Date: July 2012	8,428
196	Exercise Price $131.00,
	Expiration Date: July 2012	10,780
102	Exercise Price $132.00,
	Expiration Date: July 2012	7,242
	Sunoco, Inc. Put Option
20	Exercise Price $46.00,
	Expiration Date: August 2012	1,020

72 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2012 (Unaudited)

Contracts		Value
PURCHASED OPTIONS (CONTINUED)
34	Exercise Price $47.00,
	Expiration Date: August 2012	$3,536
	Superior Energy Services, Inc.
	Put Option
394	Exercise Price $20.00,
	Expiration Date: September 2012	74,860
	Viterra, Inc. Put Option
435	Exercise Price $14.00,
	Expiration Date: July 2012	27,746

TOTAL PURCHASED OPTIONS
(cost $352,231)		187,780

Principal
Amount
SHORT-TERM INVESTMENTS 18.0%
TREASURY BILLS: 0.6%
	Canadian Treasury Bill
$1,050,000 (CAD)	0.010%, 12/20/2012	1,025,716
	United States Treasury Bill
800,000	0.010%, 09/20/2012	799,735

TOTAL TREASURY BILLS
(Cost $1,847,268)		1,825,451

REPURCHASE AGREEMENTS: 17.4%
53,427,000	FICC, 0.010%, dated 06/29/2012, due 07/02/2012 [collateral: par value $ 47,660,000, Freddie Mac, 4.750%, 11/17/2015; value $54,511,125] (proceeds $53,427,000)	53,427,000

TOTAL REPURCHASE AGREEMENTS
(cost $53,427,000)		53,427,000

TOTAL SHORT-TERM INVESTMENTS
(cost $55,274,268)		55,252,451

TOTAL INVESTMENTS IN SECURITIES
(cost $306,522,568): 101.7%		312,255,014

Liabilities in Excess of Other Assets: (1.7%)		(5,109,220)

Net Assets: 100.0%		$307,145,794

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the securities Act of 1933
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
#	These securities are illiquid at June 30, 2012, at which time the aggregate value of illiquid securities is $2,025,094 or 0.7% of net assets.
(1)	This bank loan is unsettled as of June 30, 2012, therefore, no rate or maturity date is available.
(2)	Floating interest rate.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 73

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS
800	Baytex Energy Corp.	$33,671
17,513	Berkshire Hills Bancorp, Inc.	385,286
1,431	Calfrac Well Services Ltd.	32,496
1,030	Calfrac Well Services Ltd.	23,035
22,451	Consolidated Communications Holdings, Inc.	332,275
1,100	Crescent Point Energy Corp.	41,019
161,925	Duke Energy Corp. *	3,733,991
10,156	Eastman Chemical Co.	511,558
10,892	Eaton Corp.	431,650
7,100	Encana Corp.	147,892
18,900	EXCO Resources, Inc.	143,451
1,958	Halliburton Co.	55,588
38,805	Integrated Device Technology, Inc. *	218,084
27,314	Interline Brands, Inc. *	684,762
2,552	Key Energy Services, Inc. *	19,395
574,272	Nippon Steel Corp.	1,287,831
94,400	Nissan Motor Co. Ltd.	884,630
500	Pan American Silver Corp.	8,445
2,400	Pitney Bowes, Inc.	35,928
25,000	Quicksilver Resources, Inc. *	135,500
11,527	SXC Health Solutions Corp. *	1,143,594
3,570	TELUS Corp.	214,189
4,833	Trican Well Service Ltd.	55,726
5,092	Verint Systems, Inc. *	150,265
7,111	Volvo AB	81,009
9,965	Yamana Gold, Inc.	153,624

TOTAL COMMON STOCKS
(Proceeds $10,801,059)		10,944,894

EXCHANGE TRADED FUNDS
7,933	SPDR S&P Insurance ETF	322,952

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $319,280)		322,952

TOTAL SECURITIES SOLD SHORT
(Proceeds $11,120,339)		$11,267,846

*	Non-Income Producing Security

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2012 (Unaudited)

				Unrealized
Description	Number of Contracts Purchased / (Sold)	Notional Value	Expiration Date	Appreciation (Depreciation)
10YR U.S. Treasury Note Futures	(20)	$(2,667,500)	9/2012	$11,213
30YR U.S. Treasury Bond Futures	(10)	(1,479,688)	9/2012	28,732
Euro Stoxx 50 Index Futures	(6)	(135,300)	9/2012	(7,449)
S&P 500 E Mini Index Futures	(29)	(1,966,780)	9/2012	(79,012)
	(65)	(6,249,268)	—	(46,516)

74 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2012 (Unaudited)

					Upfront
	Maturity		Notional		Premiums Paid	Unrealized	Unrealized
Description	Date	Counterparty	Amount	Fair Value	(Received)	Appreciation	Depreciation

Credit Default Swaps
AES Corporation
(Sell Protection)	6/20/2017	Citigroup Global Markets	600,000	$38,431	$47,395	$—	$(8,965)
Alcatel-Lucent USA, Inc.
(Sell Protection)	6/20/2017	Citigroup Global Markets	950,000	(199,007)	(166,778)	—	(32,229)
Bank of America Corp.
(Sell Protection)	6/20/2017	Citigroup Global Markets	625,000	(46,428)	(48,478)	2,051	—
Bank of Scotland Plc
(Buy Protection)	6/20/2017	BOA	(600,000)	22,766	30,443	10,620	(18,298)
Barrick Gold Corp.
(Sell Protection)	6/20/2017	BOA	600,000	(16,451)	(5,942)	—	(10,509)
BNP Paribas
(Buy Protection)	6/20/2017	Citigroup Global Markets	(475,000)	39,864	49,158	21,898	(31,192)
Boston Scientific Corp.
(Buy Protection)	6/20/2017	BOA	(600,000)	1,148	5,070	—	(3,922)
Campbell Soup Co.
(Buy Protection)	6/20/2017	BOA	(600,000)	(13,011)	(12,856)	—	(155)
Carnival Corp.
(Buy Protection)	6/20/2017	BOA	(700,000)	4,892	17,248	—	(12,356)
CDX.16.EM 500 12/20/2016
(Buy Protection)	3/20/2017	BOA	(500,000)	29,071	34,166	—	(5,095)
CDX.18.HY.500 06/20/2017
(Buy Protection)	6/20/2017	BOA	(693,000)	24,559	43,505	—	(18,946)
CDX.18.HY.500 06/20/2017
(Buy Protection)	6/20/2017	BOA	(396,000)	14,034	11,110	2,924	—
CDX.18.HY.500 06/20/2017
(Buy Protection)	6/20/2017	BOA	(693,000)	24,559	48,895	—	(24,336)
CDX.18.IG.100 06/20/2017
(Buy Protection)	6/20/2017	BOA	(700,000)	4,202	7,600	—	(3,398)
CDX.18.IG.100 06/20/2017
(Buy Protection)	6/20/2017	BOA	(1,200,000)	7,203	1,444	5,759	—
Chesapeake Energy Corp.
(Sell Protection)	6/20/2017	BOA	350,000	(25,215)	(25,569)	354	—
Chesapeake Energy Corp.
(Sell Protection)	6/20/2017	BOA	400,000	(28,817)	(19,889)	—	(8,928)
Chesapeake Energy Corp.
(Sell Protection)	6/20/2017	Citigroup Global Markets	550,000	(39,624)	(55,153)	15,529	—
Chesapeake Energy Corp.
(Sell Protection)	6/20/2017	Citigroup Global Markets	675,000	(48,629)	(93,187)	44,558	—
CMS Energy Co.
(Sell Protection)	6/20/2017	Citigroup Global Markets	600,000	(21,298)	(21,284)	—	(14)
D.R. Horton, Inc.
(Buy Protection)	6/20/2017	Citigroup Global Markets	(600,000)	23,307	28,414	—	(5,107)
Darden Restaurants, Inc.
(Buy Protection)	6/20/2017	Citigroup Global Markets	(350,000)	2,425	5,056	—	(2,630)
Dell, Inc.
(Buy Protection)	6/20/2017	BOA	(600,000)	26,152	6,812	19,341	—
Deutsche Bank AG
(Buy Protection)	6/20/2017	BOA	(550,000)	26,613	29,779	1,481	(4,647)
Dillard’s, Inc.
(Buy Protection)	9/20/2017	Credit Suisse Securities LLC	(450,000)	(45,638)	(41,966)	—	(3,672)
Dillard’s, Inc.
(Buy Protection)	9/20/2017	Credit Suisse Securities LLC	(250,000)	(24,522)	(24,522)	—	—
EDP Finance B.V.
(Sell Protection)	6/20/2017	Credit Suisse Securities LLC	275,000	(59,012)	(51,900)	—	(7,112)
Federal Republic of Germany
(Buy Protection)	9/20/2017	Citigroup Global Markets	(700,000)	26,929	27,150	—	(221)

Schedule of Swaps 75

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2012 (Unaudited)

					Upfront
	Maturity		Notional		Premiums Paid	Unrealized	Unrealized
Description	Date	Counterparty	Amount	Fair Value	(Received)	Appreciation	Depreciation

Credit Default Swaps (continued)
Freescale Semiconductor, Inc.
(Sell Protection)	9/20/2017	Credit Suisse Securities LLC	350,000	$(48,342)	$(49,194)	$852	$—
French Republic
(Buy Protection)	9/20/2017	Citigroup Global Markets	(700,000)	55,824	59,041	—	(3,217)
Georgia-Pacific LLC
(Sell Protection)	6/20/2017	BOA	600,000	(14,627)	(10,270)	—	(4,358)
Hewlett-Packard Co.
(Sell Protection)	6/20/2017	BOA	700,000	(30,300)	(29,360)	—	(940)
ITRX EUR Xover Series
17.500 06/20/2017
(Buy Protection)	6/20/2017	BOA	(550,000)	42,371	55,090	—	(12,719)
ITRX EUR Xover Series
17.500 06/20/2017
(Buy Protection)	6/20/2017	BOA	(550,000)	42,371	55,347	—	(12,977)
Kingdom of Belgium
(Buy Protection)	6/20/2017	BOA	(1,400,000)	85,432	112,728	—	(27,297)
Macy’s, Inc.
(Buy Protection)	3/20/2017	BOA	(1,000,000)	17,113	3,887	13,227	—
Macy’s, Inc.
(Buy Protection)	3/20/2017	BOA	(1,000,000)	17,113	(369)	17,483	—
MGM Resorts International
(Sell Protection)	3/20/2017	BOA	550,000	(40,080)	(36,131)	—	(3,949)
New York Times Co.
(Buy Protection)	6/20/2017	Citigroup Global Markets	(600,000)	50,058	52,087	—	(2,029)
Newmont Mining Corp.
(Sell Protection)	6/20/2017	BOA	600,000	(20,910)	(7,969)	—	(12,941)
NRG Energy, Inc.
(Buy Protection)	6/20/2017	Citigroup Global Markets & BOA	(700,000)	19,641	49,292	—	(29,651)
Republic of South Africa
(Buy Protection)	6/20/2017	BOA	(1,400,000)	39,012	63,338	—	(24,326)
Republic of Turkey
(Buy Protection)	3/20/2017	BOA	(500,000)	29,071	28,764	307	—
Republic of Turkey
(Buy Protection)	6/20/2017	BOA	(700,000)	44,406	49,265	—	(4,859)
Republic of Turkey
(Buy Protection)	9/20/2017	Credit Suisse Securities LLC	(600,000)	41,187	42,950	—	(1,763)
Sprint Nextel Corp.
(Buy Protection)	3/20/2015	BOA	(300,000)	(1,152)	16,208	—	(17,360)
Sprint Nextel Corp.
(Buy Protection)	6/20/2015	BOA	(300,000)	812	12,833	—	(12,022)
Sprint Nextel Corp.
(Buy Protection)	6/20/2015	BOA	(100,000)	271	7,819	—	(7,549)
Textron Financial Corp.
(Buy Protection)	3/20/2017	BOA	(725,000)	(16,094)	(22,351)	6,258	—
The Clorox Co.
(Buy Protection)	6/20/2017	BOA	(600,000)	(9,608)	(9,197)	—	(411)
Time Warner Cable, Inc.
(Sell Protection)	6/20/2017	BOA	600,000	(12,564)	(8,834)	—	(3,731)
Toll Brothers, Inc.
(Buy Protection)	6/20/2017	Citigroup Global Markets	(600,000)	14,461	19,615	—	(5,154)

76 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2012 (Unaudited)

					Upfront
	Maturity		Notional		Premiums Paid	Unrealized	Unrealized
Description	Date	Counterparty	Amount	Fair Value	(Received)	Appreciation	Depreciation

Total Return Swaps
Consolidated Media
Holdings (AUD)	1/16/2013	UBS	192,045	$737	$—	$—	$(737)
Flinders Mines Ltd. (AUD)	1/16/2013	UBS	175,204	(5,891)	—	—	(5,891)
Gloucester Coal Ltd. (AUD)	1/16/2013	UBS	2,227,043	(1,220,436)	(989,453)	—	(230,983)
International Power Plc (GBP)	1/16/2013	UBS	2,121,541	510	—	510	—
Redecard S.A.	12/31/2013	UBS	387,048	13,343	—	13,343	—
Telus Corporation -
Non Voting (CAD)	1/16/2013	UBS	53,171	(620)	—	—	(620)
				$(1,158,388)	$(709,143)	$176,495	$(627,216)

Schedule of Swaps 77

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF OPTIONS WRITTEN at June 30, 2012 (Unaudited)

Contracts		Value
	Ariba, Inc. Call Option
112	Expiration: July 2012,
	Exercise Price: $45.00	$560
1	Expiration: July 2012,
	Exercise Price: $50.00	5
5	Expiration: August 2012,
	Exercise Price: $45.00	25
	Avon Products, Inc. Call Option
147	Expiration: July 2012,
	Exercise Price: $16.00	8,820
	Blue Coat Systems, Inc. Call Option
37	Expiration: July 2012,
	Exercise Price: $26.00	185
	Eaton Corp. Call Option
45	Expiration: July 2012,
	Exercise Price: $40.00	2,700
45	Expiration: July 2012,
	Exercise Price: $41.00	1,125
14	Expiration: July 2012,
	Exercise Price: $42.00	105
	Energy Transfer Equity L.P. Call Option
1	Expiration: July 2012,
	Exercise Price: $40.00	135
	Goodrich Corp. Call Option
2	Expiration: July 2012,
	Exercise Price: $125.00	390
	Illumina, Inc. Call Option
9	Expiration: July 2012,
	Exercise Price: $40.00	1,237
7	Expiration: July 2012,
	Exercise Price: $41.00	350
3	Expiration: July 2012,
	Exercise Price: $42.00	135
1	Expiration: September 2012,
	Exercise Price: $40.00	320
	Inhibitex, Inc. Call Option
8	Expiration: August 2012,
	Exercise Price: $27.50	40
	Kinder Morgan GP, Inc. Call Option
35	Expiration: July 2012,
	Exercise Price: $32.50	1,575
	Lam Research Corp. Call Option
10	Expiration: July 2012,
	Exercise Price: $37.00	1,250
10	Expiration: July 2012,
	Exercise Price: $38.00	800
5	Expiration: July 2012,
	Exercise Price: $39.00	200
5	Expiration: July 2012,
	Exercise Price: $40.00	100
	Pan American Silver Corp. Call Option
22	Expiration: July 2012,
	Exercise Price: $18.00	660
22	Expiration: July 2012,
	Exercise Price: $19.00	286
	Pep Boys - Manny, Moe & Jack
	(The) Call Option
17	Expiration: July 2012,
	Exercise Price: $9.00	1,870
31	Expiration: July 2012,
	Exercise Price: $10.00	930
68	Expiration: July 2012,
	Exercise Price: $15.00	340
	Sunoco, Inc. Call Option
20	Expiration: July 2012,
	Exercise Price: $46.00	3,300
34	Expiration: July 2012,
	Exercise Price: $47.00	2,958
38	Expiration: July 2012,
	Exercise Price: $48.00	1,691
20	Expiration: July 2012,
	Exercise Price: $49.00	340
14	Expiration: July 2012,
	Exercise Price: $50.00	14
	Superior Energy Services, Inc.
	Call Option
38	Expiration: July 2012,
	Exercise Price: $20.00	3,610
38	Expiration: July 2012,
	Exercise Price: $22.50	570
	TELUS Corp. Put Option
5	Expiration: July 2012,
	Exercise Price: $60.00	184

Total Options Written
(Premiums received $54,276)		$36,810

78 Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period* During Period*
	Account Value	Account Value	(01/01/12 to	(01/01/12 to
	(01/01/12)	(06/30/12)	06/30/12)	06/30/12)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,041.80	$6.50	1.28%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,039.60	$7.76	1.53%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.50	$6.42	1.28%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.26	$7.67	1.53%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,015.10	$5.81	1.16%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,013.60	$7.06	1.41%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.10	$5.82	1.16%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.85	$7.07	1.41%
Litman Gregory Masters Value Fund – Institutional Actual	$1,000.00	$1,034.20	$7.13	1.41%
Litman Gregory Masters Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.85	$7.07	1.41%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,075.90	$8.10	1.57%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.06	$7.87	1.57%
Litman Gregory Masters Focused Opportunities Fund – Institutional Actual	$1,000.00	$1,084.30	$7.05	1.36%
Litman Gregory Masters Focused Opportunities Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.10	$6.82	1.36%

Expense Examples 79

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited) (Continued)

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(01/01/12 to	(01/01/12 to
	(01/01/12)	(06/30/12)	06/30/12)	06/30/12)
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,038.80	$9.02	1.78%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,036.70	$10.28	2.03%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.01	$8.92	1.78%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,014.77	$10.17	2.03%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

80 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2012 – (Unaudited)

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
ASSETS
Investments in securities at cost	$265,189,986	$1,319,478,026	$74,937,095	$53,797,171	$48,211,949	$253,095,568
Repurchase agreements at cost	—	132,754,000	—	—	—	53,427,000
Total investments at cost	$265,189,986	$1,452,232,026	$74,937,095	$53,797,171	$48,211,949	$306,522,568
Investments in securities at value	$282,181,902	$1,255,438,738	$79,723,804	$63,280,660	$54,445,780	$258,828,014
Repurchase agreements at value	—	132,754,000	—	—	—	53,427,000
Total investments at value	282,181,902	1,388,192,738	79,723,804	63,280,660	54,445,780	312,255,014
Cash	8,345,725	3,344	3,451,577	7,208,845	2,521,974	1,977
Cash, denominated in foreign currency
(cost of $10,048, $489,128, $—, $—, $— and $ 1,826,674, respectively)	9,989	486,282	—	—	—	1,830,363
Deposit at Broker for securities sold short and options	—	—	—	—	—	12,649,063
Receivables:
Securities sold	4,949,589	2,512,201	—	1,253,939	—	6,734,134
Dividends and interest	166,187	1,928,363	159,081	11,218	211,991	1,871,826
Fund shares sold	167,750	5,709,841	47,255	426	96,985	1,312,292
Foreign tax reclaim	3,448	1,487,356	20,399	—	23,211	4,337
Swap Premiums	—	—	—	—	—	1,880,227
Unrealized gain on forward exchange contracts	—	5,064,522	166,306	—	151,857	203,998
Unrealized gain on swaps	—	—	—	—	—	187,071
Prepaid expenses	20,312	40,898	17,358	14,221	15,650	18,556
Total assets	295,844,902	1,405,425,545	83,585,780	71,769,309	57,467,448	338,948,858
LIABILITIES
Written options (premiums received, $—, $—, $ —, $—, $—, and $54,276 respectively)	—	—	—	—	—	36,810
Securities sold short (proceeds, $—, $—, $ —, $—, $—, and $11,120,339 respectively)	—	—	—	—	—	11,267,846
Payables:
Advisory fees	254,716	991,905	71,299	62,274	45,797	180,423
Securities purchased	2,774,397	33,801,678	—	2,031,862	—	10,701,102
Fund shares redeemed	709,154	2,419,925	4,771	77,336	2,000	965,354
Foreign taxes withheld	7,322	114,931	1,282	—	1,245	1,665
Variation Margin	—	—	—	—	—	36,076
Income Distribution	—	—	—	—	—	12,189
Loan Commitment	—	—	—	—	—	6,500,000
Paydowns	—	—	—	—	—	14,666
Loan Commitment Interest	—	—	—	—	—	8,788
Dividend and Interest on swaps	—	—	—	—	—	25,534
Short Dividend	—	—	—	—	—	9,810
Swap Premiums Received	—	—	—	—	—	709,147
Unrealized loss on forward exchange contracts	64	833,281	18,724	—	20,653	559,862
Unrealized loss on swaps	—	—	—	—	—	637,792
Distribution Fees for Investor Class (See Note 9)	88	47,852	—	—	—	35,942
Accrued other expenses	90,176	382,068	45,638	51,408	35,174	100,058
Total liabilities	3,835,917	38,591,640	141,714	2,222,880	104,869	31,803,064
NET ASSETS	$292,008,985	$1,366,833,905	$83,444,066	$69,546,429	$57,362,579	$307,145,794

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities 81

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2012 – (Unaudited) (Continued)

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
Institutional Class:
Net Assets	$291,892,271	1,123,061,439	83,444,066	69,546,429	57,362,579	264,994,780
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	22,551,101	87,935,349	6,905,502	5,008,750	5,304,475	24,961,523
Net asset value, offering and redemption price per share	$12.94	$12.77	$12.08	$13.88	$10.81	$10.62
Investor Class:
Net Assets	$116,714	243,772,466	—	—	—	42,151,014
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	9,073	19,191,870	—	—	—	3,970,972
Net asset value, offering and redemption price per share	$12.86	$12.70	$—	$—	$—	$10.61
COMPONENTS OF NET ASSETS
Paid in capital	$279,368,725	$1,807,382,644	$111,504,245	$116,812,188	$70,781,970	299,534,634
Undistributed net investment income (loss)	(323,478)	11,481,022	696,119	(327,809)	553,889	1,458,433
Accumulated net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	(4,027,987)	(392,107,211)	(33,691,343)	(56,421,439)	(20,339,083)	1,385,157
Net unrealized appreciation\depreciation on:
Investments	16,991,916	(64,039,288)	4,786,709	9,483,489	6,233,831	5,732,446
Foreign currency translations	(191)	4,116,738	148,336	—	131,972	(379,279)
Short Sales	—	—	—	—	—	(147,507)
Written Options	—	—	—	—	—	17,466
Futures	—	—	—	—	—	(48,494)
Swaps	—	—	—	—	—	(407,062)
Net assets	$292,008,985	$1,366,833,905	$83,444,066	$69,546,429	$57,362,579	$307,145,794

The accompanying notes are an integral part of these financial statements.

82 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2012 – (Unaudited)

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $55,681, $2,144,783, $40,904, $0, $20,973, and $29,792 respectively)	$1,696,608	$22,088,692	$978,147	$245,328	$645,813	$1,224,056
Interest	291	2,860	—	147	—	4,915,841
Total income	1,696,899	22,091,552	978,147	245,475	645,813	6,139,897
Expenses
Advisory fees	1,733,787	7,797,074	485,270	415,233	329,551	1,740,731
Transfer agent fees	84,787	687,054	27,041	37,400	5,543	60,675
Fund accounting fees	43,624	41,166	32,685	36,893	28,863	32,682
Administration fees	37,822	161,631	9,543	7,878	6,480	30,600
Professional fees	33,729	97,612	22,170	20,538	20,179	121,445
Trustee fees	28,805	66,469	21,518	20,619	20,311	25,588
Custody fees	31,820	545,456	9,939	13,510	10,179	131,757
Reports to shareholders	23,675	82,406	5,931	7,896	1,837	7,618
Registration expense	13,164	21,762	9,129	10,718	8,705	24,227
Miscellaneous	10,083	35,555	2,489	1,926	1,957	18,087
Insurance expense	5,441	31,395	1,417	1,035	1,101	—
Interest & Dividend Expense	—	—	—	—	—	370,628
Chief compliance officer fees	4,321	4,321	4,321	4,321	4,321	4,321
Distribution Fees for Investor Class (See Note 9)	358	319,155	—	—	—	40,101
Total expenses	2,051,416	9,891,056	631,453	577,967	439,027	2,608,460
Less: fees waived (see Note 3)	(28,997)	(1,075,246)	(10,714)	(2,909)	(30,598)	(361,689)
Less: expenses paid indirectly (see Note 3)	(2,182)	(97)	(649)	(1,774)	(836)	(52)
Net expenses	2,020,237	8,815,713	620,090	573,284	407,593	2,246,719
Net investment income (loss)	(323,338)	13,275,839	358,057	(327,809)	238,220	3,893,178

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in realized gain (loss) on:
Investments	16,105,008	(24,922,034)	3,773,977	7,387,835	3,393,440	1,122,112
Foreign currency transactions	(2,417)	5,241,734	192,430	—	173,327	(56,537)
Options	—	—	—	—	—	487,374
Futures	—	—	—	—	—	27,991
Swap contracts	—	—	—	—	—	(228,450)
Net realized gain (loss)	16,102,591	(19,680,300)	3,966,407	7,387,835	3,566,767	1,352,490
Net change in unrealized appreciation/depreciation on:
Investments	(2,508,348)	36,490,641	(1,146,094)	(1,632,239)	1,160,274	2,998,249
Foreign currency transactions (see Note 7)	1,942	(4,286,491)	(172,467)	—	(131,373)	(296,506)
Short Sales	—	—	—	—	—	58,955
Options	—	—	—	—	—	8,854
Futures	—	—	—	—	—	(50,715)
Swap contracts	—	—	—	—	—	(410,429)
Net unrealized appreciation/depreciation:	(2,506,406)	32,204,150	(1,318,561)	(1,632,239)	1,028,901	2,308,408
Net realized and unrealized gain on investments, short sales, options, foreign currency transactions, futures and swap contracts	13,596,185	12,523,850	2,647,846	5,755,596	4,595,668	3,660,898
Net increase in net assets resulting from operations	$13,272,847	$25,799,689	$3,005,903	$5,427,787	$4,833,888	$7,554,076

The accompanying notes are an integral part of these financial statements.

Statements of Operations 83

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2012#	2011	June 30, 2012#	2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(323,338)	$(873,160)	$13,275,839	$11,809,666
Net realized gain (loss) on investments and foreign currency	16,102,591	23,184,388	(19,680,300)	(11,786,638)
Net change in unrealized appreciation/depreciation on investments and foreign currency	(2,506,406)	(35,285,413)	32,204,150	(298,469,349)
Net increase (decrease) in net assets resulting from operations	13,272,847	(12,974,185)	25,799,689	(298,446,321)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—
Institutional Class	—	—	—	(2,539,189)
Investor Class	—	—	—	(496,125)
From net realized gain	—
Institutional Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions	—	—	—	(3,035,314)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	9,012,590	35,449,730	95,619,459	315,144,118
Investor Class	59,262	378,831	353,319	46,177,887
Reinvested distributions
Institutional Class	—	—	—	1,849,554
Investor Class	—	—	—	496,081
Redemption fee proceeds
Institutional Class	7,289	12,351	87,255	146,726
Investor Class	—	—	—	177
Payment for shares redeemed
Institutional Class	(36,891,029)	(61,667,771)	(168,700,479)	(338,480,240)
Investor Class	(272,592)	(202,325)	(736,001)	(1,578,054)
Net increase (decrease) in net assets from capital share transactions	(28,084,480)	(26,029,184)	(73,376,447)	23,756,249
Total decrease in net assets	(14,811,633)	(39,003,369)	(47,576,758)	(277,725,386)
NET ASSETS
Beginning of period	306,820,618	345,823,987	1,414,410,663	1,692,136,049
End of period	$292,008,985	$306,820,618	$1,366,833,905	$1,414,410,663
Undistributed net investment income (loss)	$(323,478)	$(140)	$11,481,022	$(1,794,817)
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	682,257	2,753,642	7,228,912	21,304,343
Reinvested distributions	—	—	—	149,038
Redeemed	(2,799,049)	(4,743,009)	(12,595,906)	(24,410,486)
Net decrease from capital share transactions	(2,116,792)	(1,989,367)	(5,366,994)	(2,957,105)
Investor Class:
Sold	4,484	29,882	26,318	3,112,631
Reinvested distributions	—	—	—	40,136
Redeemed	(21,229)	(15,008)	(55,304)	(111,081)
Net increase (decrease) from capital share transactions	(16,745)	14,874	(28,986)	3,041,686

# Unaudited.

The accompanying notes are an integral part of these financial statements.

84 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Value Fund		Smaller Companies Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2012#	2011	June 30, 2012#	2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$358,057	$602,008	$(327,809)	$(835,454)
Net realized gain on investments and foreign currency	3,966,407	1,423,911	7,387,835	7,697,885
Net change in unrealized appreciation/depreciation on investments and foreign currency	(1,318,561)	(627,862)	(1,632,239)	(5,805,446)
Net increase in net assets resulting from operations	3,005,903	1,398,057	5,427,787	1,056,985
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(531,433)	—	—
From net realized gain
Institutional Class	—	—	—	—
Total distributions	—	(531,433)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	3,064,897	8,668,433	1,944,768	4,184,137
Reinvested distributions
Institutional Class	—	522,663	—	—
Redemption fee proceeds
Institutional Class	529	1,453	63	1,075
Payment for shares redeemed
Institutional Class	(9,075,199)	(25,666,956)	(8,404,524)	(19,773,574)
Net decrease in net assets from capital share transactions	(6,009,773)	(16,474,407)	(6,459,693)	(15,588,362)
Total decrease in net assets	(3,003,870)	(15,607,783)	(1,031,906)	(14,531,377)
NET ASSETS
Beginning of period	86,447,936	102,055,719	70,578,335	85,109,712
End of period	$83,444,066	$86,447,936	$69,546,429	$70,578,335
Undistributed net investment income (loss)	$696,119	$338,062	$(327,809)	$—
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	249,526	723,741	139,194	314,018
Reinvested distributions	—	45,096	—	—
Redeemed	(743,624)	(2,129,019)	(599,416)	(1,470,702)
Net decrease from capital share transactions	(494,098)	(1,360,182)	(460,222)	(1,156,684)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets 85

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Focused Opportunities Fund		Alternative Strategies Fund
	Six Months	Year Ended	Six Months	September 30, 2011*
	Ended	December 31,	Ended	through
	June 30, 2012#	2011	June 30, 2012#	December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$238,220	$443,567	$3,893,178	$399,036
Net realized gain on investments, options, foreign currency transaction, futures and swap contracts	3,566,767	6,638,625	1,352,490	162,197
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	1,028,901	(4,696,385)	2,308,408	2,459,162
Net increase in net assets resulting from operations	4,833,888	2,385,807	7,554,076	3,020,395
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(281,808)	(2,321,299)	(286,028)
Investor Class	—	—	(329,596)	(23,959)
From net realized gain
Institutional Class		—	—	(2,222)
Investor Class		—	—	(207)
Total distributions	—	(281,808)	(2,650,895)	(312,416)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	2,638,816	9,103,740	114,045,587	149,658,590
Investor Class	—	—	25,656,503	17,228,192
Reinvested distributions
Institutional Class	—	279,358	2,302,676	288,045
Investor Class		—	329,556	24,166
Redemption fee proceeds
Institutional Class	90	1,438	20,542	1,835
Investor Class	—	—	4,970	280
Payment for shares redeemed
Institutional Class	(7,071,417)	(19,991,023)	(7,817,576)	(532,606)
Investor Class		—	(1,509,975)	(166,151)
Net increase (decrease) in net assets from capital share transactions	(4,432,511)	(10,606,487)	133,032,283	166,502,351
Total increase (decrease) in net assets	401,377	(8,502,488)	137,935,464	169,210,330
NET ASSETS
Beginning of period	56,961,202	65,463,690	169,210,330	—
End of period	$57,362,579	$56,961,202	$307,145,794	$169,210,330
Undistributed net investment income	$553,889	$315,669	$1,458,433	$216,150
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	246,618	924,369	10,749,680	14,754,904
Reinvested distributions	—	28,275	216,242	27,966
Redeemed	(657,220)	(2,010,137)	(735,484)	(51,785)
Net increase (decrease) from capital share transactions	(410,602)	(1,057,493)	10,230,438	14,731,085
Investor Class:
Sold	—	—	2,417,941	1,677,961
Reinvested distributions	—	—	30,969	2,346
Redeemed	—	—	(141,918)	(16,327)
Net increase from capital share transactions	—	—	2,306,992	1,663,980

# Unaudited.

* Commenced operations on September 30, 2011.

The accompanying notes are an integral part of these financial statements.

86 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2012#		2011		2010		2009		2008	2007
Net asset value, beginning of period	$12.43		$12.97		$10.88		$7.54		$15.17	$15.69

Income from investment operations:
Net investment loss	(0.01)		(0.04)		(0.03)		(0.04)		(0.01)	(0.03)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.52		(0.50)		2.12		3.38		(7.03)	0.78

Total income (loss) from investment operations	0.51		(0.54)		2.09		3.34		(7.04)	0.75

Less distributions:
From net investment income	—		—		—		—		(0.01)	—

From net realized gain	—		—		—		—		(0.58)	(1.27)

Total distributions	—		—		—		—		(0.59)	(1.27)

Redemption fee proceeds	—	^	—	^	—	^	—	^	— ^	— ^

Net asset value, end of period	$12.94		$12.43		$12.97		$10.88		$7.54	$15.17

Total return	4.18	%+	(4.16)%		19.21%		44.30%		(46.76)%	4.57%

Ratios/supplemental data:
Net assets, end of period (millions)	$291.9		$306.5		$345.7		$316.2		$256.6	$708.7

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.30	%*	1.28%		1.29%		1.34%		1.25%	1.21%

After fees waived and expenses paid indirectly	1.28	%*	1.26%		1.27%		1.33%		1.24%	1.20%

Ratio of net investment loss to average net assets:	(0.20	)%*	(0.26)%		(0.30)%		(0.39)%		(0.04)%	(0.20)%

Portfolio turnover rate	44.57	%+¹	71.42	%¹	77.22	%¹	87.83	%¹	101.71%	35.19%

# Unaudited.

* Annualized.

+Not annualized.

^Amount represents less than $0.01 per share.

¹ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 87

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2012#		2011		2010		2009		2008	2007
Net asset value, beginning of period	$12.58		$15.05		$13.05		$9.47		$18.68	$18.74

Income from investment operations:
Net investment income	0.13		0.11		0.07		0.06		0.32	0.20

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.06		(2.55)		2.00		3.59		(8.77)	3.81

Total income (loss) from investment operations	0.19		(2.44)		2.07		3.65		(8.45)	4.01

Less distributions:
From net investment income	—		(0.03)		(0.07)		(0.07)		(0.39)	(0.20)

From net realized gain	—		—		—		—		(0.37)	(3.87)

Total distributions	—		(0.03)		(0.07)		(0.07)		(0.76)	(4.07)

Redemption fee proceeds	—	^	—	^	—	^	—	^	— ^	— ^

Net asset value, end of period	$12.77		$12.58		$15.05		$13.05		$9.47	$18.68

Total return	1.51	%+	(16.24)%		15.86%		38.54%		(45.47)%	20.75%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,123.1		$1,173.6		$1,449.0		$1,241.0		$893.9	$2,071.0

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.31	%*	1.26%		1.28%		1.27%		1.22%	1.19%

After fees waived and expenses paid indirectly	1.16	%*	1.11%		1.14%		1.15%		1.07%	1.03%

Ratio of net investment income to average net assets:	1.86	%*	0.73%		0.51%		0.53%		2.19%	0.88%

Portfolio turnover rate	73.67	%+¹	127.07	%¹	98.74	%¹	104.05	%¹	113.63%	92.66%

# Unaudited.

* Annualized.

+Not annualized.

^Amount represents less than $0.01 per share.

¹ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

88 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2012#		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.68		$11.65	$10.53	$7.35	$15.09	$16.34

Income from investment operations:
Net investment income	0.06		0.09	0.06	–– ^	0.06	0.08

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.34		0.01	1.13	3.24	(7.17)	(0.42)

Total income (loss) from investment operations	0.40		0.10	1.19	3.24	(7.11)	(0.34)

Less distributions:
From net investment income	––		(0.07)	(0.07)	(0.06)	(0.14)	––

From net realized gain	––		––	––	––	(0.49)	(0.91)

Total distributions	––		(0.07)	(0.07)	(0.06)	(0.63)	(0.91)

Redemption fee proceeds	––	^	–– ^	–– ^	–– ^	–– ^	–– ^

Net asset value, end of period	$12.08		$11.68	$11.65	$10.53	$7.35	$15.09

Total return	3.42	%+	0.88%	11.30%	44.04%	(47.35)%	(2.34)%

Ratios/supplemental data:
Net assets, end of period (millions)	$83.4		$86.5	$102.1	$109.9	$90.5	$342.2

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.43	%*	1.39%	1.40%	1.45%	1.29%	1.23%

After fees waived and expenses paid indirectly	1.41	%*	1.36%	1.37%	1.42%	1.27%	1.21%

Ratio of net investment income (loss) to average net assets:	0.81	%*	0.61%	0.54%	(0.02)%	0.54%	0.45%

Portfolio turnover rate	17.41	%+	18.59%	41.67%	48.20%	38.76%	24.42%

# Unaudited.

* Annualized.

+Not annualized.

^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 89

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2012#		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.91		$12.85	$10.51	$6.98	$13.36	$14.86

Income from investment operations:
Net investment loss	(0.07)		(0.15)	(0.08)	(0.07)	(0.02)	(0.06)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	1.04		0.21	2.42	3.60	(5.96)	0.35

Total income (loss) from investment operations	0.97		0.06	2.34	3.53	(5.98)	0.29

Less distributions:
From net realized gain	—		—	—	—	(0.40)	(1.79)

Total distributions	—		—	—	—	(0.40)	(1.79)

Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^

Net asset value, end of period	$13.88		$12.91	$12.85	$10.51	$6.98	$13.36

Total return	7.59	%+	0.47%	22.26%	50.57%	(44.81)%	1.64%

Ratios/supplemental data:
Net assets, end of period (millions)	$69.5		$70.6	$85.1	$85.6	$89.4	$245.1

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.58	%*	1.54%	1.56%	1.63%	1.39%	1.32%

After fees waived and expenses paid indirectly	1.57	%*	1.54%^^	1.55%	1.62%	1.39%	1.31%

Ratio of net investment loss to average net assets:	(0.09	)%*	(1.06)%	(0.62)%	(0.73)%	(0.15)%	(0.40)%

Portfolio turnover rate	71.41	%+	125.18%	113.76%	131.36%	142.21%	130.65%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
^^	Percentage impact rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

90 Litman Gregory Funds Trust

Litman Gregory Masters Focused Opportunities Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2012#		2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.97		$9.67	$8.46	$5.69	$11.48	$11.02

Income from investment operations:
Net investment gain	0.05		0.08	0.06	0.01	0.01	0.09

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.79		0.27	1.22	2.79	(5.66)	0.77

Total income (loss) from investment operations	0.84		0.35	1.28	2.80	(5.65)	0.86

Less distributions:
From net investment income	—		(0.05)	(0.07)	(0.03)	(0.08)	—

From net realized gain	—		—	—	—	(0.06)	(0.40)

Total distributions	—		(0.05)	(0.07)	(0.03)	(0.14)	(0.40)

Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^

Net asset value, end of period	$10.81		$9.97	$9.67	$8.46	$5.69	$11.48

Total return	8.43	%+	3.62%	15.13%	49.28%	(49.34)%	7.73%

Ratios/supplemental data:
Net assets, end of period (millions)	$57.4		$57.0	$65.5	$64.2	$51.2	$117.8

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.46	%*	1.44%	1.45%	1.50%	1.36%	1.34%

After fees waived and expenses paid indirectly	1.36	%*	1.34%	1.35%	1.40%	1.28%	1.26%

Ratio of net investment income to average net assets:	0.80	%*	0.70%	0.67%	0.19%	0.28%	0.72%

Portfolio turnover rate	5.35	%+	33.11%	45.47%	62.70%	72.09%	45.66%

# Unaudited.

* Annualized.

+Not annualized.

^Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 91

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		September 30, 2011**
	Ended		through
	June 30, 2012#		December 31, 2011
Net asset value, beginning of period	$10.32		$10.00

Income from investment operations:
Net investment gain	0.14		0.03

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.26		0.31

Total income from investment operations	0.40		0.34

Less distributions:
From net investment income	(0.10)		(0.02)

From net realized gain	––		––	^

Total distributions	(0.10)		(0.02)

Redemption fee proceeds	––	^	––

Net asset value, end of period	$10.62		$10.32

Total return	3.88	%+	3.41	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$265.0		$152.0

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	2.07	%*[3]	2.08	%*[2,3]

After fees waived and expenses paid indirectly	1.78	%*[3]	1.61	%*[3]

Expenses incurred in connection with interest and dividend expense	0.29%		0.12%

Ratio of net investment income (loss) to average net assets:	3.15	%*[3]	1.51	%*[3]

Portfolio turnover rate	75.42	%+¹	34.19	%+[1]

*	Annualized.
#	Unaudited.
+Not	annualized.
**Commenced	operations on September 30, 2011.
^Amount	represents less than $0.01 per share.

1	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2	Does not include the impact of approximately $85,414 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.41%.
3	Includes Interest & Dividend expense. See above for the ratios of such expenses to average net assets for the periods presented.

The accompanying notes are an integral part of these financial statements.

92 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2012#		2011	2010		2009**
Net asset value, beginning of period	$12.37		$12.94	$10.87		$8.32

Income from investment operations:
Net investment loss	(0.11)		(0.02)	(0.03)		(0.03)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.60		(0.55)	2.10		2.58

Total income (loss) from investment operations	0.49		(0.57)	2.07		2.55

Less distributions:

From net investment income	—		—	—		—

From net realized gain	—		—	—		—

Total distributions	—		—	—		—

Redemption fee proceeds	—		—	—	^	—

Net asset value, end of period	$12.86		$12.37	$12.94		$10.87

Total return	3.96	%+	(4.40)%	19.04%		30.65	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$116.7		$319.3	$141.6		$4.5

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.55	%*	1.53%	1.54%		1.57	%*

After fees waived and expenses paid indirectly	1.53	%*	1.51%	1.52%		1.56	%*

Ratio of net investment loss to average net assets:	(0.49	)%*	(0.46)%	(0.51)%		(0.70	)%*

Portfolio turnover rate	44.57	%+¹	71.42%	77.22	%¹	87.83	%+¹

# Unaudited.

* Annualized.

+Not annualized.

**Commenced operations on April 30, 2009.

^Amount represents less than $0.01 per share.

1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 93

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2012#		2011	2010		2009**
Net asset value, beginning of period	$12.53		$15.03	$13.04		$9.85

Income from investment operations:
Net investment income	0.11		0.07	0.04		—

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.06		(2.54)	1.99		3.25

Total income (loss) from investment operations	0.17		(2.47)	2.03		3.25

Less distributions:
From net investment income	—		(0.03)	(0.04)		(0.06)

From net realized gain	—		—	—		—

Total distributions	—		(0.03)	(0.04)		(0.06)

Redemption fee proceeds	—		— ^	—	^	—

Net asset value, end of period	$12.70		$12.53	$15.03		$13.04

Total return	1.36	%+	(16.46)%	15.58%		32.97	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$243.8		$240.8	$243.2		$152.3

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.56	%*	1.51%	1.53%		1.51	%*

After fees waived and expenses paid indirectly	1.41	%*	1.36%	1.39%		1.39	%*

Ratio of net investment income (loss) to average net assets:	1.63	%*	0.46%	0.22%		(0.10	)%*

Portfolio turnover rate	73.67	%+¹	127.07%	98.74	%¹	104.05	%+¹

# Unaudited.

* Annualized.

+Not annualized.

**Commenced operations on April 30, 2009.

^Amount represents less than $0.01 per share.

1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

94 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		September 30, 2011**
	Ended		through
	June 30, 2012#		December 31, 2011
Net asset value, beginning of period	$10.32		$10.00

Income from investment operations:
Net investment income	0.13		0.02

Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.25		0.32

Total income from investment operations	0.38		0.34

Less distributions:
From net investment income	(0.09)		(0.02)

From net realized gain	––		––	^

Total distributions	(0.09)		(0.02)

Redemption fee proceeds	––	^	––

Net asset value, end of period	$10.61		$10.32

Total return	3.67	%+	3.39	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$42.2		$17.2

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	2.32%*[3]		2.33	%*[2,3]

After fees waived and expenses paid indirectly	2.03%*[3]		1.86%*[3]

Expenses incurred in connection with interest and dividend expense	0.29%		0.12%

Ratio of net investment income (loss) to average net assets:	3.02%*[3]		1.41%*[3]

Portfolio turnover rate	75.42	%+¹	34.19	%+¹

# Unaudited.

* Annualized.

+Not annualized.

**Commenced operations on September 30, 2011.

^Amount represents less than $0.01 per share.

1	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2	Does not include the impact of approximately $85,414 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.41%.
3	Includes Interest & Dividend expense. See above for the ratios of such expenses to average net assets for the periods presented.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 95

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of five separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”).

Litman Gregory Masters Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

Litman Gregory Masters International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

Litman Gregory Masters Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). Both classes commenced operations on September 30, 2011.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees.In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security.Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. At June 30, 2012 fair value factors were not used to price any of the securities within the portfolio.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

96 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

B.	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined.Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.As of June 30, 2012, there were restricted securities held in the Smaller Companies Fund and Alternative Strategies Fund. The value of these securities were $674,176 or 1.0% in the Smaller Companies and $29,359,462 or 9.6% in the Alternative Strategies Fund, respectively of the Fund’s net assets. The Advisor has deemed all restricted securities liquid, except three securities in the Alternative Strategies Fund, which were valued at $2,025,094 or 0.7% of net assets. The acquisition date were 11/21/2011, 02/10/2012, and 05/10/2012 with a net cost of $2,027,027.

D.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statement of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock

Notes to Financial Statements 97

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

98 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.	Financial futures contracts. The company invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the company intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the company is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the company each day, depending on the daily fluctuations in the fair value of the underlying security. The company recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the company may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

G.	Short sales. The company may sell a security it does not own in anticipation of a decline in the fair value of that security. When the company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

H.	Credit default swaps. The company may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the statement of operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

I.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2011, and has determined that no provision for income tax is required in the Fund’s financial statements. Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

J.	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

K.	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

L.	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

Notes to Financial Statements 99

including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

M.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

N.	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

O.	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

P.	Restricted Cash. At June 30, 2012, the fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statement of Assets and Liabilities. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million

International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million

Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Alternative Strategies Fund	1.40% on the first $2 billion and
1.30% on assets between $2 and $3 billion
1.25% on assets between $3 and $4 billion
1.20% on assets in excess of $4 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2013 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2012, the amount waived, contractual and voluntary, was $28,997, $1,075,246, $10,714, $2,909, $30,598 and $361,689 for Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2013, Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 1.49%. Certain service providers agreed to reduce all or a portion of their fees in the Alternative Strategies Fund for the first six months of operations. For the period ended December 31, 2011, these waived fees totaled $85,414.

100 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $51,850 annually for the services of the CCO.

No Managers used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2012.

During the six months ended June 30, 2012, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000.

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2012, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$134,603,497	$158,205,400
International Fund	$1,003,426,387	$1,097,834,347
Value Fund	$14,874,225	$21,077,552
Smaller Companies Fund	$45,901,492	$53,124,464
Focused Opportunities Fund	$3,054,441	$8,958,322
Alternative Strategies Fund	$319,686,428	$164,233,911

Note 5 – Fair Value of Financial Instruments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible referred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements 101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of June 30, 2012. These assets are measured on a recurring basis.

Equity Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$270,856,681	$—	$—	$270,856,681
Depository Receipts	$11,325,221	$—	$—	$11,325,221
Total Equity	$282,181,902	$—	$—	$282,181,902
Short-Term Investments	$—	$—	$—	$—
Total Investments in Securities	$282,181,902	$—	$—	$282,181,902
Other Financial instruments*	$(64)	$—	$—	$(64)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the

There are no significant transfers between Level 1 and Level 2 for all of the funds as of June 30, 2012.

International Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$237,863,560	$954,932,519	$—	$1,192,796,079
Depository Receipts	$42,007,544	$2,010,844	$—	$44,018,388
Real Estate Investment Trusts	$—	$18,624,271	$—	$18,624,271
Total Equity	$279,871,104	$975,567,634	$—	$1,255,438,738
Short-Term Investments	$—	$132,754,000	$—	$132,754,000
Total Investments in Securities	$279,871,104	$1,108,321,634	$—	$1,388,192,738
Other Financial instruments*	$4,231,241	$—	$—	$4,231,241

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Following is a reconciliation of investments in which quoted prices in active markets for identical prices (Level 1) were used in determining fair value for the International Fund:

					Change in
	Balance as of		Realized		unrealized		Transfers	Transfers
	December 31,		Gain		appreciation		into	out of	Balance as of
Description	2011	Purchase	(Loss)	Amortization	(depreciation)	Sales	Level 1*(1)	Level 1*(1)	June 30, 2012
Equity
Common Stock	$1,210,193,885	$219,350,566	$5,854,872	$—	$(10,030,928)	$(424,805,601)	$—	$(762,699,235)	$237,863,559
Total Common Stock	$1,210,193,885	$219,350,566	$5,854,872	$—	$(10,030,928)	$(424,805,601)	$—	$(762,699,235)	$237,863,559

*	The amount of transfers in are reflected at the securities’ fair value on the date of transfer.

102 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Following is a reconciliation of investments in which significant other observable inputs (Level 2) were used in determining fair value for the International Fund:

					Change in
	Balance as of		Realized		unrealized		Transfers	Transfers
	December 31,		Gain		appreciation		into	out of	Balance as of
Description	2011	Purchase	(Loss)	Amortization	(depreciation)	Sales	Level 2*(1)	Level 2*(1)	June 30, 2012
Equity
Common Stock	$10,564,718	$486,932,834	$(3,878,182)	$—	$37,749,533	$(339,135,619)	$762,699,235	$—	$954,932,519
Total Common Stock	$10,564,718	$486,932,834	$(3,878,182)	$—	$37,749,533	$(339,135,619)	$762,699,235	$—	$954,932,519

*	The amount of transfers in are reflected at the securities’ fair value on the date of transfer.

(1)	Transfers between Level 1 and Level 2 for the Litman Gregory Masters International Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. For June 30, 2012 the securities in the International Fund were adjusted using systematic fair valuation.

Value Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$76,233,820	$—	$—	$76,233,820
Depository Receipts	$3,489,984	$—	$—	$3,489,984
Total Equity	$79,723,804	$—	$—	$79,723,804
Total Investments in Securities	$79,723,804	$—	$—	$79,723,804
Other Financial instruments*	$147,582	$—	$—	$147,582

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

There are no significant transfers between Level 1 and Level 2 for all of the funds as of June 30, 2012.

Smaller Companies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$62,466,984	$813,676	$—	$63,280,660
Total Equity	$62,466,984	$813,676	$—	$63,280,660
Total Investments in Securities	$62,466,984	$813,676	$—	$63,280,660
Other Financial instruments*	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

There are no significant transfers between Level 1 and Level 2 for all of the funds as of June 30, 2012.

Notes to Financial Statements 103

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Focused Opportunities Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$54,445,780	$—	$—	$54,445,780
Total Equity	$54,445,780	$—	$—	$54,445,780
Total Investments in Securities	$54,445,780	$—	$—	$54,445,780
Other Financial instruments*	$131,203	$—	$—	$131,203

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

There are no significant transfers between Level 1 and Level 2 for all of the funds as of June 30, 2012.

Alternative Strategies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs		Total
Equity
Common Stock	$100,178,417	$—	$—		$100,178,417
Depository Receipts	$2,563,105	$—	$—		$2,563,105
Preferred Stock	$2,614,006	$—	$—		$2,614,006
Exchange Traded Funds	$177,151	$—	$—		$177,151
Total Equity	$105,532,679	$—	$—		$105,532,679
Short-Term Investments
Government Issues	$—	$1,825,451	$—		$1,825,451
Repurchase Agreements	$—	$53,427,000	$—		$53,427,000
Total Short-Term Investments	$—	$55,252,451	$—		$55,252,451
Fixed Income
Asset Backed Securities	$—	$7,281,679	$2,025,095	(2)	$9,306,774
Bank Loan	$—	$5,148,443	$167,900	(2)	$5,316,343
Convertible Bonds	$—	$3,700,437	$—		$3,700,437
Corporate Bonds	$—	$44,344,098	$—		$44,344,098
Government Securities & Agency Issues	$—	$4,018,058	$—		$4,018,058
Mortgage Backed Securities	$—	$84,596,394	$—		$84,596,394
Total Fixed Income	$—	$149,089,109	$2,192,995	**	$151,282,104
Purchased Options	$187,780		$—		$187,780
Total Investments in Securities	$105,720,459	$204,341,560	$2,192,995	**	$312,255,014
Other Financial instruments*
Forwards & Spot Contracts	$(355,863)	$—	$—		$(355,863)
Futures	$(48,504)	$—	$—		$(48,504)
Short Sales	$(11,267,846)	$—	$—		$(11,267,846)
Swaps - Total Return	$—	$(1,213,831)	$—		$(1,213,831)
Swaps - Credit Default	$—	$53,963	$—		$53,963
Written Options	$(36,810)	$—	$—		$(36,810)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	This security was not priced by a pricing service. The Advisor valued the security based upon information provided by the company regarding a pending merger and conversion value of shares.

(2)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor do not believe the prices provided by the pricing service accurately reflect the current fair value of these securities.

There are no significant transfers between Level 1 and Level 2 for all of the funds as of June 30, 2012.

104 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 2) were used in determining fair value for the Alternative Strategies Fund:

					Change in
	Balance as of		Realized		unrealized		Transfers	Transfers
	December 31,		Gain		appreciation		into	out of	Balance as of
Description	2011	Purchase	(Loss)	Amortization	(depreciation)	Sales	Level 2*	Level 2*	June 30, 2012
Fixed Income
Corporate Bonds	$13,004,043	$42,865,607	$504,318	$13,435	$103,804	$(12,147,109)	$—	$—	$44,344,098
Government Securities & Agency Issues	$799,958	$1,844,825	$—	$2,485	$(21,817)	$(800,000)	$—	$—	$1,825,451
Mortgage Backed Securities	$39,027,594	$45,410,586	$(1,101,986)	$(809,713)	$3,843,418	$(5,223,093)	$3,449,588	$—	$84,596,394
Total Fixed Income	$52,831,595	$90,121,018	$(597,668)	$(793,793)	$3,925,405	$(18,170,202)	$3,449,588	$—	$130,765,943

*	The amount of transfers in are reflected at the securities’ fair value on the date of transfer.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Alternative Strategies Fund:

					Change in
	Balance as of		Realized		unrealized		Transfers	Transfers
	December 31,		Gain		appreciation		into	out of	Balance as of
Description	2011	Purchase	(Loss)	Amortization	(depreciation)	Sales	Level 3*	Level 3*	June 30, 2012
Equity
Common Stock	$463,707	$—	$26,349	$—	$(21,505)	$(468,551)	$—	$—	$—
Total Equity	$463,707	$—	$26,349	$—	$(21,505)	$(468,551)	$—	$—	$—
Fixed Income Asset Backed Securities	$299,653	$1,800,484	$56,539	$1,954	$(1,901)	$(131,635)	$—	$—	$2,025,094
Bank Loan	$—	$167,900	$—	$—	$—	$—	$—	$—	$167,900
Convertible Bonds	$337,750	$—	$718	$—	$1,098	$(339,566)	$—	$—	$—

Mortgage Backed Securities	$3,449,588	$—	$—	$—	$—	$—	$—	$(3,449,588)	$—
Total Fixed Income	$4,086,991	$1,968,384	$57,257	$1,954	$(803)	$(471,201)	$—	$(3,449,588)	$2,192,994
Total Investments in Securities	$4,550,698	$1,968,384	$83,606	$1,954	$(22,308)	$(939,752)	$—	$(3,449,588)	$2,192,994

* The amount of transfers in are reflected at the securities’ fair value on the date of transfer.

The following table summarizes the quantitative inputs and assumptions used for items categorized as transfers into and out of Level 2 of the fair value hierarchy as well as items categorized as Level 3, transfers into Level 3, and transfers out of Level 3 of the fair value hierarchy as of June 30, 2012.

	Fair Value at
Financial Assets	June 30, 2012	Valuation Techniques	Unobservable Inputs	Ranges
Asset Backed Securities	$2,025,094	Discounted Cash Flows	Constant Default Rate	30%-45%
			Loss Severity	45%-55%
			Constant Prepayment Rate	0%

Bank Loans	167,900	Single Broker Quote	Price (Bid/Ask)	100-101

Notes to Financial Statements 105

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Income Taxes and Distributions to Shareholders

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

As of December 31, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

					Focused	Alternative
	Equity	International	Value	Smaller Co	Opportunities	Strategies
	Fund	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	291,917,571	1,600,568,922	77,772,486	54,538,948	50,752,402	158,830,695
Gross Tax Unrealized Appreciation	61,215,664	100,500,675	19,170,465	14,154,461	11,740,682	3,510,913
Gross Tax Unrealized Depreciation	(45,721,089)	(228,356,837)	(13,643,704)	(3,945,373)	(6,697,137)	(934,443)
Net Tax unrealized appreciation (depreciation) on investments	15,494,575	(127,856,162)	5,526,761	10,209,088	5,043,545	2,576,470
Net Tax unrealized appreciation (depreciation) on forward contracts, foreign currency, swaps, & futures	(2,133)	(55,684)	(4,762)	—	(5,988)	(202,286)
Net Tax unrealized appreciation (depreciation)	15,492,442	(127,911,846)	5,521,999	10,209,088	5,037,557	2,374,184
Undistributed ordinary Income	—	6,734,244	663,627	—	585,002	439,198
Capital Loss Carry Forward	(16,124,889)	(256,590,101)	(37,251,708)	(62,247,585)	(23,875,838)	—
Post-October Currency Losses	(140)	—	—	—	—	—
Post-October Capital Losses	—	(88,580,725)	—	(655,049)	—	(72,775)
Other Accumulated Losses	—	—	—	—	—	(32,628)
Total accumulated gain/(loss)	(632,587)	(466,348,428)	(31,066,082)	(52,693,546)	(18,253,279)	2,707,979

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2011, the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss
Carryover Utilized
Equity Fund	22,755,216
International Fund	102,448,231
Value Fund	1,599,848
Smaller Companies Fund	8,031,111
Focused Opportunities Fund	65,082,383
Alternative Strategies Fund	N/A

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires
Equity Fund	—	12/31/16	16,124,889	12/31/17
International Fund	33,453,061	12/31/16	223,137,040	12/31/17
Value Fund	18,717,996	12/31/16	18,533,711	12/31/17
Smaller Companies Fund	31,605,281	12/31/16	30,642,304	12/31/17
Focused Opportunities Fund	—	12/31/16	23,875,837	12/31/17
Alternative Strategies Fund	—	12/31/16	—	12/31/17

106 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2011, the following table shows the reclassifications made:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income/(Loss)	Realized Gain/(Loss)	Capital
Equity Fund	873,500	61,396	(934,896)
International Fund	(10,100,576)	10,100,578	(2)
Value Fund	(135,638)	135,638	—
Smaller Companies Fund	835,454	(78)	(835,376)
Focused Opportunities Fund	(38,384)	38,384	—
Alternative Strategies Fund	127,101	(127,101)	—

The permanent differences primarily relate to Paydown adjustments.

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2011 and the six months ended June 30, 2012 were as follows:

	Six Months Ended June 30, 2012		2011
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
Equity Fund	$—	$—	$—	$—
International Fund	$—	$—	$3,035,314	$—
Value Fund	$—	$—	$531,433	$—
Smaller Companies Fund	$—	$—	$—	$—
Focused Opportunities Fund	$—	$—	$281,808	$—
Alternative Strategies Fund	$2,650,895	$—	$312,416	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2011.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and PFIC adjustments.

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

Notes to Financial Statements 107

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward rate on the date the contract is entered into. At June 30, 2012, the Funds had the following forward contracts outstanding:

Litman Gregory Masters International Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2012	Delivering	June 30, 2012	Appreciation	Depreciation
8/1/2012	3,699,000	U.S. Dollar	$4,686,963	Euro Currency	$4,859,746	$—	$(172,783)
8/1/2012	8,105,300	U.S. Dollar	10,270,139	Euro Currency	10,025,121	245,018	—
8/1/2012	27,020,300	Euro Currency	35,411,184	U.S. Dollar	34,237,134	1,174,050	—
9/19/2012	860,000,000	U.S. Dollar	10,785,777	Japanese Yen	11,131,245	—	(345,468)
9/19/2012	555,000,000	U.S. Dollar	6,960,589	Japanese Yen	7,161,290	—	(200,701)
9/19/2012	340,000,000	U.S. Dollar	4,264,145	Japanese Yen	4,249,894	14,251	—
9/19/2012	610,000,000	Japanese Yen	8,041,022	U.S. Dollar	7,650,377	390,645	—
9/19/2012	820,000,000	Japanese Yen	10,741,842	U.S. Dollar	10,284,113	457,729	—
9/19/2012	3,067,000,000	Japanese Yen	40,275,771	U.S. Dollar	38,465,092	1,810,679	—
12/19/2012	21,500,000	Swiss Franc	23,623,518	U.S. Dollar	22,772,306	851,212	—
12/19/2012	6,100,000	Swiss Franc	6,376,085	U.S. Dollar	6,460,980	—	(84,895)
			$161,437,035		$157,297,298	$4,943,584	$(803,847)

Litman Gregory Masters Value Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2012	Delivering	June 30, 2012	Appreciation	Depreciation
7/17/2012	176,000	U.S. Dollar	$222,981	Euro Currency	$230,292	$—	$(7,311)
7/17/2012	143,870	U.S. Dollar	182,275	Euro Currency	187,529	—	(5,254)
7/17/2012	135,570	U.S. Dollar	171,759	Euro Currency	172,372	—	(613)
7/17/2012	86,900	U.S. Dollar	110,097	Euro Currency	107,496	2,601	—
7/17/2012	82,326	U.S. Dollar	104,303	Euro Currency	102,504	1,799	—
7/17/2012	2,442,861	Euro Currency	3,202,053	U.S. Dollar	3,094,957	107,096	—
7/17/2012	111,700	Euro Currency	138,747	U.S. Dollar	141,517	—	(2,770)
7/17/2012	62,100	Euro Currency	78,583	U.S. Dollar	78,677	—	(94)
8/16/2012	132,000	U.S. Dollar	207,025	Pound Sterling	208,556	—	(1,531)
8/16/2012	114,700	U.S. Dollar	179,893	Pound Sterling	176,925	2,968	—
8/16/2012	3,804,724	Pound Sterling	6,019,074	U.S. Dollar	5,967,232	51,842	—
8/16/2012	125,000	Pound Sterling	194,896	U.S. Dollar	196,047	—	(1,151)
			$10,811,686		$10,664,104	$166,306	$(18,724)

Litman Gregory Masters Focused Opportunities Fund

						Asset	Liability
						Derivatives	Derivatives
			U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Fund Receiving	June 30, 2012	Delivering	June 30, 2012	Appreciation	Depreciation
7/17/2012	233,000	U.S. Dollar	$295,197	Euro Currency	$304,876	$—	$(9,679)
7/17/2012	157,450	U.S. Dollar	199,480	Euro Currency	205,230	—	(5,750)
7/17/2012	164,013	U.S. Dollar	207,795	Euro Currency	208,536	—	(741)
7/17/2012	118,510	U.S. Dollar	150,145	Euro Currency	146,598	3,547	—
7/17/2012	2,807,886	Euro Currency	3,680,521	U.S. Dollar	3,557,421	123,100	—
7/17/2012	91,200	Euro Currency	113,283	U.S. Dollar	115,545	—	(2,262)
7/17/2012	75,900	Euro Currency	96,046	U.S. Dollar	96,161	—	(115)
8/16/2012	89,000	U.S. Dollar	139,585	Pound Sterling	140,617	—	(1,032)
8/16/2012	1,850,199	Pound Sterling	2,927,015	U.S. Dollar	2,901,805	25,210	—
8/16/2012	74,000	Pound Sterling	115,566	U.S. Dollar	116,060	—	(494)
8/16/2012	63,000	Pound Sterling	98,228	U.S. Dollar	98,808	—	(580)
			$8,022,861		$7,891,657	$151,857	$(20,653)

108 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Litman Gregory Masters Alternative Strategies Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at		U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2012	Fund Delivering	June 30, 2012	Appreciation	Depreciation
9/14/2012	75,000	U.S. Dollar	$76,265	Australian Dollar	$73,910	$2,355	$—
9/14/2012	70,000	U.S. Dollar	71,180	Australian Dollar	69,294	1,886	—
9/14/2012	450,000	U.S. Dollar	457,587	Australian Dollar	451,785	5,802	—
9/14/2012	70,000	U.S. Dollar	71,180	Australian Dollar	69,437	1,743	—
9/14/2012	2,770,200	Australian Dollar	2,721,555	U.S. Dollar	2,816,904	—	(95,349)
9/14/2012	150,000	Australian Dollar	148,477	U.S. Dollar	152,529	—	(4,052)
9/14/2012	280,000	Australian Dollar	283,172	U.S. Dollar	284,721	—	(1,549)
9/14/2012	50,000	Australian Dollar	50,596	U.S. Dollar	50,843	—	(247)
9/14/2012	90,000	Australian Dollar	89,759	U.S. Dollar	91,517	—	(1,758)
9/14/2012	75,000	Australian Dollar	74,921	U.S. Dollar	76,265	—	(1,344)
9/14/2012	120,000	Australian Dollar	119,984	U.S. Dollar	122,023	—	(2,039)
9/14/2012	140,000	Australian Dollar	139,964	U.S. Dollar	142,360	—	(2,396)
9/14/2012	110,000	Australian Dollar	109,262	U.S. Dollar	111,854	—	(2,592)
9/14/2012	660,000	Australian Dollar	671,462	U.S. Dollar	671,127	335	—
7/11/2012	335,000	U.S. Dollar	166,445	Brazilian Real	165,106	1,339	—
9/14/2012	850,000	Brazilian Real	410,370	U.S. Dollar	417,434	—	(7,064)
11/5/2012	1,400,000	U.S. Dollar	682,562	Brazilian Real	705,468	—	(22,906)
11/5/2012	200,000	U.S. Dollar	97,509	Brazilian Real	97,704	—	(195)
11/5/2012	1,600,000	Brazilian Real	763,359	U.S. Dollar	780,071	—	(16,712)
7/23/2012	350,000	U.S. Dollar	343,307	Canadian Dollar	343,373	—	(66)
7/23/2012	350,000	Canadian Dollar	343,238	U.S. Dollar	343,307	—	(69)
9/14/2012	70,000	U.S. Dollar	68,581	Canadian Dollar	68,043	538	—
9/14/2012	35,000	U.S. Dollar	34,290	Canadian Dollar	33,998	292	—
9/14/2012	1,800,000	U.S. Dollar	1,763,506	Canadian Dollar	1,756,351	7,155	—
9/14/2012	200,000	U.S. Dollar	195,945	Canadian Dollar	195,913	32	—
9/14/2012	200,000	U.S. Dollar	195,945	Canadian Dollar	194,255	1,690	—
9/14/2012	1,660,000	U.S. Dollar	1,626,344	Canadian Dollar	1,619,188	7,156	—
9/14/2012	110,000	U.S. Dollar	107,770	Canadian Dollar	107,036	734	—
9/14/2012	10,307,000	Canadian Dollar	9,996,150	U.S. Dollar	10,098,030	—	(101,880)
9/14/2012	350,000	Canadian Dollar	340,649	U.S. Dollar	342,904	—	(2,255)
9/14/2012	600,000	Canadian Dollar	588,647	U.S. Dollar	587,835	812	—
9/14/2012	260,000	Canadian Dollar	252,918	U.S. Dollar	254,728	—	(1,810)
9/14/2012	1,800,000	Canadian Dollar	1,764,896	U.S. Dollar	1,763,506	1,390	—
7/5/2012	1,265,000,000	U.S. Dollar	708,425	Colombian Peso	700,055	8,370	—
7/5/2012	1,265,000,000	Colombian Peso	684,894	U.S. Dollar	708,425	—	(23,531)
7/27/2012	405,000,000	Colombian Peso	224,888	U.S. Dollar	225,982	—	(1,094)
8/3/2012	1,270,000,000	Colombian Peso	698,570	U.S. Dollar	707,813	—	(9,243)
8/6/2012	1,265,000,000	Colombian Peso	695,820	U.S. Dollar	704,677	—	(8,857)
7/2/2012	1,100,000	U.S. Dollar	1,393,479	Euro Currency	1,367,410	26,069	—
7/2/2012	1,100,000	Euro Currency	1,363,362	U.S. Dollar	1,393,479	—	(30,117)
7/3/2012	135,000	U.S. Dollar	171,018	Euro Currency	168,740	2,278	—
7/3/2012	135,000	Euro Currency	169,213	U.S. Dollar	171,018	—	(1,805)
7/5/2012	1,115,000	Euro Currency	1,382,009	U.S. Dollar	1,412,504	—	(30,495)
7/6/2012	207,000	Euro Currency	256,278	U.S. Dollar	262,233	—	(5,955)
7/9/2012	558,000	Euro Currency	695,809	U.S. Dollar	706,907	—	(11,098)
7/16/2012	170,000	Euro Currency	212,033	U.S. Dollar	215,378	—	(3,345)
7/17/2012	90,000	Euro Currency	113,153	U.S. Dollar	114,024	—	(871)
7/18/2012	501,000	Euro Currency	631,407	U.S. Dollar	634,742	—	(3,335)
7/26/2012	181,000	Euro Currency	227,112	U.S. Dollar	229,332	—	(2,220)
8/2/2012	1,100,000	Euro Currency	1,367,740	U.S. Dollar	1,393,809	—	(26,069)
9/7/2012	135,000	Euro Currency	168,839	U.S. Dollar	171,122	—	(2,283)
9/14/2012	15,000	U.S. Dollar	19,015	Euro Currency	18,910	105	—
9/14/2012	1,940,000	Euro Currency	2,421,219	U.S. Dollar	2,459,281	—	(38,062)
9/14/2012	140,000	Euro Currency	176,193	U.S. Dollar	177,474	—	(1,281)
9/14/2012	3,000	Euro Currency	3,819	U.S. Dollar	3,803	16	—
9/14/2012	6,000	Euro Currency	7,456	U.S. Dollar	7,606	—	(150)

Notes to Financial Statements 109

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at		U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2012	Fund Delivering	June 30, 2012	Appreciation	Depreciation
9/14/2012	65,000	Euro Currency	82,318	U.S. Dollar	82,399	—	(81)
9/14/2012	12,500,000	U.S. Dollar	1,611,787	Hong Kong Dollar	1,612,279	—	(492)
9/14/2012	13,865,000	Hong Kong Dollar	1,787,428	U.S. Dollar	1,787,794	—	(366)
9/14/2012	2,000,000	U.S. Dollar	25,082	Japanese Yen	25,235	—	(153)
9/14/2012	480,000	U.S. Dollar	6,019	Japanese Yen	6,105	—	(86)
9/14/2012	700,000	U.S. Dollar	8,779	Japanese Yen	8,803	—	(24)
9/14/2012	1,500,000	U.S. Dollar	18,811	Japanese Yen	18,661	150	—
9/14/2012	630,000	U.S. Dollar	7,901	Japanese Yen	7,915	—	(14)
9/14/2012	165,540,000	Japanese Yen	2,084,388	U.S. Dollar	2,075,996	8,392	—
9/14/2012	600,000	Japanese Yen	7,572	U.S. Dollar	7,524	48	—
9/14/2012	2,300,000	Japanese Yen	29,112	U.S. Dollar	28,844	268	—
9/14/2012	2,000,000	Japanese Yen	24,937	U.S. Dollar	25,081	—	(144)
9/14/2012	1,300,000	Japanese Yen	16,328	U.S. Dollar	16,303	25	—
9/14/2012	10,900,000	Japanese Yen	136,600	U.S. Dollar	136,694	—	(94)
7/6/2012	17,300,000	U.S. Dollar	1,289,446	Mexican Peso	1,197,398	92,048	—
7/6/2012	17,300,000	Mexican Peso	1,229,086	U.S. Dollar	1,289,446	—	(60,360)
8/2/2012	465,000	U.S. Dollar	729,322	Pound Sterling	750,896	—	(21,574)
8/2/2012	465,000	Pound Sterling	755,197	U.S. Dollar	729,322	25,875	—
9/4/2012	195,000	Pound Sterling	302,718	U.S. Dollar	305,817	—	(3,099)
9/14/2012	15,000	U.S. Dollar	23,524	Pound Sterling	23,349	175	—
9/14/2012	4,000	U.S. Dollar	6,273	Pound Sterling	6,299	—	(26)
9/14/2012	470,000	Pound Sterling	729,985	U.S. Dollar	737,077	—	(7,092)
8/9/2012	100,000	Swiss Franc	109,709	U.S. Dollar	105,522	4,187	—
			$49,641,868		$49,998,302	$201,265	$(557,699)

The Equity and Smaller Companies Fund do not have outstanding forward exchange contracts as of June 30, 2012.

Note 8 – Written Options Contracts

The premium amount and the number of option contracts written during the six month period ended June 30, 2012 were as follows:

	Alternative Strategies Fund
	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2011	$112,620	733
Options written	908,566	11,349
Options closed	(52,607)	(256)
Options exercised	(433,170)	(3,725)
Options expired	(481,132)	(7,232)
Options outstanding at June 30, 2012	54,277	869

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund, and Alternative Strategies Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2012, the Equity, International, and Alternative Strategies Investor Classes incurred $358, $319,155, and $40,101, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the higher of the federal funds rate or overnight libor plus 1.25% per annum. As compensation for holding available the lending commitment, the Trust pays 0.12% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. For the six months ended June 30, 2012, there was $6,500,000 borrowing.

110 Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 11 – Other Derivative Information

At June 30, 2012, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Equity Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$0	Unrealized loss on forward exchange contracts	$64
	Total		$0		$64

International Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$5,064,522	Unrealized loss on forward exchange contracts	$833,281
	Total		$5,064,522		$833,281

Value Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$166,306	Unrealized loss on forward exchange contracts	$18,724
	Total		$166,306		$18,724

Focused Opportunities Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$151,857	Unrealized loss on forward exchange contracts	$20,653
	Total		$151,857		$20,653

Alternative Strategies Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized gain on forward exchange contracts	$203,998	Unrealized loss on forward exchange contracts	$559,862
	Unrealized gain on swaps	$187,071	Unrealized loss on swaps	$637,792
Total		$391,069		$1,197,654

For the six months ended June 30, 2012, the effect of derivative contracts on the Funds’ Statement of Operations were as follows:

Equity Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(30,143)	$(30,143)	Foreign exchange contracts		$(64)	$(64)
	Total	$(30,143)	$(30,143)		Total	$(64)	$(64)

International Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$6,962,319	$6,962,319	Foreign exchange contracts		$(4,229,134)	$(4,229,134)
	Total	$6,962,319	$6,962,319		Total	$(4,229,134)	$(4,229,134)

Notes to Financial Statements 111

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Value Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$195,122	$195,122	Foreign exchange contracts		$(177,983)	$(177,983)
	Total	$195,122	$195,122		Total	$(177,983)	$(177,983)

Focused Opportunities Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$173,006	$173,006	Foreign exchange contracts		$(138,129)	$(138,129)
	Total	$173,006	$173,006		Total	$(138,129)	$(138,129)

Alternative Strategies Fund

Net Realized Gain (Loss) on Derivative Instruments
Statement of Operations Location	Foreign Currency Transactions	Options	Futures	Swap Contracts	Short Sales
Credit	$765,564	—	—	$238,665	—
Equity	—	$487,374	$27,991	$(467,116)	—
Foreign Exchange Rate	—	—	—	—	—

Alternative Strategies Fund

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Statement of Operations Location	Foreign Currency Transactions	Options	Futures	Swap Contracts	Short Sales
Credit	$(273,081)	—	—	$(230,343)	—
Equity	—	$21,207	$(50,715)	$(233,745)	$353,969
Foreign Exchange Rate	—	$(12,373)	—	—	—

Note 12 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Asset-backed securities investment risk. The risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

112 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of its assets in stocks of companies based outside of the United States.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss.To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Multi-Strategy Management Risk. This is the risk that the Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•	Unfavorable Tax Treatment Risk: This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

Notes to Financial Statements 113

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Non-Diversification Risk. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Note 13 – Subsequent Events

The funds have evaluated subsequent events through the issuance of the financial statements and determined that no subsequent events have occurred that require disclosure.

Note 14 – Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

114 Litman Gregory Funds Trust

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Other Information 115

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Barclays Capital U.S. Mortgage-Backed Securities Index

Barclays Capital U.S. Mortgage-Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

The Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index shows the market’s expectation of 30-day volatility.

The Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

The HFRI Event Driven Index

The HFRI Event Driven Index maintains positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

The HFRI Merger Arbitrage Index

The HFRI Merger Arbitrage Index is a fund weighted (equal weighted) index that measures the net of fees performance of hedge funds that invest in merger arbitrage strategies. Merger Arbitrage strategies typically employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

LIBOR

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Lipper International Large-Cap Core Funds Index

Lipper International Large-Cap Core Funds Index measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Funds Index

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Large-Cap Value Funds Index

Lipper Large-Cap Value Funds Index measures the performance of the 30 largest mutual funds that invest in the large-cap value range, as determined by Lipper, Inc. Lipper categorizes Value Funds as those that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Funds Index

Lipper Small-Cap Core Funds Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI All Country World ex U.S. Index

MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI All Country World ex U.S. Growth Index

MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

116 Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

MSCI All Country World ex U.S. Value Index

MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

MSCI EAFE Index (Europe, Australasia, Far East)

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index

MSCI Emerging Markets Index measures the equity market performance of 21 emerging market countries.

MSCI World ex U.S. Index

MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

NASDAQ Composite Index

NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange.

PrimeX

PrimeX indexes serve as standardized, diverse, and liquid tools referencing securitized non-Agency fixed-rate or hybrid adjustable rate mortgage loans. The indexes currently reference 2005, 2006, and 2007 vintages. The PrimeX.FRM.1 Index references fixed-rate mortgage loans issued between 1/1/2005 and 6/30/2006. The PrimeX.FRM.2 Index references fixed-rate mortgage loans issued between 7/1/2006 and 12/31/2007.

Russell 1000 Growth Index

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index

Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000 Value Index

Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index

Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index

S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P 500 Equal Weight Index

S&P 500 Equal Weight Index has the same 500 stocks as the capitalization-weighted S&P 500, but each company in the index is allocated a fixed weight of 0.20%.

S&P Global (ex U.S.) LargeMidCap Index

S&P Global (ex U.S.) LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Index Definitions 117

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

2.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

3.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

4.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

5.	Capex (capital expenditures) are expenditures creating future benefits.

6.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

7.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

8.	Correlation is a statistical measure of how two securities move in relation to each other.

9.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

10.	Diversification is the spreading of risk by putting assets in several categories of investments.

11.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

12.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

13.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

14.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

15.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

16.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

17.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

18.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

19.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

20.	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

21.	One basis point equals 1/100th of 1 percent.

22.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

23.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

24.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

118 Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

25.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

26.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

27.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

28.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Industry Terms and Definitions 119

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
A. George Battle	Trustee	Term: Open Ended	Executive Chairman, Ask Jeeves,	Director of Advent
4 Orinda Way,		Time Served: 15	2004 - 2005; Chief Executive Officer,	Software; Expedia
Suite 200-D		years	Ask Jeeves from 2000 to 2003; Senior	Inc.; Fair Isaac Co.;
Orinda, CA 94563			Fellow, The Aspen Institute since 1995.	and Netflix Inc.
(born 1944)
Frederick August	Trustee	Term: Open Ended	Vice President, RoutSource Consulting	None
Eigenbrod, Jr. PhD		Time Served: 15	Services (organizational planning and
4 Orinda Way,		years	development) since 2002.
Suite 200-D
Orinda, CA 94563
(born 1941)
Taylor M. Welz	Trustee	Term: Open Ended	CPA/PFS, CFP. President, CCO & Sole	None
4 Orinda Way,		Time Served: 15	Owner, Welz Financial Services, Inc.,
Suite 200-D		years	since 2007. Partner, Bowman & Company
Orinda, CA 94563			LLP (certified public accountants) from
(born 1959)			1987 to 2007.
Harold M. Shefrin, PhD	Trustee	Term: Open Ended	Professor, Department of Finance,	SA Funds –
4 Orinda Way,		Time Served: 15	Santa Clara University, since 1979.	Investment Trust
Suite 200-D		years
Orinda, CA 94563
(born 1948)
Kenneth E. Gregory*	President	Term: Open Ended	President of the Advisor; President of	None
4 Orinda Way,	and Trustee	Time Served: 15	Litman/Gregory Research, Inc. (publishers)
Suite 200-D		years	and Litman/Gregory Asset Management,
Orinda, CA 94563			LLC (investment advisors), Officer of
(born 1957)			Litman/Gregory Analytics, LLC (web based
publisher of financial research), since
2000.
Craig A. Litman*	Secretary	Term: Open Ended	Treasurer and Secretary of the Advisor;	None
100 Larkspur Landing	and Trustee	Time Served: 15	Vice President and Secretary of Litman/
Circle,		years	Gregory Research Inc.; Chairman of
Suite 204			Litman/Gregory Asset Management, LLC.
Larkspur, CA 94939
(born 1946)
Jeremy DeGroot*	Assistant	Term: Open Ended	Chief Investment Officer of Litman/	None
4 Orinda Way,	Secretary and	Time Served: 15	Gregory Asset Management, LLC.
Suite 200-D	Trustee	years
Orinda, CA 94563
(born 1963)
John Coughlan	Treasurer	Term: Open Ended	Chief Operating Officer,	None
4 Orinda Way,	and Chief	Time Served: 15	Litman/Gregory Fund Advisors, LLC
Suite 200-D	Compliance	years	and Chief Financial Officer of Litman/
Orinda, CA 94563	Officer		Gregory Asset Management, LLC.
(born 1956)

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

120 Litman Gregory Funds Trust

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122 Notes

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124 Notes

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice 125

Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

Quasar Distributors, LLC

615 E. Michigan St., 2nd Floor

Milwaukee, WI 53202

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Value Fund	MSVFX	53700T405	307
Smaller Companies Fund	MSSFX	53700T306	308
Focused Opportunities Fund	MSFOX	53700T702	314
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Litman Gregory Funds Trust

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	9/4/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	9/4/12

By	/s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date	9/4/12

3